Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

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               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln AssetEdgeSM VUL, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln
National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). This same individual policy may also be made available for purchase by entities and businesses in instances for use on a multi-life basis when the insured people share a common employment or business relationship. When marketed to such entities and businesses to insure such persons (known as marketing on a multi-life basis), the policy is referred to as The Lincoln AssetEdgeSM Exec VUL. If applied for in these circumstances, differing requirements regarding underwriting and optional features would apply. The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.
                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.


                         Prospectus Dated: May 1, 2010

                                 Table of Contents




Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        16
    Voting Rights.................................        16
POLICY CHARGES AND FEES...........................        17
    Premium Load; Net Premium Payment.............        17
    Surrender Charges.............................        17
    Partial Surrender Fee.........................        21
    Transfer Fee..................................        21
    Mortality and Expense Risk Charge.............        21
    Cost of Insurance Charge......................        21
    Administrative Fee............................        21
    Policy Loan Interest..........................        22
    Rider Charges.................................        22
YOUR INSURANCE POLICY.............................        23
    Application...................................        24
    Owner.........................................        24
    Right to Examine Period.......................        24
    Initial Specified Amount......................        25
    Transfers.....................................        25
    Market Timing.................................        26
    Optional Sub-Account Allocation Programs......        27
    Riders........................................        28
    Continuation of Coverage......................        35
    Benefit Selection Option......................        36
    Termination of Coverage.......................        38
    State Regulation..............................        39


Contents                                                 Page
--------------------------------------------------      -----
PREMIUMS..........................................        39
    Allocation of Net Premium Payments............        39
    Planned Premiums; Additional Premiums.........        39
    Policy Values.................................        41
    Persistency Bonus.............................        42
DEATH BENEFITS....................................        42
    Death Benefit Proceeds........................        42
    Death Benefit Options.........................        42
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        44
    Death Benefit Qualification Test..............        45
    Payment of Death Benefit Proceeds.............        46
POLICY SURRENDERS.................................        46
    Partial Surrender.............................        47
POLICY LOANS......................................        47
LAPSE AND REINSTATEMENT...........................        48
    No-Lapse Provision............................        49
    Reinstatement of a Lapsed Policy..............        51
TAX ISSUES........................................        51
    Taxation of Life Insurance Contracts in
      General.....................................        52
    Policies That Are MECs........................        53
    Policies That Are Not MECs....................        53
    Other Considerations..........................        54
    Fair Market Value of Your Policy..............        55
    Tax Status of Lincoln Life....................        55
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        55
LEGAL PROCEEDINGS.................................        55
FINANCIAL STATEMENTS..............................        56
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        57
Appendix A........................................        59
Appendix A-1......................................        61
Appendix B........................................        63
GLOSSARY OF TERMS.................................        73

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate premiums and Accumulation Values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your policy values, your policy may include two no-lapse periods.

Your policy may provide for a 20 year no-lapse period and a 10 year no-lapse period. If this provision is in effect and you pay the respective premiums required by these provisions, your policy will not enter the Grace Period and lapse during the applicable 20 year or 10 year period even if the Net Accumulation Value of your policy is insufficient to cover the Monthly Deductions. Both provisions require that you have elected either Death Benefit Option 1 or Death Benefit Option 2; these provisions are not available if you select Death Benefit Option 3. Once the applicable 20 year or 10 year coverage period ends, if the Net Accumulation Value of your policy is insufficient to cover the Monthly Deductions, your policy may enter the Grace Period and lapse even if you pay the respective premiums which you were required to pay during those periods. (See section headed "No-Lapse Provision" for more information about these provisions, including information about the death benefit payable.)


Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your policy within the first 10-15 policy years. There is no Surrender Charge assessed if you partially surrender your policy; however a Surrender Charge may be assessed if you specifically request a Reduction in the specified amount within the first 10 policy years or within ten policy years from the date of an increase in specified amount. (See the section headed "Surrender Charges" for a detailed discussion of when Surrender Charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment Of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.

Subject to state availability (consult your financial advisor), the following applies to policies issued on or after October 19, 2009. For all other policies, see tables in Appendix B.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer Accumulation Values between Sub-Accounts.



                                              Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Maximum sales charge           When you pay a premium.                Guaranteed not to exceed 5.0% of each
 imposed on premiums                                                   premium.
 (Premium Load)
 Surrender Charge*1             For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in specified amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in specified amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $55.05 per $1,000 of specified amount.
  Minimum Charge                                                       $0.00 per $1,000 of specified amount.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the maximum Surrender Charge is
                                                                       $30.76 per $1,000 of specified amount.
 Transfer Fee                   Applied to any transfer request        $      25
                                in excess of 24 made during
                                any policy year.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
 Cost of Insurance*             Monthly
  Maximum Charge                                                 $83.33 per month per $1,000 of Net Amount at
                                                                 Risk.
                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Minimum Charge                                                 $0.00 per month per $1,000 of Net Amount at
                                                                 Risk.
  Charge for a                                                   For a male, age 45, standard non-tobacco, in
  Representative Insured                                         year one the guaranteed maximum monthly cost
                                                                 of insurance rate is $0.23 per month per $1,000
                                                                 of Net Amount at Risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            Valuation Day).                  Separate Account, guaranteed not to exceed an
                                                                 effective annual rate of 0.20%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
                                                                 In addition to the flat fee of $10 per month, for
                                                                 the first ten policy years from issue date or
                                                                 increase in specified amount, a monthly fee per
                                                                 dollar of Initial Specified Amount or increase in
                                                                 specified amount as follows:
  Maximum Charge                                                 $1.25 per month per $1,000 of Initial Specified
                                                                 Amount or increase in specified amount.
  Minimum Charge                                                 $0.01 per month per $1,000 of Initial Specified
                                                                 Amount or increase in specified amount.
  Charge for a                                                   For a male age 45, standard non-tobacco, the
  Representative Insured                                         maximum additional monthly charge is $0.29
                                                                 per month per $1,000 of specified amount.
 Policy Loan Interest           Annually                         4.0% annually of the amount held in the Loan
                                                                 Account.2
 Interest on Accelerated        Annually
 Benefit Lien
  Accelerated Benefit Up                                         4.0% annually of amount of Accelerated Benefit
  to Surrender Value                                             up to Surrender Value.3

                        Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                            When Charge                                      Amount
           Charge                           is Deducted                                     Deducted
  Accelerated Benefit                                                 Rate not to exceed higher of (i) published
  Exceeding Surrender                                                 monthly average of Moody's Corporate Bond
  Value                                                               Yield Average - Monthly Average Corporates
                                                                      (determined 30 days in advance of beginning of
                                                                      policy year) and (ii) the rate used to compute the
                                                                      Accumulation Value of the Fixed Account plus
                                                                      1.0%. 3
 Overloan Protection Rider        One-time charge when benefit        Maximum charge of 5.0% of the then current
                                  is elected                          Accumulation Value.4
 Exec Enhanced Surrender          Monthly (in Policy Years 2-5
 Value Rider - Multi-Life         only)
 Basis (Lincoln
 AssetEdgeSM Exec VUL)
  Option 2                                                            Charge is $0.075 per $1,000 of Initial Specified
                                                                      Amount.6
  Option 1                                                            Charge is $0.05 per $1,000 of Initial Specified
                                                                      Amount.6
 Optional Rider Charges                                               Individualized based on whether optional
                                                                      Rider(s) selected.
 Accelerated Benefits             When any benefit payment is         $250 (deducted from amount of benefit paid.)
 Riders5                          made.
 Change of Insured Rider          N/A                                 There is no charge for this rider.
 Enhanced Surrender               Monthly (in policy years 2-5        Charge is $0.05 per $1,000 of Initial Specified
 Value Rider - Individual         only)                               Amount.8
 Basis8
 Estate Tax Repeal Rider          One-time charge at issue            $250
 Waiver of Monthly                Monthly                             A percent of all other covered monthly charges.
 Deduction Rider7
  Maximum Charge                                                      12.0% of all other covered monthly charges.
  Minimum Charge                                                      2.0% of all other covered monthly charges.
  Charge for a                                                        For a male, age 45, standard non-tobacco, the
  Representative Insured                                              maximum percentage is 3.5% of all other
                                                                      covered monthly charges.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

  2 Effective annual interest rate of 4.0% in years 1-10, and 3.0% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited with interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in policy years 1-10 and 0.0% in policy years 11 and later.

  3 Under the Accelerated Benefits Riders, payments of benefits are considered as liens, which, as described more fully in the section headed "Policy Loans", are charged interest on amounts not exceeding the Surrender Value of the policy at an effective annual interest rate of 4.0% in years 1-10 and 3.0% in years 11 and later. To the extent the Accelerated Benefit paid exceeds the Surrender Value of the policy, the interest rate charged will vary as described in the table above and in the section headed "Policy Loans". Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request an Accelerated Benefit, amounts equal to the amount of the Accelerated Benefit you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amounts are transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3.0%.

  4 Accumulation Value of the policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. See "Policy Values" section for detailed discussion of how each value is calculated.

  5 There are two versions of this rider, and the charge for each version of the rider is the same. See Riders section for detailed discussion of the terms of each rider, including that the payment of a benefit under either version of the Rider is considered a loan against the policy.

  6 This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdgeSM Exec VUL) and the owner of the policy will have the opportunity to elect a higher Exec Enhanced Surrender Value (Option 2). See section headed "Exec Enhanced Surrender Value Rider - Multi-Life Basis" in the Riders section of this prospectus for a more detailed discussion.

  7 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. "Covered monthly charges" are the Monthly Deductions under the policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

  8 This rider is optional if the policy is applied for on an individual basis. See section headed "Enhanced Surrender Value Rider - Individual Basis" in the Riders section of this prospectus for detailed discussion.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.09% 9         0.32%
 (12b-1) fees, and other expenses.


  9 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.65%. These waivers and reductions generally extend through April 30, 2011 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account M ("Separate Account") is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of such broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 140% of first year premium and 5% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate "Underlying Fund". You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

     o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth.

     o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth.

        o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     o Inflation Protection Fund (Class I): Long-term total return.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
       Company.

     o Global Growth Fund (Class 2): Long-term growth.

     o Global Small Capitalization Fund (Class 2): Long-term growth.

     o Growth Fund (Class 2): Long-term growth.

     o Growth-Income Fund (Class 2): Growth and income.

     o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

     o Global Allocation VI Fund (Class I): High total return.


Delaware VIP Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Total return.

        o Emerging Markets Series (Standard Class): Capital appreciation.

     o High Yield Series (Standard Class): Total return.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

     o Limited-Term Diversified Income Series (Standard Class): Total return.

     o REIT Series (Standard Class): Total return.

     o Small Cap Value Series (Standard Class): Capital appreciation.

     o Trend Series (Standard Class): Capital appreciation.

     o U. S. Growth Series (Standard Class): Capital appreciation.

     o Value Series (Standard Class): Capital appreciation.

  *Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

        o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A):
Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): Capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth.

     o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

        o Franklin Income Securities Fund (Class 1): Current income.

     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation.

     o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18,
  2009. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class):
       Maximize real return.
       (Subadvised by BlackRock Financial Management, Inc.)
       This fund will be available on or about May 17, 2010. Consult your financial advisor.

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)

     o LVIP Delaware Bond Fund (Standard Class): Current income.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*
       This fund will be available on or about May 17, 2010. Consult your financial advisor.

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth.
       (Subadvised by Janus Capital Management LLC)

     o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
       (Subadvised by J.P. Morgan Investment Management, Inc.)
       This fund will be available on or about May 17, 2010. Consult your financial advisor.

     o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Marsico Capital Management, LLC)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
       (Subadvised by Delaware Management Company)

     o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index..
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500
       Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       Maximum capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Templeton Investment Counsel, LLC)

     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)

     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income. (Subadvised by Metropolitan West Capital Management)
       (formerly LVIP FI Equity-Income Fund)

     o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
       (Subadvised by Wilshire Associates Incorporated)

     o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
       (Subadvised by Wilshire Associates Incorporated)

     o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
       (Subadvised by Wilshire Associates Incorporated)

     o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
       Growth and income.
       (Subadvised by Wilshire Associates Incorporated)

  *Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
  Services Company

     o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.

     o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
  (Administrative Class): Maximum real return.

  (1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see Statement of

     Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

  (2)The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. Substitute funds may have higher charges than the funds being replaced.




Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.

POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge, unless you and we agree otherwise in writing. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted. However, we reserve the right to terminate or change this practice upon notice to you.

If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly Deduction, we will deduct the remaining Monthly Deduction pro rata from the Sub-Accounts which have value. The Monthly Deductions are made on the "Monthly Anniversary Day," the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.

If the value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We currently deduct 3.5% from each Premium Payment. We reserve the right to increase this charge but guarantee that it will not exceed 5.0% from each Premium Payment. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."



Surrender Charges


General:

Your policy gives you the right to (i) fully surrender your policy (a "Full Surrender") and receive the Accumulation Value of the policy less any applicable Surrender Charges (which is called the policy's "Surrender Value");
(ii) partially surrender your policy and receive from the Accumulation Value of your policy the amount you specifically request in cash (a "Partial Surrender"); and (iii) request a reduction in the specified amount of your policy (a "Reduction in Specified Amount"). The "Accumulation Value" of your policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value (see section headed "Premiums - Policy Values" for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the policy's Surrender Value (see section headed "Policy Surrenders - Partial Surrenders" for a detailed discussion).

A "Surrender Charge" may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy. No Surrender Charge is imposed if you request a Partial Surrender.

The Surrender Charge varies by age of the insured, the number of years since the "Policy Date" or the date of an increase in specified amount, and the specified amount. (See section headed "Your Insurance Policy" for a discussion of Policy Date.) Subject to state availability (consult your financial advisor), the Surrender Charge will never exceed $55.05 per $1,000 of specified amount for policies issued on or after October 19, 2009. For all other policies, the Surrender Charge will never exceed $56.21 per $1,000 of specified amount. A personalized schedule of Surrender Charges is included in each policy when your policy is issued. That schedule will calculate for you for each year during which a Surrender Charge based upon the Initial Specified Amount will be imposed, the result of multiplying (a) the amount per $1,000 of Initial Specified Amount by (b) the Initial Specified Amount divided by 1,000.

If you increase the specified amount, a new Surrender Charge schedule will be applicable to each increase. This charge would be imposed if you request a Reduction of Specified Amount with respect to all or part of the increased specified amount, and it is in addition to any Surrender Charge that would apply to the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.You may obtain more information about the Surrender Charges that would apply to your policy by requesting a personalized illustration from your financial adviser. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased specified amount and their impact on your policy values. Subject to state availability (consult your financial advisor), for policies issued on or after October 19, 2009, an example of how the various actions described below would impact the Surrender Charge is included in Appendix A of this prospectus. For all other policies, see Appendix A-1.

The length of time during which Surrender Charges apply ("Surrender Charge Period"), whether the Surrender Charges relate to the Initial Specified Amount or any increase in specified amount, is determined by the age of the insured on the Policy Date or on the date of an increase in specified amount. The length of the Surrender Charge Period with respect to a Reduction in Specified Amount does not vary by age and is always 10 years from the Policy Date for the Initial Specified Amount or from the effective date of each increase in specified amount.

For Full Surrenders -


If, on the Policy Date
(or date of increase in specified amount), the        The Surrender Charge Period as it relates to the
insured is:                                           Initial Specified Amount or any increase in specified amount is:
o Ages 0-55,                                          15 years
o Age 56,                                             14 years
o Age 57,                                             13 years
o Age 58,                                             12 years
o Age 59,                                             11 years
o Age 60 and above,                                   10 years

The Surrender Charge Period with respect to the Initial Specified Amount starts on the Policy Date. The Surrender Charge Period with respect to any given increase in specified amount starts on the date of such increase. A new Surrender Charge schedule will be applicable to each increase and each increase and its Surrender Charge Period is tracked separately for purposes of determining the applicable Surrender Charge.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within, at most, 15 years following the Policy Date or, at most, 15 years from the effective date of each increase in specified amount.

When you apply for the policy, your financial adviser can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in Specified Amount at various points during your policy ownership. In addition, after your policy is issued, please also contact your financial adviser before you request a Full Surrender or a Reduction in Specified Amount of your policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.

Full Surrenders:

If you request a Full Surrender of your policy in which the specified amount has previously neither increased or decreased, the Surrender Charge will equal
1) multiplied by 2) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

     and

2) the Initial Specified Amount divided by 1,000.

For example, the Surrender Charge for a Full Surrender of a policy at the end of the tenth policy year for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be:

o Subject to state availability (consult your financial advisor), for policies issued on or after October 19, 2009: a) $17.71 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $17,710.

o For all other policies: a) $17.11 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $17,110.

If you request a Full Surrender of the policy in which you have previously requested one or more increases in the specified amount (but have not previously requested a decrease in the specified amount), the Surrender Charge will equal 1) plus 2) where:

1) is

  a) the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by

     b) the Initial Specified Amount divided by 1,000; and

2) is for each increase in specified amount

  a) the amount per $1,000 of increase in specified amount for the number of years since the date of each increase; multiplied by

     b) the increased specified amount divided by 1,000

If you request a Full Surrender of your policy in which you had previously requested a Reduction in Specified Amount (but have not previously requested an increase in the specified amount), the Surrender Charge will equal 1) multiplied by 2) multiplied by 3) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

2) is one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed; and

3) is the specified amount divided by 1,000.

The charge assessed upon a Full Surrender will not exceed the Policy's Accumulation Value.

Reduction in Specified Amount:

If you request a Reduction in Specified Amount of your policy where you have not previously requested an increase in specified amount, the Surrender Charge will be calculated as 1) divided by 2) and then multiplied by 3), where:

     1) is the amount of this decrease;

     2) is the Initial Specified Amount; and

     3) is the Surrender Charge applicable for the policy year as stated in your policy specifications.


The length of the Surrender Charge period for Reductions in Specified Amount is 10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in specified amount.

The same calculation is made each time you request a Reduction in Specified Amount.

If you request a Reduction in Specified Amount of your policy when you previously have requested an increase in specified amount, each increase in specified amount (or part thereof, if your request for Reduction in Specified Amount is for less than the full amount of the most recent increase in specified amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in specified amount will be surrendered first, then the next most recently requested increase in specified amount (or part thereof) will be surrendered next, until the specified amount has been reduced in accordance with your request for a Reduction in Specified Amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in Specified Amount result in the surrender of an increase in specified amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in specified amount which were made more than 10 years prior to your request for a Reduction in Specified Amount.

If your request for Reduction in Specified Amount exceeds the amount of the most recent increase in specified amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in specified amounts will be surrendered successively (including, if necessary a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in Specified Amount. Any requests for Reduction in Specified Amount thereafter will be handled in a similar manner, that is, the most recent increase in specified amount or unsurrendered part of an increase in specified amount will be next surrendered in whole or in part.

If you engage in a series of increases and reductions in specified amount, the latest increase in the specified amount of your policy will be surrendered in whole or in part should you subsequently request a Reduction in Specified Amount. If the only increase in specified amount (or part thereof) which will be surrendered became effective more than 10 years ago, then no Surrender Charge would be imposed on a Reduction in Specified Amount involving the surrender of such increase in specified amount.

We may limit requests for Reduction in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

Partial Surrender:

There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender (see section headed "Policy Surrenders - Partial Surrenders" for a detailed discussion.) In addition, a Partial Surrender may reduce the policy's specified amount if you have elected Death Benefit Option 1 or Death Benefit Option 3 (see section headed "Policy Surrenders - Partial Surrenders" for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the policy's specified amount below the minimum specified amount or below the level required to maintain the policy as life insurance for the purposes of federal income tax law (see section headed "Tax Issues - Taxation of Life Insurance in General" for detailed discussion).

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to Surrender Charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

In addition, if your policy includes the Enhanced Surrender Value Rider, you may surrender your policy for an enhanced Surrender Value during policy years 1 through 5, without being subject to the policy Surrender Charges.

Any surrender may have tax implications. Consult your tax or other adviser before initiating a surrender.



Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an Administrative Fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.20% in all policy years. Subject to state availability (consult your financial advisor), the current charge for policies issued on or after October 19, 2009 is the effective annual rate of 0.15% in policy years 1-15 and 0.00% in policy years 16 and beyond. For all other policies, the current charge is the effective annual rate of 0.10% in policy years 1-20 and 0.00% in policy years 21 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each policy year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat Monthly Deduction of $10 during all policy years.

For the first ten policy years from the Policy Date or increase in specified amount, there is an additional charge which varies generally with the insured's issue age, sex, death benefit option, Benefit Selection Option, and premium class. Subject to state availability (consult your financial advisor), for policies issued on or after October 19, 2009, this charge will never exceed $1.25 per month per $1,000 of Initial Specified Amount or increase in specified amount. For all other policies, this charge will never exceed $1.83 per month per $1,000 of Initial Specified Amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4.0% in years 1-10, 3.0% in years 11 and beyond. We will credit 3.0% interest on the Loan Account Value in all years.



Rider Charges

The following paragraphs describe the charges for the riders listed below. The features of the riders available with this policy and any limitations on the selection of riders are discussed in the section headed "Riders".

Accelerated Benefits Riders. There is a flat charge of $250 (limited in certain states), which will be deducted from any benefit when paid.

Subject to state availability (consult your financial advisor), the following Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider charge applies to policies issued on or after October 19, 2009. For all other policies, see Rider Charges in Appendix B.

Enhanced Surrender Value Rider - Individual Basis. If application is made for a policy on an individual basis, there is a monthly charge for this rider during Policy Years 2-5 of $0.05 per $1,000 of Initial Specified Amount. For example, a policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year) for this rider.

If you wish this rider to be issued with your policy, you must select this rider when you initially apply for insurance; it will not automatically be issued with your policy. See section headed "Enhanced Surrender Value Rider - Individual Basis" in the Riders section of this prospectus for a more detailed discussion.

Exec Enhanced Surrender Value Rider - Multi-Life Basis. If application is made for policies on a multi-life basis (as the Lincoln AssetEdgeSM Exec VUL), there is a monthly charge for this rider during Policy Years 2-5 of $0.05 per $1,000 of Initial Specified Amount for Option 1 and $0.075 per $1,000 of Initial Specified Amount for Option 2. For example, under Option 1, a policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year). Under Option 2, the charge for a policy with an Initial Specified Amount of $500,000 would be $37.50 per month (or $450 per year), and the charge for a policy with an Initial Specified Amount of $1,000,000 would be $75 per month (or $900 per year) for this rider.

This rider is required and will automatically be issued with each policy applied for on a multi-life basis. See section headed "Exec Enhanced Surrender Value Rider - Multi-Life Basis" in the Riders section of this prospectus for a more detailed discussion.

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the insured. The maximum percentage is 12.0%. If you have elected this rider, a table of percentages appears on the rider pages in your policy.

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages. These pages provide important information about your policy such as: the identity of the insured and owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The "Policy Date" is the date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium. The Policy Date is also the date from which policy years, policy anniversary, Monthly Anniversary Days, policy months, premium due dates, and age are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, sex, and underwriting category of the insured.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 15 and at most age 85, if the policy is fully underwritten. Other age limits may apply if this policy is not fully underwritten. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a policy. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The Owner on the Date of Issue is designated in the policy specifications. You, as Owner, will make the following choices:

1) initial death benefit amount , death benefit option, and death benefit qualification test;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

In addition, for policies sold on a multi-life basis as Lincoln AssetEdgeSM Exec VUL, the Enhanced Surrender Value Rider will automatically be included with each policy, and the owner of each policy will have choice of which enhancement option is desired. (See discussion of "Enhanced Surrender Value Rider" in the Riders section of this prospectus).

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the policy entirely, request a Reduction in specified amount, name a new Owner, and assign the policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.



Right to Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000 (other limits may apply when policy is not fully underwritten). This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their Redemption Fees and their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the money market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect Dollar Cost Averaging at the time you apply for your policy. In addition, you may elect Dollar Cost Averaging after your policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-444-2363.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or on a limited basis from the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected by you); or

4) if your policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial adviser to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect policy owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy. Rider availability may vary by state of issue and whether the policy is fully underwritten. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed "Accelerated Benefits Riders", "Waiver of Monthly Deduction Rider", "Change of Insured Rider", "Enhanced Surrender Value Rider", "Estate Tax Repeal Rider", and "Overloan Protection Rider".) Consult your financial and tax advisers before adding riders to, or deleting them from, your policy. Please ask your financial adviser for an illustration that reflects the impact of adding a rider to your policy or deleting a rider from your policy before you make your decision.

Some of the riders discussed below are optional and you must decide whether to apply for those riders. Optional riders include the Accelerated Benefits Riders, the Waiver of Monthly Deduction Rider, the Change of Insured Rider, the Estate Tax Repeal Rider, and the Enhanced Surrender Value Rider (unless the policy is applied for on a multi-life basis). The Overloan Protection Rider will automatically be included with your policy if available in your state, and the Enhanced Surrender Value Rider will also automatically be included if your policy is applied for on a multi-life basis.

Accelerated Benefits Riders. There are two Accelerated Benefits Riders. The availability of the riders is based upon the Insured meeting our underwriting criteria (including the Insured's age and the state of the Insured's health at the time of your application), which will determine which, if any, form of rider will be issued to you. If the Insured meets our underwriting requirements and if you apply for the riders at the same time as you apply for your policy, you will be issued the second version of the rider (as described below). If the Insured does not meet our underwriting requirements (or you do not apply for the riders when you apply for your policy), you will be issued the first version of the rider that is described below. There is a charge for these riders of $250 (limited in certain states), which will be deducted from any benefit when paid. Benefits payable under either form of rider will be considered as a lien against your policy for the amount of the accelerated benefit paid, and the lien will be considered as a Policy Loan and will be charged interest. (See section headed "Policy Loans".) As the benefit paid is a lien, you may, if you wish, repay any part (but not less than $25) or all of the amount paid. The amount of any lien outstanding at the time of the death of the Insured will be deducted from the death benefit otherwise payable. In certain states, the availability of the riders, and the benefits available thereunder, are limited; please consult with your financial adviser as to availability and benefits.

One version of this rider pays a portion of the Death Benefit upon occurrence of terminal illness (defined by the rider as when the Insured's life expectancy is reduced to less than 12 months) or nursing home confinement (defined by the rider as the Insured being confined to a qualifying nursing home for the balance of life), subject to the terms of the rider. This version of the rider will pay 50% of the Death Benefit for terminal illness and 40% of the death benefit for nursing home confinement, subject to an overall maximum of $250,000 on all policies in force with us, in accordance with the terms of the rider. You may apply for this rider either at the time your application for the policy is made or at any time thereafter. Our underwriting rules in effect at the time you apply will determine whether the rider will be issued.

The second version of this rider, which must be applied for at the time you apply for your policy, in addition to paying the same portion of the Death Benefit upon the occurrence of terminal illness or nursing home confinement (as discussed above), also may pay a portion of the death benefit upon critical illness or a condition specified in the rider. The illnesses which qualify are detailed in the rider and generally include, but are not limited to, heart attack (myocardial infarction) and life threatening cancer. In the instance of critical illness, the portion of the Death Benefit payable is 5% (not to exceed a total of $25,000) upon the occurrence of the first critical illness covered by the rider.

To receive a benefit, you must contact us and let us know which benefit you are requesting and the benefit amount (subject to maximum limits) you would like. We will let you know what physician's certification or other requirements you must submit. If you request less than the maximum benefit, you may later apply for the balance of the benefit. For example, if the Insured is confined to a qualifying nursing home for the balance of life, and your only policy with us covering that Insured has a $100,000 death benefit, you could request up to 40% or $40,000, and if the Insured is later diagnosed with a medical condition resulting in a less than 12 month life expectancy, you may request an additional 10% (for a total benefit of 50%) or $10,000 (for a total benefit of $50,000). Because the benefit payable creates a lien on the policy, the maximum amount of your benefit may also be restricted (or no benefit may be payable) if you have an outstanding Policy Loan or if the policy has been assigned to a third party. Benefits paid under the Rider may restrict your ability to request future Policy Loans.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly deductions will be waived during periods of covered total disability commencing prior to the policy anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Subject to state availability (consult your financial advisor), the following Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider sections apply to policies issued on or after October 19, 2009. For all other policies, see Appendix B.

Enhanced Surrender Value Rider - Individual Basis. If application is made for a policy on an individual basis and you wish this rider to be issued with your policy, you must select this rider when you initially apply for insurance; it will not automatically be issued with your policy. The rider provides an increase in the amount you otherwise would receive under the terms of the policy (without the rider) if you fully surrender your policy. The rider does this by waiving the Surrender Charge.

To receive this increased amount (the "Enhanced Surrender Value") your policy must be fully surrendered during the first five Policy Years (the "Enhanced Surrender Value Period") (see section headed Surrender Charges - General" for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated). This rider does not provide for an Enhanced Surrender Value for Partial Surrenders, Policy Loans, or in connection with the exchange of this policy for any other policy. This rider will terminate at the earliest of the full surrender of the policy for the benefit provided by this rider; the end of the fifth Policy Year; lapse of the policy; or exchange, replacement, or any termination of the policy except for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.

If your policy is issued with the Enhanced Surrender Value Rider, you may not terminate the rider without terminating the policy.

If the policy is Fully Surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal:

     1) the policy's Accumulation Value; minus

     2) Indebtedness

Your policy Accumulation Value at any point in time equals the sum of Fixed Account value, the Separate Account Value, and the Loan Account Value (see the section headed "Policy Values" for a more detailed discussion). Your policy Surrender Value equals the policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed "Policy Surrenders" for a more detailed discussion).

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Enhanced Surrender Value Rider ("ESV Rider") and with the Enhanced Surrender Value Rider during the first five Policy Years of the policy described below (note: all Surrender Values and Enhanced Surrender Values are shown net of all policy expenses):

Sample Policy

o Insured: Male Standard Non-tobacco, age 55

o Specified amount: $1,500,000

o Benefit Selection Option: Not Elected

o Planned annual Premium Payment: $60,000

o No Indebtedness

             o Assumed Investment Return: 8.00% gross (7.24% net)*



                               Without                                 With ESV
                              ESV Rider                                  Rider
                   -------------------------------      ---------------------------------------
                    Accumulation        Surrender        Accumulation        Enhanced Surrender
 End of Year            Value             Value              Value                 Value
-------------      --------------      -----------      --------------      -------------------
      1            $ 49,494            $      0         $ 49,494            $ 49,494
      2            $102,671            $ 44,636         $101,735            $101,735
      3            $159,805            $104,275         $157,864            $157,864
      4            $221,192            $168,212         $218,170            $218,170
      5            $287,149            $236,791         $282,964            $282,964

* The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.

If you request a full surrender of your policy while the Enhanced Surrender Value Rider is in effect, you will receive the greater of the Surrender Value calculated under the provisions of your policy or the Enhanced Surrender Value calculated under the Enhanced Surrender Value Rider. As noted above, because the Enhanced Surrender Value Rider bases the benefit to be paid in part upon the Accumulation Value of your policy at the time you request a full surrender, increases or decreases in the Accumulation Value of your policy will impact the benefit payable under the rider upon a full surrender of the policy. You should consider with your financial advisor whether the potential benefits of the rider during the first five Policy Years would assist you in reaching your goals, as there is a cost associated with this rider.

Your financial advisor can provide you with an illustration which would demonstrate how the policy might work both with the rider and without the rider.

Exec Enhanced Surrender Value Rider - Multi-Life Basis. If application is made for policies to be purchased by a business or entity (i.e. an association, or trust established by business or association to fund employee or member benefits) on a multi-life basis (multiple policies covering several insureds who share a common association, employment or business relationship), the Exec Enhanced Surrender Value Rider ("Exec ESV Rider") is required and will automatically be issued with each policy. Please note that only businesses and entities may purchase this policy on a multi-life basis and that only such businesses or entities may own the policy and exercise the ownership privileges provided by the policy (e.g. electing options, changing beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a full surrender of a policy than would otherwise be available under the policy's terms ("Enhanced Surrender Value"). To receive the Enhanced Surrender Value, the policy must be fully surrendered during the "Exec Enhanced Surrender Value Period." The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the policy is issued, during which surrender charges apply to the policy. Once the policy is issued, the owner will not be able to change Options. This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the full surrender of the policy for the benefit provided by this rider; the end of the Exec Enhanced Surrender Value Period; lapse of the policy; or exchange, replacement, or any termination of the policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the policy.

Under Option 1, the rider provides an increase in the amount you may receive upon a full surrender of the policy than otherwise would be available under the terms of the policy by waiving the Surrender Charge. To receive this increased amount ("Enhanced Surrender Value") your policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed Surrender Charges - General" for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).

Under Option 1, if the policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal:

     1) the policy's Accumulation Value; minus

     2) Indebtedness

Under Option 2, if you fully surrender your policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1,000 of Specified Amount adjustment rate that will be shown in the policy specifications of your policy following the words "Enhanced Surrender Value Per Thousand Adjustment Rate." The credit will offset a portion of those charges described in the Administrative Fees section of "Table II: Periodic Charges Other Than Fund Operating Expenses" as a monthly fee per dollar of Initial Specified Amount or increase in specified amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.


Under Option 2,

(a) if the policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal:

     1) the policy's Accumulation Value; minus

     2) Indebtedness; plus

     3)

     (A) the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by

   (B) the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your policy specifications. Note: The result of this calculation provides a credit againts a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the Administrative Fees section of "Table II:
       Periodic Charges Other Than Fund Operating Expenses" as a monthly fee per dollar of Initial Specified Amount or increase in specified amount.

(b) if the policy is fully surrendered at any time after the fifth Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal:

     1) the policy's Accumulation Value; minus

     2) Indebtedness

Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.

Please see sample policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial advisor.

Your policy Accumulation Value at any point in time equals the sum of Fixed Account value, the Separate Account Value, and the Loan Account Value (see the section headed "Policy Values" for a more detailed discussion). Your policy Surrender Value equals the policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed "Policy Surrenders" for a more detailed discussion).

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Exec Enhanced Surrender Value Rider ("Exec ESV Rider") and with the Exec Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 for a policy with a ten year Exec Enhanced Surrender Value Period (note: all Surrender Values and Enhanced Surrender Values are shown net of all policy expenses):

Sample Policy

o Insured: Male Standard Non-tobacco, age 55

o Duration of policy's surrender charge at issue: 15 years

o Specified Amount: $2,500,000

o Benefit Selection Option: Not Elected

o Death Benefit Option: 1 (Level)

o Planned annual Premium Payment: $60,000

o No Indebtedness

o Assumed Investment Return: 8.00% gross (7.24% net)*

o For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $4.39 per $1,000 of Specified Amount for Option 2



                                Without
                               ESV Rider                       With Exec ESV Rider - Option 1
                   ---------------------------------      ----------------------------------------
                    Accumulation         Surrender         Accumulation        Enhanced Surrender
 End of Year            Value              Value               Value                  Value
-------------      --------------      -------------      --------------      --------------------
      1            $   41,100          $        0         $   41,100          $   41,100
      2            $   85,259          $        0         $   83,699          $   83,699
      3            $  132,704          $   40,154         $  129,468          $  129,468
      4            $  183,680          $   95,380         $  178,644          $  178,644
      5            $  238,450          $  154,525         $  231,479          $  231,479
      6            $  297,295          $  217,845         $  289,805          $  289,805
      7            $  360,520          $  285,620         $  352,473          $  352,473
      8            $  427,372          $  357,147         $  418,722          $  418,722
      9            $  498,026          $  432,576         $  488,722          $  488,722
      10           $  572,714          $  512,139         $  562,700          $  562,700
      11           $  663,981          $  608,431         $  653,196          $  653,196
      12           $  760,963          $  710,588         $  749,339          $  749,339
      13           $  863,732          $  818,707         $  851,190          $  851,190
      14           $  972,720          $  933,245         $  959,173          $  959,173
      15           $1,088,435          $1,054,760         $1,073,782          $1,073,782



                                With Exec ESV
                              Rider - Option 2
                   ---------------------------------------
                    Accumulation        Enhanced Surrender
 End of Year            Value                 Value
-------------      --------------      -------------------
      1            $   41,100          $   52,075
      2            $   82,919          $   93,894
      3            $  127,850          $  138,825
      4            $  176,126          $  187,101
      5            $  227,993          $  238,968
      6            $  286,061          $  286,061
      7            $  348,449          $  348,449
      8            $  414,397          $  414,397
      9            $  484,070          $  484,070
      10           $  557,693          $  557,693
      11           $  647,803          $  647,803
      12           $  743,527          $  743,527
      13           $  844,920          $  844,920
      14           $  952,399          $  952,399
      15           $1,066,455          $1,066,455

* The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.

The description below, based on the sample policy noted above and values at the end of the second Policy Year, reflects how the values have been derived (please note that there is no Indebtedness in this example):

Without Exec ESV Rider

(a) The Accumulation Value: $85,259

(b) Less the Surrender Charge: $96,725

(c) The Surrender Value is then floored at $0

With Exec ESV Rider - Option 1

(a) The Accumulation Value: $83,699, which is net of the monthly $0.05 per $1,000 of Initial Specified Amount charge for the Exec ESV Rider

(b) The Surrender Charge is waived: $0

(c) $83,699 less $0 equals the Surrender Value of $83,699

With Exec ESV Rider - Option 2

(a) The Accumulation Value: $82,919, which is net of the monthly $0.075 per $1,000 of Initial Specified Amount charge for the Exec ESV Rider

(b) The Surrender Charge is waived: $0

(c) The additional credit for a portion of the Administrative Fee is:

     (A) The Enhanced Surrender Value Per Thousand Adjustment Rate for this insured: $4.39 multiplied by

     (B) $2,500 ($2,500,000 of Specified Amount divided by $1,000) which equals $10,975

(d) $82,919 less $0 plus $10,975 equals the Surrender Value of $93,894

(Please note that the additional credit for a portion of the Administrative Fees, as shown in (c), above, is not available to be applied with respect to calculations of the Enhanced Surrender Value payable after the fifth Policy Year.)

If you request a Full Surrender of your policy while the Exec Enhanced Surrender Value Rider is in effect, you will receive the greater of the Surrender Value calculated under the provisions of your policy or the Enhanced Surrender Value calculated under Exec Enhanced Surrender Value Rider - Option 1 or Exec Enhanced Surrender Value Rider - Option 2, as applicable. As noted above, because both options of the Exec Enhanced Surrender Value Rider base the benefit to be paid in part upon the Accumulation Value of your policy at the time you request a Full Surrender, increases or decreases in the Accumulation Value of your policy will impact the benefit payable under the rider upon a Full Surrender of the policy. The Exec Enhanced Surrender Value Rider will be automatically issued with your policy; however, you should consider with your financial advisor which Enhanced Surrender Value option would assist you in reaching your goals, as the costs associated with this rider differ between the two options.

Your financial advisor can provide you with an illustration which would demonstrate how the policy might work with Exec Enhanced Surrender Value Rider
- Option 1 or Exec Enhanced Surrender Value Rider - Option 2.

Estate Tax Repeal Rider. If desired, you must select this rider when you initially apply for your insurance policy.

You should discuss with your financial and tax advisers whether, and the extent to which, the benefits of this rider would assist you in reaching your long term financial, estate planning, and other goals. For example, if you and your financial and tax advisers determined that this policy is to be purchased solely for the purpose of reducing federal estate taxes, you should discuss with your financial and tax advisers what impact possible Congressional action (or inaction) with respect to the federal estate tax may have on your estate or other plans. There is a one-time $250 charge at issue for this rider.

Under the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R. 1836) ("EGTRRA"), the Federal Estate Tax law will be repealed effective on and after January 1, 2010. However, EGTRRA also provided that this repeal is only temporary, and unless Congress acts by December 31, 2010 (with such action being effective as of January 1, 2010) to extend the repeal or to make the repeal permanent, the estate tax will be reinstated on January 1, 2011.

This rider gives you the right to cancel your policy for an amount equal to the Surrender Value of the policy plus any applicable Surrender Charge under certain circumstances. You may exercise your right under this rider to cancel your policy if (i) the EGTRRA repeal of the Federal Estate Tax law is made permanent; or (ii) the temporary repeal expiration date (that is January 1, 2011) is extended for at least two years beyond January 1, 2011.

Your right to cancel your policy must be exercised within 12 months from the later of (i) January 1, 2010, or (ii) the date in 2010 upon which legislation is enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011).

This rider terminates on the earliest of:

  1) one year from the "start date" (which is the later of (i) January 1, 2010, or (ii) the date in 2010 upon which legislation is enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011));

  2) December 31, 2010, provided no legislation had been enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011);

     3) the date you request termination of the rider;

     4) termination of your policy; or

     5) Full Surrender of your policy prior to the "start date".

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy in states where it is available. There is no charge for adding this rider to your policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Continuation of Coverage

If the insured is still living at attained age 100, and the policy has not been surrendered, the policy will automatically remain in force until surrender or death of the insured.

The death benefit will equal the Death Benefit Proceeds. The Death Benefit Proceeds will be the greater of:

     1) the amount determined by the death benefit option in effect on the date of death of the insured; and

  2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the specifications pages of your policy less any Indebtedness. (See section headed "Death Benefits - Death Benefit Options" for more information concerning the death benefit options.)

The Death Benefit Proceeds payable under this Continuation of Coverage provision may be reduced if you have elected a Benefit Selection Option percentage. The Benefit Selection Option and the impact the Benefit Selection Option may have on the Continuation of Coverage provision is detailed in the section below headed "Benefit Selection Option".

There are certain changes that will take place on the policy anniversary when the insured reaches attained age 100:

1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Provisions may vary in certain states.

Benefit Selection Option

Subject to state availability (consult your financial advisor), this section applies to policies issued on or after October 19, 2009. For all other policies, see Appendix B.

When you apply for the policy, you may elect the Benefit Selection Option. If you elect this Option, you will reduce the specified amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the insured dies after reaching attained age 100. If you do not elect this option, then the amount of the specified amount in effect at the time of the insured's death after attained age 100 will not be reduced by the Benefit Selection Option, and therefore the full amount of the specified amount in effect at the time of the insured's death after reaching attained age 100 will be be used in the calculation of the Death Benefit Proceeds.

With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided after attained age 100 by the Continuation of Coverage provision of your policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of specified amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your policy and thereby reduce the cost of the death benefit provided by your policy. Since reducing the monthly charges will reduce the amounts deducted from your policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your policy until the insured reaches attained age 100, you should discuss with your financial adviser the extent to which your need for such protection may decrease at that point. Your financial adviser can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.

You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the policy's Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your policy to the extent that the death benefit is based upon the specified amount. The Continuation of Coverage provision of your policy provides for a death benefit after the insured has reached Attained Age 100 which is the greater of

 (i) the death benefit provided by the Death Benefit Option you have chosen (which is the specified amount or uses the specified amount as a factor in its calculation) (referred to as the "Continuation of Coverage Death Benefit Based Upon Specified Amount"); or

 (ii) an amount equal to your policy's Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your policy (referred to as the "Continuation of Coverage Death Benefit Based Upon Accumulation Value"),

both less Indebtedness (see section headed "Death Benefits - Death Benefit Options" for discussion of impact on death benefits of your choice of Death Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the specified amount used to calculate the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Accumulation Value (sub-clause (ii) above) to zero if your policy has positive cash value (see section headed "Continuation of Coverage" for a discussion of the death benefit provided by this provision). The Benefit Selection Option percentage you have selected will be shown in the policy specifications pages of you policy following the words "Benefit Selection
Option: __%", along with the reduction to the Continuation of Coverage specified amount (following the words "If the Insured is still living and this policy is still In Force at Attained Age 100, the Specified Amount will be reduced by __%").

The following example shows three policies on the same insured. In the first policy, the Benefit Selection Option was not elected; and in the second and third policies the Benefit Selection Option (with differing percentages) was elected:

                                       Male, 55 Year Old, Standard Non-tobacco
                                                           Continuation
 Benefit Selection        Monthly Administrative           of Coverage
       Option                   Expense Fee              Specified Amount                       Result
 Election: None          $0.39167 per                  100% of Specified        This option offers the full specified
                         thousand of Specified         Amount (higher)          amount during Continuation of
                         Amount (higher)                                        Coverage. The price of the protection
                                                                                is reflected in the higher Monthly
                                                                                Administrative Expense Fee.
 Election: 50%           $0.23751 per                  50% of Specified         This option offers less than the full
                         thousand of Specified         Amount (lower)           specified amount during Continuation
                         Amount (lower)                                         of Coverage. The Monthly
                                                                                Administrative Expense Fee is
                                                                                reduced in exchange. Therefore, this
                                                                                option allows somewhat more money
                                                                                to be invested in the Sub-Accounts or
                                                                                allocated to the Fixed Account while
                                                                                providing a part of the specified
                                                                                amount during Continuation of
                                                                                Coverage.
 Election: 100%          $0.08333 per                  0% of Specified          This option offers no Continuation of
                         thousand of Specified         Amount (lowest)          Coverage specified amount*. The
                         Amount (lowest)                                        Monthly Administrative Expense Fee
                                                                                is reduced in exchange. Therefore,
                                                                                this option allows more money to be
                                                                                invested in the Sub-Accounts or
                                                                                allocated to the Fixed Account.

* Note: Although Continuation of Coverage specified amount is zero, the Continuation of Coverage provision of your policy provides for an alternate calculation based on your policy's Accumulation Value on the date of death. See section headed "Continuation of Coverage" for a discussion of the death benefit to be paid.

The following examples demonstrate hypothetical Accumulation Values and Continuation of Coverage death benefits. The column headed "Continuation of Coverage Specified Amount" shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based upon the specified amount. The column headed "Illustrated Death Benefit Proceeds" shows the amount of the death benefit paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-accounts available under the policy return an amount equal to the Assumed Investment Return each year shown:


o Insured: Male Preferred Non-tobacco, age 60

o Specified Amount: $1,000,000

o Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 policy years

o No Indebtedness on the policy

o Death Benefit Option: 1 (level)

o Death Benefit Qualification Test: Cash Value Accumulation Test

o Assumed Investment Return: 8.00% gross (7.24% net)

o Assumed Fixed Account Interest Rate: 5.05%



Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100          5,408,109           1,000,000          5,462,190
  41        101          5,692,580           1,000,000          5,749,506
  42        102          5,992,016           1,000,000          6,051,936
  43        103          6,307,202           1,000,000          6,370,274



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40          5,709,671            500,000           5,766,768           6,007,037               0              6,067,108
  41          6,010,005            500,000           6,070,105           6,323,013               0              6,386,244
  42          6,326,138            500,000           6,389,399           6,655,610               0              6,722,166
  43          6,658,899            500,000           6,725,488           7,005,702               0              7,075,759

The following example uses the same sample policy and assumptions as the example above except that the Assumed Investement Return is 0.00% gross (-0.76% net):



Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100           28,002             1,000,000          1,000,000
  41        101           29,475             1,000,000          1,000,000
  42        102           31,025             1,000,000          1,000,000
  43        103           32,657             1,000,000          1,000,000



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40           234,712             500,000            500,000             441,430                0               445,844
  41           247,058             500,000            500,000             464,650                0               469,296
  42           260,053             500,000            500,000             489,091                0               493,982
  43           273,732             500,000            500,000             514,817                0               519,966

In addition, the Continuation of Coverage specified amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your policy to provide a death benefit under your policy's Continuation of Coverage provision.

You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your policy is best shown in an illustration. Please ask your financial adviser for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) Full Surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force before the end of any applicable Grace Period.

State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum premium required, except as may be required to maintain the No-Lapse Provision, or to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective.



Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account. See section headed "Right to Examine Period" for a discussion of when Net Premium Payments are allocated to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. We reserve the right to stop sending premium reminder notices if no Premium Payment has been made within 2 policy years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your policy benefits.

Amount of Premium Payments: For example, if you pay a premium in an amount higher than the premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed "Death Benefits" for further information on choice of death benefit options), provide additional benefits upon the death of the insured and additional value against which a loan on the policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance Charges (this may occur because the policy's Net Amount at Risk may be lower- see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Conversely, if you pay less premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the policy's Net Amount at Risk - see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

In addition, policy charges which are asset based, such as the mortality and expense risk charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.

However, the amount of premium you can pay for your policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of premiums you may pay also may be limited as discussed later in this section.

Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your premiums would be available for investment earlier than you had planned.

Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your premiums would be available for investment later than you had planned.

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

Please ask your financial adviser for an illustration which would demonstrate the impact the amount and timing of your Premium Payments may have on your policy.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional premium (including Planned Premium) would increase the difference between the specified amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including Planned Premium) or a portion of a premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the policy, the Cash Value Accumulation Test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC (Modified Endowment Contract). Refer to the section headed "Tax Issues" for more information.

Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account;

5) Persistency Bonuses;

6) Monthly Deductions; and

7) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.

A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions including the Fixed Account Asset Charge or Partial Surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company. The Fixed Account Asset Charge is deducted daily.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your policy.



Persistency Bonus

Subject to state availability (consult your financial advisor), for policies issued on or after October 19, 2009, on each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in policy year 16, we will credit a "Persistency Bonus" to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.20% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day.

For all other policies, on each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in policy year 21, we will credit a Persistency Bonus to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day.

The Persistency Bonus is based on reduced costs in later policy years that we can pass on to policies that are still in force. Our payment of the Persistency Bonus will not increase or otherwise affect the charges and expenses of your policy or any policy riders.


DEATH BENEFITS
The "Death Benefit Proceeds" is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders and your selection of a Benefit Selection Option percentage may impact the amount payable as Death Benefit Proceeds in your policy. For example, as benefits paid under the Accelerated Benefits Riders are considered liens on the policy, the amount of such benefits would be deducted from Death Benefit Proceeds. Refer to the sections of this prospectus headed "Riders" for a discussion of the treatment of benefits paid under the Accelerated Benefits Riders and "Continuation of Coverage" for a discussion of the death benefits for age 100 and later.



Death Benefit Proceeds

The Death Benefit Proceeds payable upon the death of the insured will be the greater of:

1) the amount determined by the death benefit option (see below) in effect on the date of the death of the insured, less any Indebtedness; or

2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the policy specifications, less any Indebtedness.



Death Benefit Options

Three different death benefit options are available. Your choice of option will depend on your insurance needs. The options offered are intended to provide you with flexible solutions to changing insurance needs. You may choose the death benefit option at the time you apply for your policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading "Changes to the Initial Specified Amount and

Death Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your policy has been issued). Your financial advisor can assist you in determining the Option that best meets your needs.

The following table provides more information about the death benefit options.



 Option                           Death Benefit Proceeds Equal to the                                   Variability
    1         Specified amount (a minimum of $100,000) level death benefit.                   None; level death benefit
    2         Subject to state availability (consult your financial advisor), for             May increase or decrease over
              policies issued on or after October 19, 2009, the greater of:                   time, depending on the amount
              a) the sum of the specified amount plus the Net Accumulation Value              of premium paid and the
              as of the date of the insured's death, less any Partial Surrenders              investment performance of the
              after the date of death (i.e. Partial Surrender amounts we may                  Sub-Accounts or the interest
              have paid to the owner after the date of the insured's death but                credited to the Fixed Account.
              before the death of the insured was reported to us); or
              b) the Specified Amount as of the date of the insured's death, multiplied by 115%, less any Partial Surrenders after the date of death.
              For all other policies, only a) applies.
    3         Either                                                                          Will generally increase,
              a) Sum of the specified amount plus the accumulated premiums; or                depending on the amount of
              b) If elected by the policy owner at the time the policy is applied for,        premium paid.
              sum of the specified amount plus the accumulated premiums
              minus the cumulative policy factor and in each case up to the
              Death Benefit Option 3 limit shown in the policy Specification, as of the date of the insured's death. Any premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the policy value but will not increase the death benefit.
              The cumulative policy factor is calculated at the time the policy is issued as:
              i) the applicable monthly rate used by the Internal Revenue
              Service (IRS); or
              ii) an alternative monthly rate permitted by the IRS, if you have selected this alternative rate at the time the policy is applied for; times
              iii) the specified amount divided by 1000. Amounts of any
              Partial Surrenders after the date of death will be deducted from any amount payable under this Death Benefit Option 3.

The "cumulative policy factor" referred to in the table above is elected at the time you apply for the policy. Generally, the calculation with the cumulative policy factor is elected in situations where a business will own the policy. The "applicable monthly rate" and the "alternative monthly rate" are determined by the Internal Revenue Service in accordance with Section 1474 (d) of the Internal Revenue Code. While these rates may vary over time, the rate at the time your policy is issued will be used. The IRS from time to time publishes the rate used. You may obtain that current rate from the IRS or by calling our Administrative Office.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your policy is the difference between the specified amount and the Net Accumulation Value of your policy. Therefore, for example, if you choose Death Benefit Option 1, if your policy Net Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less that if your policy Net Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the policy is within the Grace Period, any payment required to keep the policy in force.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000 (other limits may apply when policy is not fully underwritten).

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed to Death Benefit Option 1, subject to our consent, as long as the policy is in force.

You must submit all requests for a change to Death Benefit Option 1 and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     2 to 1          Subject to state availability (consult your financial advisor), for policies issued on or after
                     October 19, 2009, the specified amount will be increased by the greater of:
                     a) the Accumulation Value as of the effective date of change; or
                     b) the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.

                     For all other policies, only a) applies.

                     (This changes the death benefit under the policy from one that may increase over time by the growth in the policy's Net Accumulation Value to a level death benefit.)
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of the change.


A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in the specifications pages of each policy.

Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the Surrender Charge applicable to your policy. Changes in specified amount do not affect the Premium Load as a percentage of premium.

We may decline any request for Reduction of Specified Amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the policy.

In addition, the death benefit qualification tests, as discussed below, require certain relationships between premium and death benefit and between policy Accumulation Value and death benefit. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the test you elected. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the policy Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.



Death Benefit Qualification Test

You will also choose between the two death benefit qualification tests, the "Cash Value Accumulation Test" and the "Guideline Premium Test". You must choose the death benefit qualification test when you apply for the policy. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.

The Guideline Premium Test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed cash value corridor percentage to determine a minimum ratio of death benefit to Accumulation Value.


The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a death benefit conversion percentage that is defined as $1,000 divided by the net single premium. A table of the corridor percentages for the death benefit qualification test you elected will be included as a part of the policy specifications when you receive your policy.

The tests differ as follows:

(1) the Guideline Premium Test expressly limits the amount of premium that you can pay into your policy; the Cash Value Accumulation Test indirectly limits the premium.

(2) the factors that determine the minimum death benefit relative to the policy's Accumulation Value are different. Required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.

(3) If you wish to pay more premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits higher Premium Payments. However, the higher death benefit conversion percentage might cause you to pay higher Cost of Insurance Charges. Payment of higher premiums could also cause your policy to be deemed a MEC.

(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective. Since the corridor percentages are lower, the smaller required death benefit generally results in lower Cost of Insurance Charges.

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the policy is within the Grace Period, any payment required to keep the policy in force.

You should consult with a qualified tax adviser before choosing the death benefit qualification test.

Please ask your financial adviser for illustrations which demonstrate the impact of selection of each test on the particular policy, including any riders, which you are considering.

Payment of Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your policy is contested or if Separate Account Values cannot be determined.

If the recipient of the Death Benefit Proceeds has elected a lump sum settlement and the Death Benefit Proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.

The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account. Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value"). If you have elected the Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you fully surrender your policy during the first five policy years. Policy Indebtedness includes loans under the policy and Accelerated Benefits paid under the Accelerated Benefits Riders.


Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.

If you request lump sum surrender and the policy's Surrender Value is over $5,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) Account in your name. Refer to the description of the SecureLine (Reg. TM) Account under the section headed "Death Benefit Proceeds" for more information.


You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than the SecureLine (Reg. TM) checkbook.

Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your policy, you must specifically request a Full Surrender of your policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your policy's Surrender Value equals the policy Accumulation Value less any Indebtedness, less any applicable Surrender Charge. Policy Loans and Accelerated Benefits received under the Accelerated Benefits Riders are Indebtedness under your policy and will reduce the Surrender Value available to you.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              The specified amount will be reduced by the greater of:
                        a. zero; or
                        b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)]
                        divided by (3) where:
                        (1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor
                        Percentages Table in the policy specifications;
                        (2) is the Specified Amount immediately prior to the Partial Surrender; and
                        (3) is the applicable percentage shown in the Corridor Percentages Table in the policy specifications.
         2              Will reduce the Accumulation Value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the Partial Surrender exceeds the accumulated premiums.

If the chart above indicates that the specified amount is reduced because of a Partial Surrender (Death Benefit Options 1 and 3), the benefit available under the Accelerated Benefits Riders will also be reduced because the benefits of those Riders are based on the death benefit of the policy.

Partial Surrender proceeds will generally be paid within seven calendar days of our receipt of your request.


POLICY LOANS
Your policy permits you to borrow against the Surrender Value of your policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value. If you wish to make a surrender in excess of 90% of the Surrender Value of your policy, you must specifically request a Full Surrender of your policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges.)

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues daily at an effective annual rate of 4.0% in years 1-10 and 3.0% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon Full Surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3.0% in all years, so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment other than an initial payment to us, we will apply your payment as premiums and not as loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Provision are preventing Policy Termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The amount of a benefit paid (the "Accelerated Benefit") under the Accelerated Benefits Riders (see section headed "Riders - Accelerated Benefits Riders") is a lien against the policy and is considered as a Policy Loan. Therefore, an amount equal to the Accelerated Benefit paid will be withdrawn from Accumulation Values of the Sub-Accounts and Fixed Account in proportion to their values. That amount is transferred to the Loan Account. Interest will be credited by the Company as described above. Because the amount of the Accelerated Benefit is considered as a Policy Loan, the amount received may reduce the amount of loans that may be taken in the future. To the extent that the Accelerated Benefit paid does not exceed the Surrender Value, interest will be charged in the same manner as described above. However, to the extent that the Accelerated Benefit exceeds the Surrender Value at the time it is paid, interest charged during each policy year is determined annually at least 30 days in advance of the beginning of a policy year and will not exceed the higher of (i) the published monthly average of the Moody's Corporate Bond Yield Average-Monthly Average Corporates (as published by Moody's Investors Service, Inc. for the calendar month ending 2 months before the beginning of the policy year), and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1.0%. Please ask your financial adviser for additional details.

You should carefully consider that requesting a Policy Loan will reduce (or may eliminate) the Accelerated Benefit available under the Accelerated Benefits Riders (see section headed "Riders - Accelerated Benefits Riders" for discussion of the benefits available); will reduce the Enhanced Surrender Value available under the Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider (see section headed "Riders - Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider" for discussion of the benefits available); and will reduce the Surrender Value of your policy available if you exercise the Estate Tax Repeal Rider (see section headed "Riders - Estate Tax Repeal Rider" for a discussion of the benefits available). In addition, as your policy will include the Overloan Protection Rider, your policy will not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Accumulation Value of your policy less Surrender Charges (see section headed "Riders - Overloan Protection Rider" for a discussion of the benefits available).


LAPSE AND REINSTATEMENT
If at any time

1) the Net Accumulation Value of the policy is insufficient to pay the Monthly Deduction, and

2) the No-Lapse Provision of the policy is not preventing Policy Termination,

then all policy coverage will terminate. This is referred to as Policy Lapse.

The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the Grace Period, then the policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.

In addition, your policy includes a No-Lapse Provision, if available (see section headed "No-Lapse Provision" below for discussion of availability), which is described below, and may prevent lapse.



No-Lapse Provision

Your policy includes a No-Lapse Provision, if available. This means that if this provision is available to you your policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative premium required to maintain the No-Lapse Provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the policy from lapsing.

Availability of the No-Lapse Provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.

There are two levels of No-Lapse protection:

1) a guarantee for the first 20 policy years; and

2) a guarantee for the first 10 policy years.

                                                                                 Provision will terminate upon
          Level                         Lapse Protection                                the earliest of
 First 20 policy years        During the first 20 years, the           1) the insured reaches age 100, or
                              policy will not lapse even if the        2) the beginning of the 21st policy year.
                              Net Accumulation Value is                Failure to meet the No-Lapse Premium
                              insufficient to meet the Monthly         requirement during the first 20 years does not
                              Deductions, as long as the sum           terminate the No-Lapse Provision. Any premium
                              of:                                      shortfall can be made up while the policy is in
                              o all Premium Payments (less             force or during the policy's Grace Period.
                              any Partial Surrenders)                  Continuing to pay the 20 year No-Lapse
                              accumulated at 4.0% interest             Premium beyond the termination of the 20 Year
                              o minus any Indebtedness is at           No-Lapse Provision does not guarantee that the
                              least equal to the sum of the            policy will not lapse. Payments must be
                              20 year No-Lapse Premiums                sufficient to cover your Monthly Deductions.
                              due since date of issue                  However, you may still qualify for the 10 year
                              (shown in the policy                     No-Lapse Provision.
                              specifications) accumulated
                              at 4.0% interest.
 First 10 policy years        During the first 10 years, the           1) the insured reaches age 100, or
                              policy will not lapse even if the        2) the beginning of the 11th policy year.
                              Net Accumulation Value is                Failure to meet the No-Lapse Premium
                              insufficient to meet the Monthly         requirement during the first 10 years does not
                              Deductions, as long as the sum           terminate the No-Lapse Provision. Any premium
                              of:                                      shortfall can be made up while the policy is in
                              o all Premium Payments (less             force or during the policy's Grace Period.
                              any Partial Surrenders)                  Continuing to pay the 10 year No-Lapse
                              accumulated at 4.0% interest             Premium beyond the termination of the 10 year
                              o minus any Indebtedness is at           No-Lapse Provision does not guarantee that the
                              least equal to the sum of the            policy will not lapse. Payments must be
                              10 year No-Lapse Premiums                sufficient to cover your Monthly Deductions.
                              due since date of issue
                              (shown in the policy
                              specifications) accumulated
                              at 4.0% interest.

If you fail to satisfy the requirements for the 20 year and 10 year No-Lapse Provisions, and you have paid insufficient premium to cover your Monthly Deductions, the policy, after notice, and expiration of the policy's Grace Period, will lapse.

If this provision is available to you, your levels of No-Lapse Premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

You do not need to make an election as to which of the No-Lapse Provisions you wish to apply to your policy. The cumulative amount of premiums you actually pay will determine whether either provision would be available to prevent your policy from lapsing during either the first 10 or the first 20 policy years. Therefore, for example, you may begin by paying the premiums necessary to meet the 10 year No-Lapse Provision and in the fourth policy year determine that you would like to take advantage of the 20 year No-Lapse Provision. You may then pay the additional premiums needed to meet the cumulative premiums required by the 20 year No-Lapse Provision, and if you do pay such amounts you may take advantage of the 20 year No-Lapse Provision. Your financial adviser can provide you with an illustration which would demonstrate how this might work.

Subject to state availability (consult your financial advisor), this example only applies to policies issued on or after October 19, 2009. For all other policies, see Appendix B.

The following hypothetical example compares each of the two no-lapse benefits for a male, standard non-tobacco, issue age 55, with a specified amount of $1,000,000 and no Indebtedness:

                                 No-Lapse Provision with 10-year no-
                                            lapse period                   No-Lapse Provision with 20-year no-lapse period
 Required annual                $8,850                                    $9,920
 premium amount
 Required premium period        10 years                                  20 years
 Duration of no-lapse           10 years                                  20 years
 protection if Premium
 Payment requirement
 met
 Death benefit amount if        Same as policy death benefit              Same as policy death benefit
 no-lapse protection is
 preventing lapse

If the No-Lapse Provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If your policy has lapsed and the insured has not died since lapse, you may reinstate your policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit premiums paid depending upon the insured's age, gender, and risk classification, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We will apply this test to the policy if you have so elected at the time you applied for the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender

Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a premium that would exceed the amount allowable to permit the policy to continue to qualify as life insurance, we will either refund the excess premium to you within 60 days of the end of the policy year or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

The policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your policy to become a MEC and you do not consent to MEC status for your policy, we will either refund the excess premium to you within 60 days of the end of the policy year, offer you the opportunity to apply for an increase in Death Benefit. If the excess premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the policy on the next, succeeding policy anniversary when the premium no longer causes your policy to be deemed a MEC in accordance with your premium allocation instructions on file at the time the premium is applied.

Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS
The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of

Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Corporate and Group Purchasers and Case
      Exceptions
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account M

1933 Act Registration No. 333-146507

1940 Act Registration No. 811-08557

                               End of Prospectus

APPENDIX A
Subject to state availability (consult your financial advisor), the following Appendix A applies to all policies issued on or after October 19, 2009. For all other policies, see Appendix A-1.

EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual Premium Payment of $15,000:

1) Fully surrender the policy at the end of the representative policy years shown:


 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                         10,303                   29,620                        0
  10                       143,001                   17,710                  125,291
  16                       308,647                        0                  308,647

In the table above, the Surrender Charge at the end of year 1 would be:

a) 29.62 multiplied by

b) 1,000 ($1,000,000 divided by 1,000), or $29,620.

2) Decrease the Initial Specified Amount by $250,000 from $1,000,000 to $750,000 at the end of the representative policy years shown:


 End of Year         Surrender Charge
  1                       7,405
  5                       6,175
  11                          0

In the table above, the Surrender Charge at the end of year 1 would be:

a) 29.62 multiplied by

b) 250 ($250,000 divided by 1,000), or $7,405.

3) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then Fully Surrender the policy at the end of the representative policy years shown:


                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           Specified Amount
 9                       113,998                     19,190
 12                      168,482                     14,630
 16                      262,238                          0
 22                      463,988                          0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           Specified Amount            Charge         Surrender Value
 9                          16,155                 35,345              78,653
 12                         13,870                 28,500             139,982
 16                         10,535                 10,535             251,703
 22                              0                      0             463,988

In the table above, the Surrender Charge at the end of year 9 would be:

     a)

     (i) 19.19 multiplied by

      (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

      (i) 32.31 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $35,345.

  o At the end of year 9 and 12, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

     o At the end of year 16, the Surrender Charge for the Initial Specified Amount would have expired.

  o At the end of year 22, the Surrender Charge for both the Initial and additional specified amount would have expired.

4) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then decrease the specified amount by $900,000 from $1,500,000 to $600,000 at the end of the representative policy year shown:


                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            Specified Amount              Specified Amount                Charge
  9                          7,676                         16,155                     23,831
  12                             0                         13,870                     13,870
  22                             0                              0                          0

In the table above, the Surrender Charge at the end of year 9 would be:

a)

     (i)19.19 multiplied by

     (ii) 400 ($400,000 divided by 1,000) plus

b)

     (i)32.31 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $23,831.

  o At the end of year 9, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

  o At the end of year 12, the Surrender Charge for a decrease on the Initial Specified Amount would have expired after year 10.

  o At the end of year 22, the Surrender Charge for a decrease on both the initial and additional specified amount would have expired after year 17.

APPENDIX A-1
Subject to state availability (consult your financial advisor), the following Appendix A-1 applies to all policies issued before October 19, 2009.

EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual Premium Payment of $15,000:

     1) Fully surrender the policy at the end of the representative policy years shown:


 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                         11,807                   28,640                        0
  10                       154,882                   17,110                  137,772
  16                       317,129                        0                  317,129

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 28.64 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $28,640.

  2) Decrease the Initial Specified Amount by $250,000 from $1,000,000 to $750,000 at the end of the representative policy years shown:


 End of Year         Surrender Charge
  1                       7,160
  5                       5,970
  11                          0

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 28.64 multiplied by

     b) 250 ($250,000 divided by 1,000), or $7,160.

  3) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then Fully Surrender the policy at the end of the representative policy years shown:


                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           Specified Amount
 9                       125,725                     18,540
 12                      178,517                     14,130
 16                      268,642                          0
 21                      420,096                          0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           Specified Amount            Charge         Surrender Value
 9                          15,935                 34,475              91,250
 12                         13,675                 27,805             150,712
 16                         10,380                 10,380             258,262
 21                              0                      0             420,096

     In the table above, the Surrender Charge at the end of year 9 would be:

     a)

      (i) 18.54 multiplied by

      (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

      (i) 31.87 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $34,475.

  o At the end of year 9 and 12, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

     o At the end of year 16, the Surrender Charge for the Initial Specified Amount would have expired.

  o At the end of year 21, the Surrender Charge for both the Initial and additional specified amount would have expired.

4) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then decrease the specified amount by $900,000 from $1,500,000 to $600,000 at the end of the representative policy year shown:


                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            Specified Amount              Specified Amount                Charge
  9                          7,416                         15,935                     23,351
  12                             0                         13,675                     13,675
  21                             0                              0                          0

In the table above, the Surrender Charge at the end of year 9 would be:

a)

     (i)18.54 multiplied by

     (ii) 400 ($400,000 divided by 1,000) plus

b)

     (i)31.87 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $23,351.

  o At the end of year 9, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

  o At the end of year 12, the Surrender Charge for a decrease on the Initial Specified Amount would have expired after year 10.

  o At the end of year 21, the Surrender Charge for a decrease on both the initial and additional specified amount would have expired after year 17.

APPENDIX B
Subject to state availability (consult your financial advisor), the following Appendix B applies to all policies issued before October 19, 2009.



Charges and Fees



                                              Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Maximum sales charge           When you pay a premium.                Guaranteed not to exceed 5.0% of each
 imposed on premiums                                                   premium.
 (Premium Load)
 Surrender Charge*1             For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in specified amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in specified amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $56.21 per $1,000 of specified amount.
  Minimum Charge                                                       $0.00 per $1,000 of specified amount.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the maximum Surrender Charge is
                                                                       $29.75 per $1,000 of specified amount.
 Transfer Fee                   Applied to any transfer request        $      25
                                in excess of 24 made during
                                any policy year.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.


  1 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
 Cost of Insurance*             Monthly
  Maximum Charge                                                 $83.33 per month per $1,000 of Net Amount at
                                                                 Risk.
                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Minimum Charge                                                 $0.00 per month per $1,000 of Net Amount at
                                                                 Risk.
  Charge for a                                                   For a male, age 45, standard non-tobacco, in
  Representative Insured                                         year one the guaranteed maximum monthly cost
                                                                 of insurance rate is $0.20 per month per $1,000
                                                                 of Net Amount at Risk.

 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            Valuation Day).                  Separate Account, guaranteed not to exceed an
                                                                 effective annual rate of 0.20%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
                                                                 In addition to the flat fee of $10 per month, for
                                                                 the first ten policy years from issue date or
                                                                 increase in specified amount, a monthly fee per
                                                                 dollar of Initial Specified Amount or increase in
                                                                 specified amount as follows:
  Maximum Charge                                                 $1.83 per month per $1,000 of Initial Specified
                                                                 Amount or increase in specified amount.
  Minimum Charge                                                 $0.01 per month per $1,000 of Initial Specified
                                                                 Amount or increase in specified amount.
  Charge for a                                                   For a male age 45, standard non-tobacco, the
  Representative Insured                                         maximum additional monthly charge is $0.33
                                                                 per month per $1,000 of specified amount.
 Policy Loan Interest           Annually                         4.0% annually of the amount held in the Loan
                                                                 Account.2
 Interest on Accelerated        Annually
 Benefit Lien
  Accelerated Benefit Up                                         4.0% annually of amount of Accelerated Benefit
  to Surrender Value                                             up to Surrender Value.3

                       Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                      Amount
          Charge                          is Deducted                                     Deducted
  Accelerated Benefit                                               Rate not to exceed higher of (i) published
  Exceeding Surrender                                               monthly average of Moody's Corporate Bond
  Value                                                             Yield Average - Monthly Average Corporates
                                                                    (determined 30 days in advance of beginning of
                                                                    policy year) and (ii) the rate used to compute the
                                                                    Accumulation Value of the Fixed Account plus
                                                                    1.0%. 3
  Overloan Protection           One-time charge when benefit        Maximum charge of 5.0% of the then current
  Rider                         is elected                          Accumulation Value.4
  Optional Rider Charges                                            Individualized based on whether optional
                                                                    Rider(s) selected.
  Accelerated Benefits          When any benefit payment is         $250 (deducted from amount of benefit paid.)
  Riders5                       made.
  Change of Insured             N/A                                 There is no charge for this rider.
  Rider
  Enhanced Surrender            Monthly (in policy years 2-5
  Value Rider 6                 only)
  Multi-life (Lincoln                                               Charge is $0.075 per $1,000 of Initial Specified
  AssetEdgeSM Exec                                                  Amount.6
  VUL) only (Option 2)
  Individual issue and                                              Charge is $0.05 per $1,000 of Initial Specified
  Multi-life (Lincoln                                               Amount.6
  AssetEdgeSM VUL and
  Lincoln AssetEdgeSM
  Exec VUL) (Option 1)
  Estate Tax Repeal             One-time charge at issue            $250
  Rider
 Waiver of Monthly              Monthly                             A percent of all other covered monthly charges.
 Deduction Rider7
  Maximum Charge                                                    12.0% of all other covered monthly charges.
  Minimum Charge                                                    2.0% of all other covered monthly charges.
  Charge for a                                                      For a male, age 45, standard non-tobacco, the
  Representative Insured                                            maximum percentage is 3.5% of all other
                                                                    covered monthly charges.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

  2 Effective annual interest rate of 4.0% in years 1-10, and 3.0% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account.

   Amounts in the Loan Account are credited with interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in policy years 1-10 and 0.0% in policy years 11 and later.

  3 Under the Accelerated Benefits Riders, payments of benefits are considered as liens, which, as described more fully in the section headed "Policy Loans", are charged interest on amounts not exceeding the Surrender Value of the policy at an effective annual interest rate of 4.0% in years 1-10 and 3.0% in years 11 and later. To the extent the Accelerated Benefit paid exceeds the Surrender Value of the policy, the interest rate charged will vary as described in the table above and in the section headed "Policy Loans". Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request an Accelerated Benefit, amounts equal to the amount of the Accelerated Benefit you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amounts are transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3.0%.

  4 Accumulation Value of the policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. See "Policy Values" section for detailed discussion of how each value is calculated.

  5 There are two versions of this rider, and the charge for each version of the rider is the same. See Riders section for detailed discussion of the terms of each rider, including that the payment of a benefit under either version of the Rider is considered a loan against the policy.

  6 This rider is optional if the policy is applied for on an individual basis. This rider is required for policies sold on a multi-life basis (Lincoln AssetEdgeSM Exec VUL) and the owner of the policy will have the opportunity to elect a higher Enhanced Surrender Value (option 2). See section headed "Enhanced Surrender Value Rider" in the Riders section of this prospectus for detailed discussion of the two options.

  7 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. "Covered monthly charges" are the Monthly Deductions under the policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.



Rider Charges

Enhanced Surrender Value Rider. There is a monthly charge during policy years 2
- 5 of $0.05 per $1,000 of Initial Specified Amount.

While this rider is optional if policy is applied for on an individual basis, this rider is required for policies applied for on a multi-life basis (Lincoln AssetEdgeSM Exec VUL), and the owner of the policy will have the opportunity to elect a higher Enhanced Surrender Value. The charge for the higher Enhanced Surrender Value (Option 2) is $0.075 per month per $1,000 of Initial Specified Amount. In the event the owner of a policy issued on a multi-life basis does not elect the higher Enhanced Surrender Value, the charge of $0.05 per $1,000 will be made. (See section headed "Riders-Enhanced Surrender Value Rider" for a discussion of the two options available if the policy is applied for on a multi-life basis.)

For example, a policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year) for Option 1. For Option 2, the charge for a policy which an Initial Specified Amount of $500,000 would be $37.50 per month (or $450 per year), and the charge for a policy with an Initial Specified Amount of $1,000,000 would be $75 per month (or $900 per year).



Riders

Enhanced Surrender Value Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides an enhanced Surrender Value without imposition of a Surrender Charge (the "Enhanced Surrender Value") if you fully surrender your policy during the first five policy years (the "Enhanced Surrender Value Period") (see section headed "Surrender Charges - General" for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated). This rider does not provide for Enhanced Surrender Value for Partial

Surrenders, Policy Loans, or in connection with the exchange of this policy for any other policy. This rider will terminate at the earliest of the Full Surrender of the policy for the benefit provided by this rider; the end of the fifth policy year; lapse of the policy; or exchange, replacement, or any termination of the policy except for the benefits provided by the Change of Insured Rider. In policy years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.

If application is made for a policy on an individual basis and you wish this rider to be issued with your policy, you must select this rider when you initially apply for insurance; it will not automatically be issued with your policy. The Enhanced Surrender Value provided under the individual version of the rider is called "Option 1" in the example of hypothetical accumulation and Surrender Values for the sample policy below.

If application is made for policies on a multi-life basis (as the Lincoln AssetEdgeSM Exec VUL), the Enhanced Surrender Value Rider will automatically be issued with each policy, and the owner of each policy will have the opportunity to elect between two Enhanced Surrender Value options: a higher Enhanced Surrender Value (which for the multi-life Lincoln AssetEdgeSM Exec VUL policies is called "Option 2") and the standard Enhanced Surrender Value (which for Lincoln AssetEdgeSM Exec VUL policies is called "Option 1"). Option 2 described below is only available with the Lincoln AssetEdgeSM Exec VUL policy. Please see sample policy below for an example of hypothetical accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial adviser.

If your policy is issued with the Enhanced Surrender Value Rider, you may not terminate the rider without terminating the policy.

If the policy is Fully Surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered under Option 1 will equal:

     1) the policy's Accumulation Value; minus

     2) Indebtedness

If the policy is Fully Surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered under Option 2 will equal:

     1) the policy's Accumulation Value; minus

     2) Indebtedness; plus

     3) (a) the lesser of (i) the Initial Specified Amount or (ii) the current specified amount, multiplied by

    (b) a per thousand of specified amount adjustment rate (which will be shown in the policy specifications of your policy following the words "Enhanced Surrender Value Per Thousand Adjustment Rate").

Your policy Accumulation Value at any point in time equals the sum of Fixed Account value, the Separate Account Value, and the Loan Account Value (see the section headed "Policy Values" for a more detailed discussion). Your policy Surrender Value equals the policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed "Policy Surrenders" for a more detailed discussion).

The "per thousand of specified amount adjustment rate" is designed to provide a higher Surrender Value during the first five years of the policy. Purchasers of the Lincoln AssetEdgeSM Exec VUL policies may find the higher Surrender Value which this option provides helpful where the Surrender Value of the policy in the first five years has greater importance to the purchaser.

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Enhanced Surrender Value Rider and with the Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 during the first five policy years of the policy described below:

Sample Policy

o Insured: Male Standard Non-tobacco, age 55

o Specified amount: $1,500,000

o Benefit Selection Option: Not Elected

o Planned annual Premium Payment: $60,000

o No Indebtedness

o Assumed Investment Return: 8.00% gross (7.24% net)

o For this case, the per thousand adjustment rate is 6.64 for Option 2



                               Without                             With ESV                             With ESV
                              ESV Rider                        Rider - Option 1*                   Rider - Option 2**
                   -------------------------------      -------------------------------      ------------------------------
                    Accumulation        Surrender        Accumulation        Surrender        Accumulation        Surrender
 End of Year            Value             Value              Value             Value              Value             Value
-------------      --------------      -----------      --------------      -----------      --------------      ----------
      1            $ 51,022            $      0         $ 51,022            $ 51,022         $ 51,022            $ 60,982
      2            $105,057            $ 47,262         $104,120            $104,120         $103,651            $113,611
      3            $162,345            $107,040         $160,396            $160,396         $159,421            $169,381
      4            $223,355            $170,040         $220,313            $220,313         $218,792            $228,752
      5            $288,344            $238,214         $284,120            $284,120         $282,008            $291,968

At the end of year 1 for ESV Rider Option 2, the Enhanced Surrender Value equals a) plus b) multiplied by c), where

            a) is $51,022 (Accumulation Value);

b) is 6.64 ("per thousand of specified amount adjustment rate"); and

c) is 1,500 ($1,500,000 divided by 1,000)

* Option 1 is available on the individual and multi-life versions of the rider.

**Option 2 is available only on the multi-life version of the rider.

If you request a Full Surrender of your policy while the Enhanced Surrender Value Rider is in effect, you will receive the greater of the Surrender Value calculated under the provisions of your policy and the Enhanced Surrender Value calculated under Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2, as applicable. As noted above, because both options of the Enhanced Surrender Value Rider base the benefit to be paid in part upon the Accumulation Value of your policy at the time you request a Full Surrender, increases or decreases in the Accumulation Value of your policy will impact the benefit payable under the rider upon a Full Surrender of the policy. If you are applying for the policy on an individual basis, you should consider with your financial adviser whether the potential benefits of the rider during the first five policy years would assist you in reaching your goals, as there is a cost associated with this rider. Your financial adviser can prepare an illustration which would demonstrate how the policy might work both with the rider and without the rider. If you are applying for the policy on a multi-life basis, the Enhanced Surrender Value Rider will be automatically issued with your policy; however, you should consider with financial adviser which enhanced Surrender Value option would assist you in reaching your goals, as the costs associated with this rider differ between the two options.

Your financial adviser can provide you with an illustration which would demonstrate how the policy might work with Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2.



Benefit Selection Option

When you apply for the policy, you may elect the Benefit Selection Option. If you elect this Option, you will reduce the specified amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the insured dies after reaching attained age 100. If you do not elect this option, then the amount of the specified amount in effect at the time of the insured's death after attained age 100 will not be reduced by the Benefit Selection

Option, and therefore the full amount of the specified amount in effect at the time of the insured's death after reaching attained age 100 will be be used in the calculation of the Death Benefit Proceeds.

With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided after attained age 100 by the Continuation of Coverage provision of your policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of specified amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your policy and thereby reduce the cost of the death benefit provided by your policy. Since reducing the monthly charges will reduce the amounts deducted from your policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your policy until the insured reaches attained age 100, you should discuss with your financial adviser the extent to which your need for such protection may decrease at that point. Your financial adviser can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.

You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the policy's Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your policy to the extent that the death benefit is based upon the specified amount. The Continuation of Coverage provision of your policy provides for a death benefit after the insured has reached Attained Age 100 which is the greater of

 (i) the death benefit provided by the Death Benefit Option you have chosen (which is the specified amount or uses the specified amount as a factor in its calculation) (referred to as the "Continuation of Coverage Death Benefit Based Upon Specified Amount"); or

 (ii) an amount equal to your policy's Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your policy (referred to as the "Continuation of Coverage Death Benefit Based Upon Accumulation Value"),

both less Indebtedness (see section headed "Death Benefits - Death Benefit Options" for discussion of impact on death benefits of your choice of Death Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the specified amount used to calculate the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Accumulation Value (sub-clause (ii) above) to zero if your policy has positive cash value (see section headed "Continuation of Coverage" for a discussion of the death benefit provided by this provision). The Benefit Selection Option percentage you have selected will be shown in the policy specifications pages of you policy following the words "Benefit Selection
Option: __%", along with the reduction to the Continuation of Coverage specified amount (following the words "If the Insured is still living and this policy is still In Force at Attained Age 100, the Specified Amount will be reduced by __%").

The following example shows three policies on the same insured. In the first policy, the Benefit Selection Option was not elected; and in the second and third policies the Benefit Selection Option (with differing percentages) was elected:


                                       Male, 55 Year Old, Standard Non-tobacco
                                                           Continuation
 Benefit Selection        Monthly Administrative           of Coverage
       Option                   Expense Fee              Specified Amount                       Result
 Election: None          $0.14167 per                  100% of Specified        This option offers the full specified
                         thousand of Specified         Amount (higher)          amount during Continuation of
                         Amount (higher)                                        Coverage. The price of the protection
                                                                                is reflected in the higher Monthly
                                                                                Administrative Expense Fee.

                                       Male, 55 Year Old, Standard Non-tobacco
                                                          Continuation
 Benefit Selection        Monthly Administrative           of Coverage
       Option                   Expense Fee             Specified Amount                       Result
 Election: 50%           $0.07376 per                  50% of Specified        This option offers less than the full
                         thousand of Specified         Amount (lower)          specified amount during Continuation
                         Amount (lower)                                        of Coverage. The Monthly
                                                                               Administrative Expense Fee is
                                                                               reduced in exchange. Therefore, this
                                                                               option allows somewhat more money
                                                                               to be invested in the Sub-Accounts or
                                                                               allocated to the Fixed Account while
                                                                               providing a part of the specified
                                                                               amount during Continuation of
                                                                               Coverage.
 Election: 100%          $0.00583 per                  0% of Specified         This option offers no Continuation of
                         thousand of Specified         Amount (lowest)         Coverage specified amount*. The
                         Amount (lowest)                                       Monthly Administrative Expense Fee
                                                                               is reduced in exchange. Therefore,
                                                                               this option allows more money to be
                                                                               invested in the Sub-Accounts or
                                                                               allocated to the Fixed Account.

* Note: Although Continuation of Coverage specified amount is zero, the Continuation of Coverage provision of your policy provides for an alternate calculation based on your policy's Accumulation Value on the date of death. See section headed "Continuation of Coverage" for a discussion of the death benefit to be paid.

The following examples demonstrate hypothetical Accumulation Values and Continuation of Coverage death benefits. The column headed "Continuation of Coverage Specified Amount" shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based upon the specified amount. The column headed "Illustrated Death Benefit Proceeds" shows the amount of the death benefit paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-accounts available under the policy return an amount equal to the Assumed Investment Return each year shown:


o Insured: Male Preferred Non-tobacco, age 60

o Specified Amount: $1,000,000

o Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 policy years

o No Indebtedness on the policy

o Death Benefit Option: 1 (level)

o Death Benefit Qualification Test: Cash Value Accumulation Test

o Assumed Investment Return: 8.00% gross (7.24% net)

o Assumed Fixed Account Interest Rate: 5.05%



Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100          5,440,861           1,000,000          5,495,270
  41        101          5,724,198           1,000,000          5,781,440
  42        102          6,022,290           1,000,000          6,082,513
  43        103          6,335,905           1,000,000          6,399,264



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40          5,676,820            500,000           5,733,588           5,910,385               0              5,969,489
  41          5,972,445            500,000           6,032,169           6,218,173               0              6,280,354
  42          6,283,464            500,000           6,346,299           6,541,989               0              6,607,409
  43          6,610,680            500,000           6,676,787           6,882,668               0              6,951,494

The following example uses the same sample policy and assumptions as the example above except that the Assumed Investement Return is 0.00% gross (-0.76% net):



Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100           62,411             1,000,000          1,000,000
  41        101           65,661             1,000,000          1,000,000
  42        102           69,080             1,000,000          1,000,000
  43        103           72,678             1,000,000          1,000,000



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40           238,865             500,000            500,000             410,271                0               414,374
  41           251,304             500,000            500,000             431,637                0               435,953
  42           264,391             500,000            500,000             454,114                0               458,656
  43           278,159             500,000            500,000             477,763                0               482,540

In addition, the Continuation of Coverage specified amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your policy to provide a death benefit under your policy's Continuation of Coverage provision.

You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your policy is best shown in an illustration. Please ask your financial adviser for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.

No-Lapse Provision

                                No-Lapse Provision with 10-          No-Lapse Provision with 20-year no-lapse
                                year no-lapse period                 period
 Required annual                $ 9,690                              $19,110
 premium amount
 Required premium period        10 years                             20 years
 Duration of no-lapse           10 years                             20 years
 protection if Premium
 Payment requirement
 met
 Death benefit amount if        Same as policy death benefit         Same as policy death benefit
 no-lapse protection is
 preventing lapse

GLOSSARY OF TERMS

7-pay test - A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code.

1933 Act - The Securities Act of 1933, as amended.

1940 Act - The Investment Company Act of 1940, as amended.

Accumulation Value - An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee - The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Automatic Rebalancing - A program which periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account.

Beneficiary - The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test - A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single premium required to fund the future benefits under the policy.

Code - Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge - This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the policy's Net Amount at Risk by the Cost of Insurance Rate.

Death Benefit Proceeds - The amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your policy.

Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account to one or more Sub-Accounts.

Fixed Account - An allocation option under the policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value - An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund) - The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Grace Period - The period during which you may make premium payments (or repay indebtedness) to prevent policy lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the policy enters the grace period.

Guideline Premium Test - A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness - The sum of all outstanding loans and accrued interest.

Lapse Notice - Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of premium payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

Loan Account - The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.

Loan Account Value - An amount equal to any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account.

M&E - Mortality and Expense Risk Charge.

Market Timing Procedures - Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC) - A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments.

Monthly Anniversary Day - The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction - The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value - An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk - The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, premium payment patterns, and charges.

Net Premium Payment - An amount equal to the premium payment, minus the Premium Load.

Owner - The person or entity designated as owner in the policy specifications unless a new owner is thereafter named, and we receive written notification of such change.

Partial Surrender - A withdrawal of a portion of your policy values.

Planned Premium - The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice.

Policy Anniversary - The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Date - Date shown on the policy specification pages as the date on which life insurance coverage begins if premium paid.

Policy Loan - The amount you have borrowed against the Surrender Value of your policy.

Policy Loan Interest - The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse - The day on which coverage under the policy ends as described in the grace period.

Policy Year - Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment) - The amount that you pay to us for your policy. You may select and vary the frequency and the amount of premium payments. After the initial premium payment is made there is no minimum premium required, except premium payments to keep the policy in force.

Premium Load - A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction of Specified Amount - A decrease in the Specified Amount of your policy.

Right to Examine Period - The period during which the policy may be returned to us for cancellation.

SAI - Statement of Additional Information.

SEC - The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value) - An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount) - The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Sub-Account(s) - Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.

Surrender Charge - The charge we may make if you request a Full Surrender of your policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

Surrender Value - An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Valuation Day - Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period - The time between Valuation Days.

Variable Accumulation Unit - A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2010
                  Relating to Prospectus Dated May 1, 2010 for


       Lincoln AssetEdgeSM VUL and Lincoln AssetEdgeSM Exec VUL products



       Lincoln Life Flexible Premium Variable Life Account M, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln AssetEdgeSM VUL or Lincoln AssetEdgeSM Exec VUL product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Corporate and Group Purchasers and Case
      Exceptions.................................             5
    Assignment...................................             6
    Transfer of Ownership........................             6
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             7
    Settlement Options...........................             7
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Sex...................             7
    Suicide......................................             7
PERFORMANCE DATA.................................             7
FINANCIAL STATEMENTS.............................             8
    Separate Account.............................           M-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings

The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the Owners of the policies or the end result would render our operations hazardous to the public.

If an Owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $31,325,797 in 2009, $31,220,701 in 2008 and $31,900,362 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the Owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the consolidated financial statements of The Lincoln National Life Insurance Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.


POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.

Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Transfer of Ownership

As long as the insured is living, you may transfer all of your rights in the policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.



Beneficiary

The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while the insured is living, except when we have received an assignment of your policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.

If any Beneficiary dies before the insured, the Beneficiary's potential interest shall pass to any surviving beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.

Change of Plan

Your policy may be exchanged for another policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.

The Company may not make an offer to you to exchange your policy without obtaining required regulatory approvals.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments

Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Sex

If the age or sex of the insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the insured dies by suicide, while sane or insane, within two years from the date any increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 consolidated financial statements of the Company follow.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.


/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
April 1, 2010

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2009       2008
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2009 -- $58,816; 2008 -- $52,558)   $ 58,889   $ 46,489
      Equity (cost: 2009 -- $141; 2008 -- $187)                                155        139
   Trading securities                                                        2,366      2,189
   Mortgage loans on real estate                                             6,835      7,396
   Real estate                                                                 128        119
   Policy loans                                                              2,864      2,887
   Derivative investments                                                      841         60
   Other investments                                                           975        948
                                                                          --------   --------
         Total investments                                                  73,053     60,227
Cash and invested cash                                                       2,553      2,116
Deferred acquisition costs and value of business acquired                    9,396     11,184
Premiums and fees receivable                                                   302        445
Accrued investment income                                                      860        782
Reinsurance recoverables                                                     8,018     11,334
Reinsurance related embedded derivatives                                       139        167
Goodwill                                                                     3,011      3,520
Other assets                                                                 3,375      3,509
Separate account assets                                                     73,500     55,655
                                                                          --------   --------
         Total assets                                                     $174,207   $148,939
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                  $ 13,940   $ 17,054
Other contract holder funds                                                 63,744     59,441
Short-term debt                                                                 21          4
Long-term debt                                                               1,925      2,080
Funds withheld reinsurance liabilities                                       3,137      2,243
Deferred gain on business sold through reinsurance                             516        542
Payables for collateral on investments                                       1,924        880
Other liabilities                                                            2,099      1,382
Separate account liabilities                                                73,500     55,655
                                                                          --------   --------
         Total liabilities                                                 160,806    139,281
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares, authorized, issued and outstanding       10,588      9,132
Retained earnings                                                            2,915      3,135
Accumulated other comprehensive loss                                          (102)    (2,609)
                                                                          --------   --------
         Total stockholder's equity                                         13,401      9,658
                                                                          --------   --------
            Total liabilities and stockholder's equity                    $174,207   $148,939
                                                                          ========   ========

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                             ------------------------
                                                                                              2009     2008     2007
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $1,816   $1,835   $1,664
Insurance fees                                                                                2,841    2,990    2,930
Net investment income                                                                         4,006    3,975    4,181
Realized loss:
   Total other-than-temporary impairment losses on securities                                  (643)    (682)    (257)
   Portion of loss recognized in other comprehensive income                                     262       --       --
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (381)    (682)    (257)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (208)    (142)     130
                                                                                             ------   ------   ------
         Total realized loss                                                                   (589)    (824)    (127)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                               73       76       83
Other revenues and fees                                                                         299      271      323
                                                                                             ------   ------   ------
      Total revenues                                                                          8,446    8,323    9,054
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,406    2,438    2,379
Benefits                                                                                      2,388    2,654    2,330
Underwriting, acquisition, insurance and other expenses                                       2,579    2,960    2,520
Interest and debt expense                                                                        93       85       82
Impairment of intangibles                                                                       729       --       --
                                                                                             ------   ------   ------
   Total benefits and expenses                                                                8,195    8,137    7,311
                                                                                             ------   ------   ------
      Income before taxes                                                                       251      186    1,743
      Federal income tax expense (benefit)                                                      163      (68)     504
                                                                                             ------   ------   ------
         Net income                                                                          $   88   $  254   $1,239
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2009      2008      2007
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $ 9,132   $ 9,105   $ 9,088
Lincoln National Corporation purchase price                        --        --        (9)
Capital contribution from Lincoln National Corporation          1,451        --        --
Stock compensation/issued for benefit plans                         5        27        26
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,588     9,132     9,105
                                                              -------   -------   -------
RETAINED EARNINGS
Balance as of beginning-of-year                                 3,135     3,283     3,341
Cumulative effect from adoption of new accounting standards        97        --       (55)
Comprehensive income (loss)                                     2,692    (2,408)      876
Other comprehensive income (loss), net of tax                  (2,604)    2,662       363
                                                              -------   -------   -------
   Net income                                                      88       254     1,239
Dividends declared                                               (405)     (402)   (1,242)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,915     3,135     3,283
                                                              -------   -------   -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (2,609)       53       416
Cumulative effect from adoption of new accounting standards       (97)       --        --
Other comprehensive income (loss), net of tax                   2,604    (2,662)     (363)
                                                              -------   -------   -------
   Balance as of end-of-year                                     (102)   (2,609)       53
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $13,361   $ 9,658   $12,441
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                    FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ----------------------------
                                                                                 2009       2008      2007
                                                                               --------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $     88   $   254   $ 1,239
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                        (371)     (237)     (916)
   Trading securities purchases, sales and maturities, net                          (20)      177       316
   Change in premiums and fees receivable                                           132       (61)      (88)
   Change in accrued investment income                                              (87)       19        13
   Change in future contract benefits                                            (3,165)    4,169       526
   Change in other contract holder funds                                            319       (71)      453
   Change in reinsurance related assets and liabilities                           2,790    (3,618)     (493)
   Change in federal income tax accruals                                            178    (45)      310
   Realized loss                                                                    589       824       127
   Impairment of intangibles                                                        729        --        --
   Amortization of deferred gain on business sold through reinsurance               (73)      (76)      (83)
   Other                                                                              1       (12)     (134)
                                                                               --------   -------   -------
      Net cash provided by operating activities                                   1,110     1,323     1,270
                                                                               --------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (13,075)   (5,776)   (8,606)
Sales of available-for-sale securities                                            3,614     1,506     3,453
Maturities of available-for-sale securities                                       3,209     3,732     4,087
Purchases of other investments                                                     (779)   (1,163)   (2,018)
Sales or maturities of other investments                                          1,102       907     1,880
Increase (decrease) in payables for collateral on investments                     1,044      (255)     (369)
Proceeds from sale of subsidiaries/businesses                                         6        --        --
Other                                                                               (51)     (117)      (84)
                                                                               --------   -------   -------
      Net cash provided used in investing activities                             (4,930)   (1,166)   (1,657)
                                                                               --------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --       250       375
Increase (decrease) in short-term debt                                                3       (14)       13
Deposits of fixed account values, including the fixed portion of variable        11,346     9,806     9,481
Withdrawals of fixed account values, including the fixed portion of variable     (5,440)   (5,910)   (6,645)
Transfers to and from separate accounts, net                                     (2,248)   (2,204)   (2,448)
Payment of funding agreements                                                        --      (550)       --
Common stock issued for benefit plans and excess tax benefits                        --         8        --
Capital contribution from parent company                                          1,001        --        --
Dividends paid to stockholders                                                     (405)     (402)     (787)
                                                                               --------   -------   -------
      Net cash provided by (used in) financing activities                         4,257       984       (11)
                                                                               --------   -------   -------
Net increase (decrease) in cash and invested cash                                   437     1,141      (398)
Cash and invested cash as of beginning-of-year                                    2,116       975     1,373
                                                                               --------   -------   -------
      Cash and invested cash as of end-of-year                                 $  2,553   $ 2,116   $   975
                                                                               ========   =======   =======

           See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's whole-saling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007. FPP's results subsequent to May 3, 2007, are excluded from these consolidated financial statements. On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.

The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting. For more detail on the acquisition method, see Note 2 - "Adoption of New Accounting Standards - Business Combinations Topic." For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE HIERARCHY

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date as "blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. In addition to the defined standard inputs to our valuation methodologies, we also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step down features and over collateralization features. The valuation methodologies for our state and municipal bonds use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields. Our hybrid and redeemable preferred stocks and equity AFS securities utilize additional inputs of exchange prices (underlying and common stock of the same issuer).

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income, as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS collateralized debt obligations ("CDOs"), we perform additional


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analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans that back a collateralized mortgage obligations ("CMO"), residential mortgages that back a mortgage pass-through securities ("MPTS") or commercial mortgages that back a commercial MBS ("CMBS");

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security and our expectations of sale of such a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.


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As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income. Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

CREDIT-LINKED NOTES

We earn a spread between the coupon received on the credit-linked notes ("CLNs") and the interest credited on the funding agreements. Our CLNs were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality assets in these transactions are AAA-rated ABS secured by a pool of credit card receivables. The credit default swaps in the underlying portfolios are actively managed by the investment manager for the pool of underlying issuers in each of the transactions, as permitted in the CLN agreements. The investment manager, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by the investment manager. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer the investment manager has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the CLN agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependent upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the CLNs, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the CLN, which requires the subordinated classes of the investment pool to absorb all of the credit losses up to the current attachment point. LNL owns the mezzanine tranche of these investments.

Our evaluation of the CLNs for OTTI involves projecting defaults in the underlying collateral pool, making assumptions regarding severity and then comparing losses on the underlying collateral pool to the amount of subordination. We apply current published industry data of projected default rates to the underlying collateral pool to estimate the expected future losses. If expected losses were to exceed the attachment point, we may recognize an OTTI on the CLN. See Note 4 and Note 5 for additional discussion on our CLNs.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties


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whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Hierarchy." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge


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period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the impact of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our projections of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in


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the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 41% of permanent life insurance in force as of December 31, 2009, and approximately 71% of sales for these products in 2009. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Hierarchy."

The fair value of our indexed annuity contexts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. In addition, for the deferred loss on the reinsurance ceded to LNBAR, we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2007 through 2009 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB amended the current hierarchy of GAAP, and identified the FASB ASC as the single source of authoritative GAAP recognized by the FASB. Although the FASB ASC did not change current GAAP, it superseded all existing non-Securities and Exchange Commission ("SEC") accounting and reporting standards as of the effective date. The accounting guidance in the FASB ASC is organized by topical reference, with all the contents having the same level of authority. We adopted the FASB ASC as of September 30, 2009, and have revised all of the referencing of GAAP accounting standards in this filing to reflect the appropriate references in the new FASB ASC.

BUSINESS COMBINATIONS TOPIC

In December 2007, the FASB revised the accounting guidance related to the Business Combinations Topic of the FASB ASC. This revised accounting guidance retained the fundamental requirements for recognizing a business combination, but established revised principles and requirements for the acquirer in a business combination to measure and recognize the acquisition-date fair values of identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. In addition, goodwill is measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration is recognized at the acquisition-date fair value, acquisition costs must be expensed in the period the costs are incurred and financial statement disclosures were enhanced to provide users with information to evaluate the nature and financial effects of the business combination. We adopted these revisions for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In April 2009, the FASB further amended the guidance in the Business Combinations Topic related to the recognition and measurement of contingencies acquired in a business combination. Contingent assets acquired and liabilities assumed (jointly referred to as "pre-acquisition contingencies") in a business combination are measured as of the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available as of the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized as of the acquisition date based on the estimated amount. Subsequent to the acquisition date, the measurement of pre-acquisition contingencies is dependent on the nature of the contingency. We adopted these amendments for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

COMPENSATION -- RETIREMENT BENEFITS TOPIC

In December 2008, the FASB amended the disclosure requirements for the Compensation - Retirement Benefits Topic of the FASB ASC, which requires enhanced disclosures regarding the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The new disclosures include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets, including the level within the fair value hierarchy as defined by the Fair Value Measurements and Disclosures Topic of the FASB ASC. In addition, enhanced disclosures are required for fair value measurements of plan assets using Level 3 inputs. We adopted these amendments effective December 31, 2009, and have prospectively included the enhanced disclosures related to the applicable employee benefit plans in Note 18.

CONSOLIDATIONS TOPIC

In December 2007, the FASB amended the Consolidations Topic of the FASB ASC to establish accounting and reporting standards for noncontrolling interests, which represents the portion of equity in a subsidiary not attributable, directly or indirectly, to the parent. Noncontrolling interests must be identified, labeled and presented clearly on the face of the applicable consolidated financial statements, with amounts attributable to the parent and to the noncontrolling interest clearly identified. Changes in a parent's ownership interest while the parent retains its controlling financial interest must be consistently accounted for as an equity transaction. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. In addition, financial statement disclosures must clearly distinguish between the interests of the parent and the interests of the noncontrolling owners. We adopted these amendments effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

DERIVATIVES AND HEDGING TOPIC

In March 2008, the FASB amended the Derivatives and Hedging Topic of the FASB ASC to expand the qualitative and quantitative disclosure requirements for derivative instruments and hedging activities to include how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for in accordance with the FASB ASC guidance; and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Quantitative disclosure requirements include a tabular format by primary underlying risk and accounting designation for the fair value amount, cross-referencing the location of derivative instruments in the financial statements, the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items and disclosures regarding credit-risk-related contingent features in derivative instruments. These expanded disclosure requirements apply to all derivative instruments within the scope of the Derivatives and Hedging Topic of the FASB ASC, nonderivative hedging instruments and all hedged items designated and qualifying as hedges. We adopted these amendments effective January 1, 2009, and have prospectively included the enhanced disclosures related to our derivative instruments and hedging activities in Note 6.

In addition, in June 2008, the FASB amended the Derivatives and Hedging Topic regarding the evaluation of an instrument (or embedded feature) indexed to an entity's own stock. The amendments to the accounting guidance require a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to an entity's own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. We adopted this amendment to the FASB ASC effective January 1, 2009, for all outstanding instruments as of that date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In September 2006, the FASB updated the Fair Value Measurements and Disclosure Topic of the FASB ASC in order to establish a framework for measuring fair value under current accounting guidance that requires or permits fair value measurement, as well as to enhance disclosures about fair value measurements used by an entity. In the updated accounting guidance, the FASB retained the notion of an exchange price, but clarified that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, rather than the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. Inputs to the valuation techniques used to measure fair value were prioritized through a three-level fair value hierarchy defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing, and we continue to measure these benefits using fair value pricing after the adoption of these updates to the Fair Value Measurements and Disclosures Topic, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, disclosure requirements for annual and interim reporting were enhanced to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Notes 1 and 22 for additional information about our fair value disclosures for financial instruments.

We adopted the updates to the Fair Value Measurements and Disclosures Topic of the FASB ASC effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====

LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
      Total liabilities                                  $(17)
                                                         ====

REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

In February 2007, the FASB amended the Fair Value Measurements and Disclosures Topic of the FASB ASC to allow an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. If an entity elected the fair value option, unrealized gains and losses are recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item are recognized in earnings as incurred. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

In April 2009, the FASB amended the Fair Value Measurements and Disclosures Topic to provide additional guidance and key considerations for estimating fair value when the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity, as well as additional guidance on circumstances that may indicate a transaction is not orderly. A change in a valuation technique resulting from the adoption of this amended guidance is accounted for as a change in accounting estimate in accordance with the FASB ASC. As permitted under the transition guidance, we elected to early adopt these amendments to the Fair Value Measurements and Disclosures Topic effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No.
2009-05, "Measuring Liabilities at Fair Value" ("ASU 2009-05") to provide further guidance on the application of fair value measurement to liabilities. These amendments provide valuation techniques to be used when measuring the fair value of a liability when a quoted price in an active market is not available. In addition, these amendments indicate that an entity is not required to include a separate input or adjustment to other inputs related to a restriction that prevents the transfer of the liability and clarify when a quoted price for a liability would be considered a Level 1 input. We adopted the accounting guidance in ASU 2009-05 for the reporting period ending December 31, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

In September 2009, the FASB issued ASU No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2009-12"), to permit the use of net asset value per share, without further adjustment, to estimate the fair value of investments in investment companies that do not have readily determinable fair values. The net asset value per share must be calculated in a manner consistent with the measurement principles of the Financial Services - Investment Companies Topic of the FASB ASC and can be used by investors in investments such as hedge funds, private equity funds, venture capital funds and real estate funds. If it is probable the investment will be sold for an amount other than net asset value, the investor is required to estimate the fair value of the investment. In addition, enhanced disclosures are required for all investments within the scope of this accounting update. We adopted the guidance in ASU 2009-12 as of and for the year ended December 31, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In September 2005, the American Institute of Certified Public Accountants issued accounting guidance which amended the Financial Services - Insurance Industry Topic of the FASB ASC related to the accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. We adopted these amendments to the Financial Services - Insurance Industry Topic effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, this adoption also resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses in our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

In May 2008, the FASB updated the Financial Services - Insurance Industry Topic of the FASB ASC with accounting guidance applicable to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments. This accounting guidance changed current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. We do not hold any significant financial guarantee insurance and reinsurance contracts, and as such, the adoption of this amended accounting guidance on January 1, 2009, did not have a material impact on our consolidated financial condition and results of operations.

INCOME TAXES TOPIC

In June 2006, the FASB amended the Income Taxes Topic of the FASB ASC in order to provide a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Companies are required to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. We adopted the amendments to the Income Taxes Topic effective January 1, 2007, by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In April 2008, the FASB amended the Intangibles - Goodwill and Other Topic of the FASB ASC related to the determination of the useful life of intangible assets. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, an entity must consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use market participant assumptions consistent with the highest and best use of the asset. The amendments also require enhance financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. We adopted these amendments effective January 1, 2009, and applied the guidance prospectively to recognized intangible assets acquired after the effective date and applied the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value as of the balance sheet date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.

If management does not intend to sell the debt security and it is not more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected is less than the amortized cost basis of the debt security (referred to as the credit loss), an OTTI is considered to have occurred. In this instance, the total OTTI must be bifurcated into the amount related to the credit loss, which is recognized in earnings, with the remaining amount of the total OTTI attributed to other factors (referred to as the noncredit portion) recognized as a separate component in OCI. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. In addition, the amendments to this topic expand and increase the frequency of existing disclosures about OTTI for debt and equity securities regarding expected cash flows, credit losses and the aging of securities with unrealized losses.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the non-credit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                   NET
                                   UNREALIZED   UNREALIZED
                                      OTTI         LOSS
                                     ON AFS       ON AFS
                                   SECURITIES   SECURITIES   TOTAL
                                   ----------   ----------   -----
Increase in amortized cost of
   fixed maturity AFS securities      $33          $152      $185
Change in DAC, VOBA,
   DSI, and DFEL                       (6)          (30)      (36)
Income tax                             (9)          (43)      (52)
                                      ---          ----      ----
   Net cumulative effect
      adjustment                      $18           $79      $ 97
                                      ===           ===      ====

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                          $121
CMOs                                       62
CDOs                                        2
                                         ----
   Total fixed maturity AFS securities   $185
                                         ====

In addition, we include on the face of our Consolidated Statements of Income the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES TOPIC

In November 2008, the FASB amended the Investments - Equity Method and Joint Ventures Topic of the FASB ASC to address the impact to the accounting for equity method investments resulting from recent amendments to the Business Combinations and Consolidations Topics. The amendments require the subsequent issuances of shares by the equity method investee, which may reduce the investor's ownership percentage, be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. We adopted the amendments on January 1, 2009, prospectively for all investments accounted for under the equity method. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- OTHER TOPIC

In January 2009, the FASB revised the Investments - Other Topic of the FASB ASC in order to eliminate the requirement for holders of beneficial interests to estimate cash flow using a market participant's assumptions regarding current information and events in determining the current fair value of the security. The revised accounting guidance requires the use of all available information relevant to the security, including information about past events, current conditions and reasonable and supportable forecasts. We adopted the revisions to the Investments - Other Topic as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SUBSEQUENT EVENTS TOPIC

In May 2009, the FASB updated the Subsequent Events Topic of the FASB ASC in order to establish standards of accounting for the disclosure of events that take place after the balance sheet date, but before the financial statements are issued. The effect of all subsequent events that existed as of the balance sheet date must be recognized in the financial statements. For those events that did not exist as of the balance sheet date, but arose after the balance sheet date and before the financial statements are issued, recognition is not required, but depending on the nature of the event, disclosure may be required in order to keep the financial statements from being misleading. On February 24, 2010, the FASB amended its guidance on subsequent events to remove the requirements to disclose the date through which an entity has evaluated subsequent events. This change alleviated potential conflicts with current SEC guidance.

TRANSFERS AND SERVICING TOPIC

In February 2008, the FASB updated the Transfers and Servicing Topic of the FASB ASC regarding transfers of financial assets and the guidance for when a repurchase financing should be considered a linked transaction. Under a repurchase financing transaction, the transferor and the transferee are not permitted to separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet specific criteria in order to receive separate accounting treatment. We adopted this update effective January 1, 2009, and the adoption did not have a material impact on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amends the consolidation guidance related to VIEs. Primarily, the current quantitative analysis used under the Consolidations Topic of the FASB ASC will be eliminated and replaced with a qualitative approach that is focused on identifying the variable interest that has the power to direct the activities that most significantly impact the performance of the VIE and absorb losses or receive returns that could potentially be significant to the VIE. In addition, this new accounting standard will require an ongoing reassessment of the primary beneficiary of the VIE, rather than reassessing the primary beneficiary only upon the occurrence of certain pre-defined events. ASU 2009-17 will be effective as of the beginning of the annual reporting period that begins after November 15, 2009, and requires the reconsideration of all VIEs for consolidation in which an entity has a variable interest upon the effective date of these amendments.

In preparation for our adoption of ASU 2009-17 effective January 1, 2010, we are continuing to evaluate our involvement with entities we have determined are VIEs. Based on this evaluation, we may be required to consolidate the VIEs associated with our investment in CLNs. Upon the initial adoption of ASU 2009-17, if we consolidate the assets and liabilities of these VIEs, we have estimated the impact to be approximately $200 million, after-tax, which will be recorded as a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010. See Note 5 for more detail regarding our CLNs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which primarily requires new disclosures related to the levels within the fair value hierarchy. An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 will amend the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. ASU 2010-06 will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010. We will include the disclosures as required by ASU 2010-06 in the notes to our consolidated financial statements effective January 1, 2010, except for the disclosures related to Level 3 fair value measurements, which we will include in the notes to our consolidated financial statements effective January 1, 2011.

TRANSFERS AND SERVICING TOPIC

In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which will eliminate the concept of a qualifying special-purpose entity ("SPE") and will remove the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs must be reevaluated for consolidation by the sponsor or transferor. In addition, this accounting update amends the accounting guidance related to transfers of financial assets in order to address practice issues that have been highlighted by the events of the recent economic decline. ASU 2009-16 is effective as of the beginning of the annual reporting period that begins after November 15, 2009. The recognition and measurement provisions will be applied to transfers that occur on or after the effective date and all qualifying SPEs that exist on and after the effective date must be evaluated for consolidation. We will adopt the provisions of ASU 2009-16 effective January 1, 2010, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

3. FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED, CAPITAL CONTRIBUTION, REINSURANCE CEDED AND DIVIDEND

FUNDS WITHHELD AGREEMENT WITH LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FPP

We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                          $48
Other assets                                         15
                                                    ---
   Total assets                                     $63
                                                    ===

LIABILITIES
Future contract benefits                            $15
Deferred gain on business sold through reinsurance   47
Other liabilities                                     1
                                                    ---
    Total liabilities                               $63
                                                    ===

CAPITAL CONTRIBUTION OF LFM

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                              CONTRIBUTION
                                                  VALUE
                                              ------------
Cash and invested cash                            $  1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                                  ----
   Total capital contribution of LFM              $280
                                                  ====

The caption capital contribution from LNC, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $280 million capital contribution of LFM presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs and value of
   business acquired                                 $(230)
Other assets                                          (130)
                                                     -----
      Total assets                                   $(360)
                                                     =====
LIABILITIES
Future contract benefits                             $(539)
Other contract holder funds                            (47)
Funds withheld reinsurance liabilities                 434
Deferred loss on business sold through reinsurance     (78)
Other liabilities                                     (130)
                                                     -----
   Total liabilities                                 $(360)
                                                     =====

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following summarizes this dividend (in millions):

                                                     DIVIDENDED
                                                        VALUE
                                                     ----------
Investments                                           $ 1,809
Cash and invested cash                                     20
Deferred acquisition costs and value of
   business acquired                                      246
Premiums and fees receivable                                2
Accrued investment income                                  24
Reinsurance recoverables                                  669
Goodwill                                                    2
Future contract benefits                                 (705)
Other contract holder funds                            (1,509)
Other liabilities                                         (66)
                                                      -------
   Total dividend of FPP                              $   492
                                                      =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest on our consolidated financial statements.

Information (in millions) included on our Consolidated Balance Sheets for those VIEs where we had significant variable interest and where we were a sponsor was as follows:

                          AS OF DECEMBER 31, 2009
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $322        $--         $600

                           AS OF DECEMBER 31, 2008
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL       LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $50         $--         $600

CREDIT-LINKED NOTES

We invested in two CLNs where the note holders do not have voting rights or decision-making capabilities. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. As of December 31, 2009, we are not the primary beneficiary of the VIEs as the multi-tiered class structure of the CLNs requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the CLNs limits our participation in the residual returns. For information regarding our exposure to loss in our CLNs, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                          AS OF DECEMBER 31, 2009
                                             -----------------------------------------------
                                                              GROSS UNREALIZED
                                             AMORTIZED   -------------------------     FAIR
                                                COST      GAINS   LOSSES   OTTI(1)    VALUE
                                             ---------   ------   ------   -------   -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,046     $2,195   $1,084    $ 63     $44,094
U.S. Government bonds                            136         12       --      --         148
Foreign government bonds                         473         25        9      --         489
MBS:
   CMOs                                        5,819        246      289     149       5,627
   MPTS                                        2,874         61       26      --       2,909
   CMBS                                        2,332         46      330      --       2,048
ABS:
   CDOs                                          189         10       33       9         157
   CLNs                                          600         --      278      --         322
State and municipal bonds                      1,983         14       54      --       1,943
Hybrid and redeemable preferred securities     1,364         33      245      --       1,152
                                             -------     ------   ------    ----     -------
      Total fixed maturity securities         58,816      2,642    2,348     221      58,889
                                             -------     ------   ------    ----     -------
EQUITY SECURITIES
Banking securities                                25         --        1      --          24
Insurance securities                              44          2       --      --          46
Other financial services securities               22         12        6      --          28
Other securities                                  50          7       --      --          57
                                             -------     ------   ------    ----     -------
      Total equity securities                    141         21        7      --         155
                                             -------     ------   ------    ----     -------
         Total AFS securities                $58,957     $2,663   $2,355    $221     $59,044
                                             =======     ======   ======    ====     =======

----------
(1) This amount is comprised of the gross unrealized OTTI cumulative effect adjustment as discussed in Note 2 and the amount reflected on our Consolidated Statements of Income during the year ended December 31, 2009, adjusted for other changes, including but not limited to, sales of fixed maturity AFS securities.

                                                       AS OF DECEMBER 31, 2008
                                             -------------------------------------------
                                                            GROSS UNREALIZED
                                             AMORTIZED   ---------------------     FAIR
                                                COST     GAINS   LOSSES   OTTI    VALUE
                                             ---------   -----   ------   ----   -------
FIXED MATURITY SECURITIES
Corporate bonds                               $38,608     $608   $4,341    $--   $34,875
U.S. Government bonds                             158       36       --     --       194
Foreign government bonds                          509       33       48     --       494
MBS:
   CMOs                                         6,612      168      733     --     6,047
   MPTS                                         1,749       57       37     --     1,769
   CMBS                                         2,428        7      588     --     1,847
ABS:
   CDOs                                           255        6      102     --       159
   CLNs                                           600       --      550     --        50
State and municipal bonds                         118        2        2     --       118
Hybrid and redeemable preferred securities      1,521        6      591     --       936
                                              -------     ----   ------    ---   -------
      Total fixed maturity securities          52,558      923    6,992     --    46,489
                                              -------     ----   ------    ---   -------
EQUITY SECURITIES
Banking securities                                 34       --       20     --        14
Insurance securities                               71        1       20     --        52
Other financial services securities                28        4        7     --        25
Other securities                                   54        4       10     --        48
                                              -------     ----   ------    ---   -------
      Total equity securities                     187        9       57     --       139
                                              -------     ----   ------    ---   -------
         Total AFS securities                 $52,745     $932   $7,049    $--   $46,628
                                              =======     ====   ======    ===   =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                                    AS OF
                                              DECEMBER 31, 2009
                                             -------------------
                                             AMORTIZED    FAIR
                                                COST      VALUE
                                             ---------   -------
Due in one year or less                       $ 1,891    $ 1,923
Due after one year through five years          13,021     13,578
Due after five years through ten years         15,821     16,447
Due after ten years                            16,269     15,878
                                              -------    -------
   Subtotal                                    47,002     47,826
MBS                                            11,025     10,584
CDOs                                              189        157
CLNs                                              600        322
                                              -------    -------
      Total fixed maturity AFS securities     $58,816    $58,889
                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                   AS OF DECEMBER 31, 2009
                                                                ----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL      GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                -------------------   -------------------   --------------------
                                                                           GROSS                 GROSS                   GROSS
                                                                         UNREALIZED            UNREALIZED             UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR     LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE       OTTI
                                                                ------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $4,163      $221      $5,638     $  926     $ 9,801     $1,147
U.S. Government bonds                                                1        --           3         --           4         --
Foreign government bonds                                            30        --          46          9          76          9
MBS:
   CMOs                                                            382       151         870        287       1,252        438
   MPTS                                                          1,227        14          81         12       1,308         26
   CMBS                                                            152        13         619        317         771        330
ABS:
   CDOs                                                              9         6         127         36         136         42
   CLNs                                                             --        --         322        278         322        278
State and municipal bonds                                        1,190        45          53          9       1,243         54
Hybrid and redeemable preferred securities                         105         5         795        240         900        245
                                                                ------      ----      ------     ------     -------     ------
      Total fixed maturity securities                            7,259       455       8,554      2,114      15,813      2,569
                                                                ------      ----      ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   1         1          --         --           1          1
Insurance securities                                                 8        --          --         --           8         --
Other financial services securities                                  4         6          --         --           4          6
Other securities                                                     1        --          --         --           1         --
                                                                ------      ----      ------     ------     -------     ------
      Total equity securities                                       14         7          --         --          14          7
                                                                ------      ----      ------     ------     -------     ------
         Total AFS securities                                   $7,273      $462      $8,554     $2,114     $15,827     $2,576
                                                                ======      ====      ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                            1,696
                                                                                                                         =====

                                                                                     AS OF DECEMBER 31, 2008
                                                                -----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS        TWELVE MONTHS              TOTAL
                                                                --------------------   -------------------   --------------------
                                                                             GROSS                GROSS                   GROSS
                                                                  FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                                 VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                                -------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $18,373     $2,282     $5,692     $2,059     $24,065     $4,341
U.S. Government bonds                                                 3         --         --         --           3         --
Foreign government bonds                                            145         15         50         33         195         48
MBS:
   CMOs                                                             807        279        688        454       1,495        733
   MPTS                                                              95         25         51         12         146         37
   CMBS                                                           1,099        169        474        419       1,573        588
ABS:
   CDOs                                                              76         21         67         81         143        102
   CLNs                                                              --         --         50        550          50        550
State and municipal bonds                                            28          2          2         --          30          2
Hybrid and redeemable preferred securities                          448        261        406        330         854        591
                                                                -------     ------     ------     ------     -------     ------
      Total fixed maturity securities                            21,074      3,054      7,480      3,938      28,554      6,992
                                                                -------     ------     ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   14         20         --         --          14         20
Insurance securities                                                 30         20         --         --          30         20
Other financial services securities                                  16          7         --         --          16          7
Other securities                                                     22          9          2          1          24         10
                                                                -------     ------     ------     ------     -------     ------
      Total equity securities                                        82         56          2          1          84         57
                                                                -------     ------     ------     ------     -------     ------
         Total AFS securities                                   $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                                =======     ======     ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                             3,507
                                                                                                                         ======

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                               AS OF DECEMBER 31, 2009
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  415     $  125   $  4          80
Six months or greater, but less than nine months         115         60     --          25
Nine months or greater, but less than twelve months      409        160     93          96
Twelve months or greater                               1,623      1,264    116         309
                                                      ------     ------   ----         ---
   Total AFS securities                               $2,562     $1,609   $213         510
                                                      ======     ======   ====         ===

                                                               AS OF DECEMBER 31, 2008
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  781     $  389    $--          159
Six months or greater, but less than nine months       1,141        536     --          206
Nine months or greater, but less than twelve months    1,552        785     --          223
Twelve months or greater                               4,027      3,509     --          785
                                                      ------     ------    ---        -----
   Total AFS securities                               $7,501     $5,219    $--        1,373
                                                      ======     ======    ===        =====

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Based upon this review, the cause of the $4.5 billion decrease in our gross AFS securities unrealized losses for the year ended December 31, 2009, was attributable primarily to increased liquidity in several market segments and improved credit fundamentals (i.e., market improvement and narrowing credit spreads), partially offset by the cumulative adjustment resulting from the adoption of new accounting guidance related to the recognition of OTTI, which resulted in the $152 million increase in amortized cost in AFS securities as discussed in Note 2. As discussed further below, we believe the unrealized loss position as of December 31, 2009, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2009, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2009, the unrealized losses associated with our corporate bond securities were attributable primarily to loans backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the security and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2009, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Cash flow forecasts also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2009, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                    FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2009
                                                 ------------
Balance as of beginning-of-year                      $ --
   Cumulative effect from adoption of new
      accounting standard                              30
   Increases attributable to:
      Credit losses on securities for which an
         OTTI was not previously recognized           259
   Decreases attributable to:
      Securities sold                                 (29)
                                                     ----
         Balance as of end-of-year                   $260
                                                     ====

During the year ended December 31, 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2009     2008
                                               ------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,641   $1,467
U.S. Government bonds                             370      414
Foreign government bonds                           29       38
MBS:
   MPTS                                            60       31
   CMOs                                           124      118
   CMBS                                            81       76
State and municipal bonds                          18       13
Hybrid and redeemable preferred securities         41       30
                                               ------   ------
      Total fixed maturity securities           2,364    2,187
Other equity securities                             2        2
                                               ------   ------
         Total trading securities              $2,366   $2,189
                                               ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2009, 2008 and 2007 was $126 million, $172 million and $8 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 29% and 30% of mortgage loans as of December 31, 2009 and 2008, respectively. The number of impaired mortgage loans and the carrying value of impaired mortgage loans (in millions) were as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Number of impaired mortgage loans            2     --
                                          ====    ===
Impaired mortgage loans                   $ 22    $--
Valuation allowance associated with
   impaired mortgage loans                  (8)    --
                                          ----    ---
   Carrying value of impaired
      mortgage loans                      $ 14    $--
                                          ====    ===

The average carrying value and associated interest income on the impaired mortgage loans (in millions) is as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                                -------------------
                                 2009   2008   2007
                                 ----   ----   ----
Average carrying value for
   impaired loans                 $ 8   $--     $11
Interest income recognized on
   impaired mortgage loans         --    --       1
Amount of interest income
   collected on impaired
   mortgage loans                  --    --       1

ALTERNATIVE INVESTMENTS

As of December 31, 2009 and 2008, alternative investments included investments in approximately 99 and 102 different partnerships, respectively, and the portfolio represented less than 1% and 1% of our overall invested assets, respectively.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2009     2008     2007
                              ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity AFS
   securities                 $3,373   $3,236   $3,264
Equity AFS securities              7        8       19
Trading securities               148      154      163
Mortgage loans on
   real estate                   451      473      491
Real estate                       17       20       41
Standby real estate equity
   commitments                     1        3       12
Policy loans                     169      177      172
Invested cash                      8       45       78
Alternative investments          (54)     (34)     102
Consent fees                       5        5       10
Other investments                  8       --        7
                              ------   ------   ------
   Investment income           4,133    4,087    4,359
Investment expense              (127)    (112)    (178)
                              ------   ------   ------
      Net investment income   $4,006   $3,975   $4,181
                              ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   -----------------------
                                    2009     2008     2007
                                   -----   -------   -----
Fixed maturity AFS securities:
   Gross gains                     $ 154   $    49   $ 120
   Gross losses                     (687)   (1,059)   (176)
Equity AFS securities:
   Gross gains                         5         1       3
   Gross losses                      (27)      (33)   (111)
Gain (loss) on other
   investments                      (100)       31      22
Associated amortization
   expense of DAC, VOBA, DSI
   and DFEL and changes in
   other contract holder funds
   and funds withheld
   reinsurance liabilities           157       244      29
                                   -----   -------   -----
      Total realized loss on
         investments, excluding
         trading securities         (498)     (767)   (113)
      Loss on certain derivative
         instruments                 (35)      (83)     (2)
      Associated amortization
         expense of DAC, VOBA,
         DSI and DFEL and
         changes in other
         contract holder funds        --        --       1
                                   -----   -------   -----
         Total realized loss on
            investments and
            certain derivative
            instruments,
            excluding trading
            securities             $(533)  $  (850)  $(114)
                                   =====   =======   =====

Details underlying write-downs taken as a result of OTTI (in millions) that was recognized in net income and included in realized loss on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  --------------------
                                   2009    2008   2007
                                  -----   -----   ----
OTTI RECOGNIZED IN
   NET INCOME
Fixed maturity securities:
   Corporate bonds                $ 209   $ 527   $119
   Foreign government bonds          --      --      1
   MBS:
      CMOs                          237     289     17
      CMBS                           --       1      2
   ABS:
      CDOs                           39       1      7
   Hybrid and redeemable
      preferred securities           67      50     --
                                  -----   -----   ----
      Total fixed maturity
         securities                 552     868    146
                                  -----   -----   ----
Equity securities:
   Banking securities                10      --     --
   Insurance securities               8       1     --
   Other financial services
      securities                      3      24    111
   Other securities                   6       7     --
                                  -----   -----   ----
      Total equity securities        27      32    111
                                  -----   -----   ----
         Gross OTTI recognized
            in net income           579     900    257
         Associated amortization
            expense of DAC,
            VOBA, DSI and
            DFEL                   (198)   (218)    --
                                  -----   -----   ----
            Net OTTI recognized
               in net income,
               pre-tax            $ 381   $ 682   $257
                                  =====   =====   ====
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI      $ 339   $  --   $ --
Associated amortization
   expense of DAC, VOBA,
   DSI and DFEL                     (77)     --     --
                                  -----   -----   ----
   Net portion of OTTI
      recognized in OCI, pre-tax  $ 262   $  --   $ --
                                  =====   =====   ====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS

As of December 31, 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% loan severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) and the fair value of the related investments included on our Consolidated Balance Sheets consisted of the following:

                                                                                             AS OF DECEMBER 31,
                                                                                    ------------------------------------
                                                                                           2009               2008
                                                                                    -----------------   ----------------
                                                                                    CARRYING    FAIR    CARRYING    FAIR
                                                                                      VALUE     VALUE     VALUE    VALUE
                                                                                    --------   ------   --------   -----
Collateral payable held for derivative investments(1)                                $  634    $  634     $(17)     $(17)
Securities pledged under securities lending agreements(2)                               501       479      427       410
Securities pledged under reverse repurchase agreements(3)                               344       359      470       496
Securities pledged for Treasury Asset-Backed Securities Loan Facility ("TALF")(4)       345       386       --        --
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
   ("FHLBI")(5)                                                                         100       111       --        --
                                                                                     ------    ------     ----      ----
   Total payables for collateral on investments                                      $1,924    $1,969     $880      $889
                                                                                     ======    ======     ====      ====

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parities contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on our Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   ------   -----   -----
Collateral payable held for
   derivative investments          $  651   $ (17)  $  --
Securities pledged under
   securities lending
   agreements                          74    (228)   (369)
Securities pledged under
   reverse repurchase
   agreements                        (126)    (10)     --
Securities pledged
   for TALF                           345      --      --
Securities pledged for FHLBI          100      --      --
                                   ------   -----   -----
   Total increase (decrease) in
      payables for collateral on
      investments                  $1,044   $(255)  $(369)
                                   ======   =====   =====

INVESTMENT COMMITMENTS

As of December 31, 2009, our investment commitments for fixed maturity AFS securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $786 million, which included $381 million of limited partnerships, $220 million of standby commitments to purchase real estate upon completion and leasing and $182 million of private placements.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2009 and 2008, our most significant investment in one issuer was our investment securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.5 billion and $3.3 billion, or 6% and 5% of our invested assets portfolio totaling $73.1 billion and $60.2 billion, respectively. As of December 31, 2009 and 2008, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion and $6.5 billion, or 9% and 11% of the invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the AFS securities table above.

CREDIT-LINKED NOTES

As of December 31, 2009 and 2008, respectively, other contract holder funds on our Consolidated Balance Sheets included $600 million outstanding in funding agreements. We invested the proceeds of $600 million received for issuing two funding agreements in 2006 and 2007 into two separate CLNs originated by a third party company. The CLNs are included in fixed maturity AFS securities on our Consolidated Balance Sheets.

To date, there has been one default in the underlying collateral pool of the $400 million CLN and two defaults in the underlying collateral pool of the $200 million CLN. There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2009.

During the year ended December 31, 2009, as in the general markets, spreads on these transactions have tightened, reducing unrealized losses. We had unrealized losses of $278 million on the $600 million in CLNs and $550 million on the $600 million in CLNs as of December 31, 2009 and 2008, respectively. As described more fully in the realized loss related to investments section above, we regularly review our investment holdings for OTTI. Based upon this review, we believe that these securities were not OTTI as of December 31, 2009 and 2008, respectively. The following summarizes the fair value to amortized cost ratio of the CLNs:


                                  AS OF      AS OF DECEMBER 31,
                               JANUARY 31,   ------------------
                                  2010           2009   2008
                               -----------       ----   ----
Fair value to amortized
   cost ratio                      52%            54%    8%

The following summarizes information regarding our investments in these securities (dollars in millions) as of December 31, 2009:

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                     $400          $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost                    $     400      $    200
Fair value                              209           113
Original attachment point
   (subordination)                     5.50%         2.05%
Current attachment point
   (subordination)                     4.78%         1.48%
Maturity                           12/20/16       3/20/17
Current rating of tranche               B-            Ba3
Current rating of underlying
   collateral pool                 Aa1-Caa2        Aaa-B1
Number of entities                      124            99
Number of countries                      19            23

The following summarizes the exposure of the CLNs' underlying collateral by industry and rating as of December 31, 2009:

                                     AAA    AA      A     BBB    BB    B     CC   TOTAL
                                     ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Financial intermediaries             0.4%   3.5%   7.2%   0.5%  0.0%  0.0%  0.0%   11.6%
Telecommunications                   0.0%   0.0%   5.9%   4.0%  1.1%  0.0%  0.0%   11.0%
Oil and gas                          0.0%   1.4%   1.2%   4.9%  0.0%  0.0%  0.0%    7.5%
Utilities                            0.0%   0.0%   2.4%   2.1%  0.0%  0.0%  0.0%    4.5%
Chemicals and plastics               0.0%   0.0%   2.3%   1.6%  0.0%  0.0%  0.0%    3.9%
Drugs                                0.3%   2.5%   0.9%   0.0%  0.0%  0.0%  0.0%    3.7%
Retailers (except food & drug)       0.0%   0.0%   0.7%   1.8%  1.1%  0.0%  0.0%    3.6%
Industrial equipment                 0.0%   0.0%   2.9%   0.3%  0.0%  0.0%  0.0%    3.2%
Sovereign                            0.0%   0.3%   1.6%   1.4%  0.0%  0.0%  0.0%    3.3%
Property and Casualty Insurance      0.0%   0.0%   1.6%   1.1%  0.0%  0.0%  0.5%    3.2%
Forest products                      0.0%   0.0%   0.0%   1.6%  1.4%  0.0%  0.0%    3.0%
Other Industry < 3% (28 Industries)  0.9%   2.8%  15.6%  17.1%  3.4%  1.7%  0.0%   41.5%
                                     ---   ----   ----   ----   ---   ---   ---   -----
   Total by industry                 1.6%  10.5%  42.3%  36.4%  7.0%  1.7%  0.5%  100.0%
                                     ===   ====   ====   ====   ===   ===   ===   =====

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, basis risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate futures and interest rate cap agreements. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2009, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that did not qualify as hedging instruments and derivative instruments that were economic hedges, but were not designed to meet the requirements to be accounted for as a hedge. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See "Guaranteed Living Benefit Embedded Derivative Reserves" below for further details.

See Note 22 for disclosures required by the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                                          AS OF DECEMBER 31, 2009
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                            OF        NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN     LOSS   GAIN     LOSS
                                                        -----------   --------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                            85      $   620   $   24   $ (45)  $ --   $    --
   Foreign currency swaps(1)                                   13          340       33     (19)    --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                     98          960       57     (64)    --        --
                                                          -------      -------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements (1)                               20        1,000       --      --     --        --
Interest rate futures (1)                                  19,073        2,333       --      --     --        --
Equity futures (1)                                         21,149        1,147       --      --     --        --
Interest rate swap agreements (1)                              81        6,232       63    (349)    --        --
Foreign currency forwards (1)                                  17        1,035       12     (91)    --        --
Credit default swaps (2)                                       14          220       --      --     --       (65)
Put options (1)                                               114        4,093      935      --     --        --
Call options (based on LNC stock) (1)                           1            9       --      --     --        --
Call options (based on S&P 500) (1)                           559        3,440      215      --     --        --
Variance swaps (1)                                             36           26       66     (22)    --        --
Currency futures (1)                                        3,664          505       --      --     --        --
Embedded derivatives:
   Deferred compensation plans (2)                              6           --       --      --     --      (314)
   Indexed annuity contracts (3)                          108,119           --       --      --     --      (419)
   GLB embedded derivative reserves (3)                   261,309           --       --      --    308      (984)
   Reinsurance related embedded derivatives (4)                --           --      139      --     --        --
   AFS securities embedded derivatives (1)                      2           --       19      --     --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            414,164       20,040    1,449    (462)   308    (1,782)
                                                          -------      -------   ------   -----   ----   -------
            Total derivative instruments                  414,262      $21,000   $1,506   $(526)  $308   $(1,782)
                                                          =======      =======   ======   =====   ====   =======

                                                                         AS OF DECEMBER 31, 2008
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                             OF       NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN    LOSS    GAIN     LOSS
                                                        -----------   --------    ----   -----    ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                           106      $  780     $ 70   $(121)   $ --   $    --
   Foreign currency swaps(1)                                   14         366       68      (3)     --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                    120       1,146      138    (124)     --        --
                                                          -------      ------     ----   -----    ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                                44       2,200       --      --      --        --
Credit default swaps(2)                                        11         149       --      --      --       (51)
Call options (based on LNC stock)(1)                            2          18       --      --      --        --
Call options (based on S&P 500)(1)                            553       2,951       31      --      --        --
Embedded derivatives:
   Deferred compensation plans(2)                               7          --       --      --      --      (223)
   Indexed annuity contracts(3)                            80,809          --       --      --      --      (252)
   GLB embedded derivative reserves(3)                    215,597          --       --      --     517    (3,421)
   Reinsurance related embedded derivatives(4)                 --          --      167      --      --        --
   AFS securities embedded derivatives(1)                       3          --       15      --      --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            297,026       5,318      213      --     517    (3,947)
                                                          -------      ------     ----   -----    ----   -------
            Total derivative instruments                  297,146      $6,464     $351   $(124)   $517   $(3,947)
                                                          =======      ======     ====   =====    ====   =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative financial instruments (in millions) was as follows:

                                                                REMAINING LIFE AS OF DECEMBER 31, 2009
                                                            -----------------------------------------------
                                                            LESS THAN   1 - 5    5 - 10   10 - 30
                                                             1 YEAR     YEARS     YEARS    YEARS     TOTAL
                                                            ---------   ------   ------   -------   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements                              $   24    $   94   $  236    $  266   $   620
   Foreign currency swaps                                         --        94      165        81       340
                                                              ------    ------   ------    ------   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                        24       188      401       347       960
                                                              ------    ------   ------    ------   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                                     850       150       --        --     1,000
Interest rate futures                                          2,333        --       --        --     2,333
Equity futures                                                 1,147        --       --        --     1,147
Interest rate swap agreements                                    395     1,735    1,538     2,564     6,232
Foreign currency forwards                                      1,035        --       --        --     1,035
Credit default swaps                                              20        40      160        --       220
Put options                                                       --     1,289    2,679       125     4,093
Call options (based on LNC stock)                                  9        --       --        --         9
Call options (based on S&P 500)                                2,616       824       --        --     3,440
Variance swaps                                                    --         3       23        --        26
Currency futures                                                 505        --       --        --       505
                                                              ------    ------   ------    ------   -------
      Total derivative instruments not designated and not
         qualifying as hedging instruments                     8,910     4,041    4,400     2,689    20,040
                                                              ------    ------   ------    ------   -------
Total derivative instruments with notional amounts            $8,934    $4,229   $4,801    $3,036   $21,000
                                                              ======    ======   ======    ======   =======

The change in our unrealized loss on derivative instruments in accumulated OCI (in millions) was as follows:

                                                                         FOR THE
                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                                          2009
                                                                      ------------
UNREALIZED LOSS ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                           $(15)
Other comprehensive income (loss):
   Unrealized holding losses arising during the period:
      Cash flow hedges:
         Interest rate swap agreements                                      33
         Foreign currency swaps                                            (52)
   Change in DAC, VOBA, DSI and other contract holder funds                 22
   Income tax benefit                                                        2
   Less:
      Reclassification adjustment for gains included in net income:
         Cash flow hedges:
            Interest rate swap agreements(1)                                 4
      Income tax expense                                                    (1)
                                                                          ----
               Balance as of end-of-year                                  $(13)
                                                                          ====

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income.

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                         2009    2008   2007
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS
   DESIGNATED AND QUALIFYING
   AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap
      agreements(1)                     $   3   $   4   $  5
   Foreign currency swaps(1)                2      (1)    (1)
                                        -----   -----   ----
         Total derivative instruments
            designated and qualifying
            as hedging instruments          5       3      4
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS NOT
   DESIGNATED AND NOT
   QUALIFYING AS HEDGING
   INSTRUMENTS
Interest rate futures(2)                  (60)     --     --
Equity futures(2)                         (55)     --     --
Interest rate swap agreements(2)         (150)     --     --
Foreign currency forwards(1)               23      --     --
Credit default swaps(1)                     2       1     --
Put options(2)                           (136)     --     --
Call options (based on LNC
   stock)(2)                               --      (8)    (3)
Call options (based on
   S&P 500)(2)                             84    (204)     6
Variance swaps(2)                         (39)     --     --
Currency futures(2)                       (18)     --     --
Embedded derivatives:
   Deferred compensation plans(3)         (10)     (1)   (15)
   Indexed annuity contracts(2)             6      37    (12)
   GLB embedded derivative
      reserves(2)                          24     (21)   (25)
   Reinsurance related embedded
      derivatives(2)                     (155)    226      7
                                        -----   -----   ----
         Total derivative instruments
            not designated and not
            qualifying as hedging
            instruments                  (484)     30    (42)
                                        -----   -----   ----
               Total derivative
                  instruments           $(479)  $  33   $(38)
                                        =====   =====   ====

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2)  Reported in realized loss on our Consolidated Statements of Income.

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                    2009   2008   2007
                                    ----   ----   ----
Ineffective portion recognized in
   realized loss                    $(1)    $ 1   $(1)
                                    ===     ===   ===
Gain recognized as a component of
   OCI with the offset to:
   Net investment income            $ 4     $ 2   $ 3
   Benefit recovery (expense)        --      --     1
                                    ---     ---   ---
                                    $ 4     $ 2   $ 4
                                    ===     ===   ===

As of December 31, 2009, none of the deferred net gains on derivative instruments in accumulated OCI are expected to be reclassified to earnings during 2010. A reclassification would be due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2009, 2008 and 2007, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge the interest rate risk to our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2037.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting treatment.

INTEREST RATE FUTURES AND EQUITY FUTURES

We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price. Cash settlements on the change in market value of financial futures contracts, along with the resulting gains or losses, are recorded on our Consolidated Statements of Income as specified in the table above.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products. The change in market value and periodic cash settlements are recorded as a component of realized loss on our Consolidated Statements of Income.

FOREIGN CURRENCY FORWARDS

We use foreign currency forward contracts to hedge the currency risk on certain investments associated with our variable annuity products. The foreign currency forward contracts obligate us to deliver a specified amount of currency at a future date and a specified exchange rate. The contract does not qualify for hedge accounting under the Derivatives and Hedging Topic of the FASB ASC. Therefore, all gains or losses on the foreign currency forward contracts are recorded as a component of realized loss on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting treatment.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (in millions) was as follows:

                              AS OF DECEMBER 31, 2009
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF       RATING OF       FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)     PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)         A2/A         $ --       $ 10
6/20/2010      (2)         (4)         A1/A           --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2016     (3)         (4)        A2/A(5)        (11)        24
12/20/2016     (3)         (4)        A2/A(5)         (8)        24
3/20/2017      (3)         (4)        A2/A(5)         (3)        23
3/20/2017      (3)         (4)        A2/A(5)         (9)        22
3/20/2017      (3)         (4)        A2/A(5)         (5)        18
3/20/2017      (3)         (4)        A2/A(5)        (13)        18
3/20/2017      (3)         (4)        A2/A(5)         (4)        17
3/20/2017      (3)         (4)        A2/A(5)        (12)        14
                                                    ----       ----
                                                    $(65)      $220
                                                    ====       ====

                              AS OF DECEMBER 31, 2008
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)    PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)        Aa3/A+        $ (1)      $ 10
6/20/2010      (2)         (4)         Aa2/A          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           (1)        10
3/20/2017      (3)         (4)        A2/A(5)        (14)        22
3/20/2017      (3)         (4)        A2/A(5)        (10)        14
3/20/2017      (3)         (4)        A2/A(5)         (8)        18
3/20/2017      (3)         (4)        A2/A(5)        (11)        18
3/20/2017      (3)         (4)        A2/A(5)         (6)        17
                                                    ----       ----
                                                    $(51)      $149
                                                    ====       ====

----------
(1) Broker quotes are used to determine the market value of credit default swaps.

(2) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(3) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(4) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(5) These credit default swaps were sold to a counterparty of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

Details underlying the associated collateral of our open credit default swaps for which we are the seller as of December 31, 2009, if credit risk related contingent features were triggered (in millions) were as follows:

                                           AS OF
                                       DECEMBER 31,
                                       ------------
                                       2009   2008
                                       ----   -----
Maximum potential payout               $220   $149
Less:
   Counterparty thresholds               30     30
                                       ----   ----
      Maximum collateral potentially
         required to post              $190   $119
                                       ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. In the event that these netting agreements were not in place, fair values of the associated investments, counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash would have required that we post approximately $55 million as of December 31, 2009.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount. The change in market value of the put options along with the resulting gains or losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment. The mark-to-market changes are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance of an underlying index and the fixed variance rate determined as of inception. The change in market value and resulting gains and losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate. These contracts do not qualify for hedge accounting treatment; therefore, all cash settlements along with the resulting gains or losses are recorded on our Consolidated Statements of Income as specified in the table above.

EMBEDDED DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income on our Consolidated Statements of Income as specified in the table above.

INDEXED ANNUITY CONTRACTS

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

GUARANTEED LIVING BENEFIT EMBEDDED DERIVATIVE RESERVES

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. The change in embedded derivative reserves flows through our Consolidated Statements of Income as specified in the table above. As of December 31, 2009, we had $23.5 billion of account values that were attributable to variable annuities with a GWB feature and $9.3 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We re-balance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded on our Consolidated Statements of Income as specified in the table above. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(140) million and $15 million as of December 31, 2009 and 2008, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $279 million and $152 million as of December 31, 2009 and 2008, respectively.

AFS SECURITIES EMBEDDED DERIVATIVES

We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through our Consolidated Statements of Income as specified in the table above.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk.

The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2009, the exposure was $159 million.

The amounts recognized (in millions) by S&P credit rating of counterparty as of December 31, 2009, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                COLLATERAL     COLLATERAL
 S&P CREDIT     POSTED BY      POSTED BY
 RATING OF    COUNTERPARTY   LNC (HELD BY
COUNTERPARTY  (HELD BY LNC)  COUNTERPARTY)
------------  -------------  -------------
    AAA            $  3          $  --
     AA             140             --
    AA-             272             --
     A+             171            (13)
     A              328           (240)
                   ----          -----
                   $914          $(253)
                   ====          =====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) (in millions) was as follows:

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                              ---------------------
                              2009     2008    2007
                              ----    -----    ----
Current                       $172    $(292)   $372
Deferred                        (9)     224     132
                              ----    -----    ----
   Total federal income tax
      expense (benefit)       $163    $ (68)   $504
                              ====    =====    ====

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                                --------------------
                                2009    2008    2007
                                ----    ----    ----
Tax rate of 35% times pre-tax
   income                       $ 88    $ 65    $610
Effect of:
Goodwill                         238      --      --
   Separate account dividend
      received deduction         (77)    (82)    (88)
Tax credits                      (47)    (25)    (22)
   Prior year tax return
      adjustment                 (60)    (34)    (14)
Other items                       21       8      18
                                ----    -----    ----

      Provision (benefit) for
         income taxes           $163    $(68)   $504
                                ====    ====    ====
Effective tax rate               N/M     N/M      29%
                                ====    ====    ====

The effective tax rate is a ratio of tax expense over pre-tax income. Because the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return adjustment.

The federal income tax asset (liability) (in millions), which is included in other liabilities as of December 31, 2009, and other assets as of December 31, 2008, on our Consolidated Balance Sheets, was as follows:


                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009    2008
                                      -----    ----
Current                               $(250)   $(66)
Deferred                               (523)    954
                                      -----    ----
   Total federal income tax asset
      (liability)                     $(773)   $888
                                      =====    ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                              AS OF DECEMBER 31,
                                              ------------------
                                                2009     2008
                                               ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds                       $1,778   $1,616
Net unrealized loss on AFS securities              --    2,142
Other investments                                 317      362
Reinsurance deferred gain                         163      190
Modco embedded derivative                          49       --
Compensation and benefit plans                    145      153
Net capital loss                                  112       --
Ceding commission asset                             3        5
Other                                              81      102
                                               ------   ------
      Total deferred tax assets                 2,648    4,570
                                               ------   ------
DEFERRED TAX LIABILITIES
DAC                                             1,947    1,992
VOBA                                              734    1,317
Intangibles                                       192      140
Net unrealized gain on AFS securities              38       --
Net unrealized gain on trading securities          55       12
Modco embedded derivative                          --        5
Other                                             205      150
                                               ------   ------
      Total deferred tax liabilities            3,171    3,616
                                               ------   ------
         Net deferred tax asset (liability)    $ (523)  $  954
                                               ======   ======

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2009 and 2008, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2009 and 2008.

As of December 31, 2009, LNL had net capital loss carryforwards of $319 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As discussed in Note 2, we adopted new guidance in the Income Taxes Topic of the FASB ASC on January 1, 2007. As of December 31, 2009 and 2008, $180 million and $142 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2010 in the range of none to $45 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            -------------------
                                                2009   2008
                                                ----   ----
Balance as of beginning-of-year                 $264   $290
   Increases for prior year tax positions         26     16
   Decreases for prior year tax positions         (1)   (46)
   Increases for current year tax
      positions                                   11     20
   Decreases for current year tax
      positions                                   (7)    (6)
   Decreases for settlements with taxing
      authorities                                 --     (8)
   Decreases for lapse of statute of
      limitations                                 --     (2)
                                                ----   ----
         Balance as of end-of-year              $293   $264
                                                ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2009, 2008 and 2007, we recognized interest and penalty expense related to uncertain tax positions of $11 million, $1 million and $19 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $75 million and $64 million as of December 31, 2009 and 2008, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining the tax year ended April 2, 2006.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income totaling $242 million, for a reversion to the mean FOR THE YEARS prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS
                                         ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 7,421    $5,765    $4,577
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (31)
   Dividend of FPP                        --        --      (246)
   Reinsurance assumed (ceded)            48      (230)       --
   Transfer of business to a third
      party                              (37)       --        --
   Deferrals                           1,614     1,811     2,002
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes              (15)     (368)       27
      Prospective unlocking --
         model refinements                --        44       (49)
      Retrospective unlocking             82      (120)       64
      Other amortization, net of
         interest                       (748)     (712)     (753)
   Adjustment related to realized
      gains                               91       137        78
   Adjustment related to
      unrealized gains (losses)       (1,146)    1,094        96
                                     -------    ------    ------
         Balance as of end-of-year   $ 7,310    $7,421    $5,765
                                     =======    ======    ======

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 3,763    $2,809    $3,032
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (35)
   Business acquired                      --        --        14
   Transfer of business to a third
      party                             (255)       --        --
   Deferrals                              30        40        46
   Amortization:
      Prospective unlocking --
         assumption changes              (20)       (7)       13
      Prospective unlocking --
         model refinements                --         6        (2)
      Retrospective unlocking            (44)      (38)       13
      Other amortization                (349)     (335)     (421)
   Accretion of interest(1)              102       116       125
   Adjustment related to realized
      gains                               43        98        --
   Adjustment related to
      unrealized gains (losses)       (1,184)    1,074        24
                                     -------    ------    ------
         Balance as of end-of-year   $ 2,086    $3,763    $2,809
                                     =======    ======    ======

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.00% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2009, was as follows:

2010         $  246
2011            207
2012            185
2013            167
2014            139
Thereafter    1,260
             ------
   Total     $2,204
             ======

Changes in DSI (in millions) were as follows:

                                        FOR THE YEARS
                                     ENDED DECEMBER 31,
                                     ------------------
                                     2009   2008   2007
                                     ----   ----   ----
Balance as of beginning-of-year      $310   $279   $194
   Cumulative effect of the
      adoption of new accounting
      standards                        --     --     (3)
   Deferrals                           76     96    116
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes            --    (37)     2
      Prospective unlocking --
         model refinements             --     --     (1)
      Retrospective unlocking          11     (6)     1
      Other amortization, net of
         interest                     (38)   (28)   (35)
   Adjustment related to realized
      gains                             3      6      5
   Adjustment related to
      unrealized losses                (1)    --     --
                                     ----   ----   ----
         Balance as of end-of-year   $361   $310   $279
                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                 FOR THE YEARS
                                              ENDED DECEMBER 31,
                                            ----------------------
                                             2009     2008    2007
                                            ------   -----   -----
Balance as of beginning-of-year             $  948   $ 768   $ 572
   Cumulative effect of the adoption of
      new accounting standards                  --      --      (2)
   Dividend of FPP                              --      --     (36)
   Reinsurance ceded                            --     (47)     --
   Transfer of business to a third party       (11)     --      --
   Deferrals                                   496     428     409
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes                    (22)    (37)      1
      Prospective unlocking -- model
         refinements                            --      25     (26)
      Retrospective unlocking                   (3)    (41)      9
      Other amortization, net of interest     (141)   (150)   (161)
   Adjustment related to realized gains          5       2       2
   Adjustment related to unrealized
      gains                                      1      --      --
                                            ------   -----   -----
         Balance as of end-of-year          $1,273   $ 948   $ 768
                                            ======   =====   =====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                       FOR THE YEARS
                                     ENDED DECEMBER 31,
                                ---------------------------
                                  2009      2008      2007
                                -------   -------   -------
Direct insurance premiums
   and fees                     $ 5,874   $ 5,863   $ 5,645
Reinsurance assumed                  10        18        12
Reinsurance ceded                (1,227)   (1,056)   (1,063)
                                -------   -------   -------
   Total insurance premiums
      and fees, net             $ 4,657   $ 4,825   $ 4,594
                                =======   =======   =======
Direct insurance benefits       $ 3,530   $ 4,254   $ 3,579
Reinsurance recoveries netted
   against benefits              (1,142)   (1,600)   (1,249)
                                -------   -------   -------
   Total benefits, net          $ 2,388   $ 2,654   $ 2,330
                                =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate-owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2009, the reserves associated with these reinsurance arrangements totaled $995 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2009. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2009, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re was required to fund an additional trust of approximately $1.4 billion as of December 31, 2009, to support this business. Swiss Re funded the new trust during the fourth quarter of 2009. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2009, included $1.8 billion and $30 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2009, 2008 and 2007 we amortized $50 million, $50 million and $55 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2009, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, we are not permitted to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                           FOR THE YEAR ENDED DECEMBER 31, 2009
                          ---------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS       CAPITAL                  DISPOSITIONS    BALANCE
                          OF BEGINNING-   CONTRIBUTION                     AND       AS OF END-
                             OF-YEAR          VALUE      IMPAIRMENT       OTHER       OF-YEAR
                          -------------   ------------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,040          $ --         $(600)          $--         $  440
   Defined Contribution           20            --            --            --             20
Insurance Solutions:
   Life Insurance              2,186            --            --            --          2,186
   Group Protection              274            --            --            --            274
Other Operations                  --           174           (79)           (4)            91
                              ------          ----         -----           ---         ------
      Total goodwill          $3,520          $174         $(679)          $(4)        $3,011
                              ======          ====         =====           ===         ======

                                          FOR THE YEAR ENDED DECEMBER 31, 2008
                          --------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS    ACQUISITION                DISPOSITIONS    BALANCE
                          OF BEGINNING-    ACCOUNTING                     AND       AS OF END-
                             OF-YEAR      ADJUSTMENTS   IMPAIRMENT       OTHER       OF-YEAR
                          -------------   -----------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,046         $ (6)          $--           $--         $1,040
   Defined Contribution           20           --            --            --             20
Insurance Solutions:
   Life Insurance              2,199          (13)           --            --          2,186
   Group Protection              274           --            --            --            274
                              ------         ----           ---           ---         ------
      Total goodwill          $3,539         $(19)          $--           $--         $3,520
                              ======         ====           ===           ===         ======

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilizes primarily a discounted cash flow valuation technique. In determining the estimated fair value of these reporting units, we incorporate consideration of discounted cash flow calculations, LNC's share price and assumptions that market participants would make in valuing these reporting units. Our fair value estimations are based primarily on an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs ("income approach"). The discounted cash flow analysis required us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value for this reporting unit.

As of October 1, 2009 and 2008, we performed a Step 1 goodwill impairment analysis on all of our reporting units. All of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit.

The 2009 impairment recorded in Other Operations for our media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill (set forth above) and specifically identifiable intangible assets set forth below of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2009                      2008
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                                    $100          $15         $100          $11
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)(2)                 2           --            3           --
Other Operations:
   FCC licenses(1)(3)                              118           --           --           --
                                                  ----          ---         ----          ---
      Total                                       $220          $15         $103          $11
                                                  ====          ===         ====          ===

----------

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2009, was as follows:

2010         $ 4
2011           4
2012           4
2013           4
2014           4
Thereafter    65
   Total     $85

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
RETURN OF NET DEPOSITS
Total account value                $ 44,712   $ 33,907
Net amount at risk(1)                 1,888      6,337
Average attained age of contract
   holders                         57 YEARS   56 years
MINIMUM RETURN
Total account value                $    203   $    191
Net amount at risk(1)                    65        109
Average attained age of contract
   holders                         69 YEARS   68 years
Guaranteed minimum return                 5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                $ 21,431   $ 16,950
Net amount at risk(1)                 4,021      8,402
Average attained age of contract
   holders                         65 YEARS   65 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2009, to December 31, 2008, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2009   2008   2007
                                          -----   ----   ----
Balance as of beginning-of-year           $ 277   $ 38    $23
   Cumulative effect of the adoption of
      new accounting standards               --     --     (4)
   Changes in reserves                      (33)   312     25
   Benefits paid                           (173)   (73)    (6)
                                          -----   ----    ---
      Balance as of end-of-year           $  71   $277    $38
                                          =====   ====    ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009      2008
                                     -------   -------
ASSET TYPE
Domestic equity                      $32,489   $24,878
International equity                  12,379     9,204
Bonds                                  9,942     6,701
Money market                           6,373     5,802
                                     -------   -------
   Total                             $61,183   $46,585
                                     =======   =======
Percent of total variable annuity
   separate account values                97%       99%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2009, and approximately 64% of sales for these products in 2009.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2009     2008
                                           -------   -------
Account values and other contract
   holder funds                            $61,821   $57,875
DFEL                                         1,273       948
Contract holder dividends payable              494       498
Premium deposit funds                          100       109
Undistributed earnings on participating
   business                                     56        11
                                           -------   -------
   Total other contract holder funds       $63,744   $59,441
                                           =======   =======

As of December 31, 2009 and 2008, participating policies comprised approximately 1.30% of the face amount of insurance in force, and dividend expenses were $89 million, $92 million and $85 million for the years ended December 31, 2009, 2008 and 2007, respectively.

13.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009     2008
                                      ------   ------
Short-term debt(1)                    $   21   $    4
                                      ======   ======
Long-term debt:
   Note due LNC, due 2010             $   --   $  155
   LIBOR + 0.03% note, due 2017          250      250
   LIBOR + 1.00% note, due 2037          375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024        50       50
      6.56% surplus note, due 2028       500      500
      6.03% surplus note, due 2028       750      750
                                      ------   ------
         Total surplus notes           1,300    1,300
                                      ------   ------
            Total long-term debt      $1,925   $2,080
                                      ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

There are no future principal payments due on long-term debt in the next five years.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of creditworthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2009, based on our actual common stock investment, we had borrowing capacity of up to approximately $411 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010 (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2009, we also borrowed $100 million at a rate of 0.8% that is due June 3, 2010 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14.  CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2009, 2008 and 2007, was $47 million, $49 million and $56 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2009, were as follows:

2010          $44
2011           40
2012           34
2013           28
2014           21
Thereafter    100
             ----
   Total     $267
             ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Following the original termination date of this agreement, LNC has contractual rights to extend this agreement for up to two additional years. LNC executed one of the optional extensions to extend the contract through February 2011. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS

LFM has future commitments of approximately $30 million through 2013, related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2009, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 28%, 37% and 46% of Retirement Solutions - Annuities' variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented approximately 61%, 62% and 66% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 33%, 44% and 55% of variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented 69%, 70% and 75% of the segment's total variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS

Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale does not occur within approximately one year after construction is completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property is sold. Our long-term expectation is that we will be obligated to fund a small portion of these commitments that remain outstanding. However, due to the current economic environment, we may experience increased funding obligations.

As of December 31, 2009 and 2008, we had standby real estate equity commitments totaling $220 million and $267 million, respectively. During 2009, we funded commitments of $46 million and the fair value of the associated real estate of $32 million is included on our Consolidated Balance Sheets, which resulted in the recognition of $14 million in realized losses. In addition, we recorded an estimated loss of $69 million in 2009 on projects due to our belief that our requirement to fund the projects in accordance with the standby equity commitment is probable. During the year ended December 31, 2009, we recorded $83 million to realized loss on our Consolidated Statements of Income.

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $14 million and $11 million as of December 31, 2009 and 2008, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of zero and $1 million as of December 31, 2009 and 2008, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expired in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

During 2009, LNC sold the capital stock of one of its subsidiaries, Lincoln National (UK) PLC ("Lincoln UK"). However, Lincoln Insurance Services Limited ("LIS"), a subsidiary of LNC, retained certain pension plan assets and liabilities associated with Lincoln UK's business. In connection with this transaction, the Company has guaranteed LIS's obligations to the pension plan. Pursuant to the terms of this guarantee, the Company would be required to pay LIS's obligations in the event that LIS does not pay any amount that is due in respect of its pension plan obligations. Further, the Company would also be required to accelerate payment of all liabilities owing to the pension plan in the event of a corporate payment event, as defined in the Guaranty, primarily related to creditworthiness of the Company. As of December 31, 2009, the Company's assessed risk of payment under the guarantee is remote. This assessment has been determined in consideration of the pension plan's assets supporting the obligations and the funding available through LIS and LNC.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the IRS issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends-received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends-received deduction on our effective tax rate.

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in ac- UNREALIZED GAIN
(LOSS) ON cumulated OCI (in millions):

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        --------------------------
                                         2009        2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   AFS SECURITIES
Balance as of beginning-of-year         $(2,562)   $    76   $ 421
   Cumulative effect of the adoption
      of new accounting standards           (79)        --      --
   Unrealized holding gains (losses)
      arising during the year             6,021     (7,316)   (871)
   Change in DAC, VOBA, DSI and
      other contract holder funds        (2,305)     2,522     177
   Income tax benefit (expense)          (1,324)     1,703     243
   Change in foreign currency
      exchange rate adjustment               26        (66)     18
   Less:
      Reclassification adjustment for
         losses included in net
         income                            (556)    (1,042)   (164)
      Associated amortization of
         DAC, VOBA, DSI and DFEL            158        244      29
      Income tax benefit                    139        279      47
                                        -------    -------   -----
            Balance as of end-of-year   $    36    $(2,562)  $  76
                                        =======    =======   =====

UNREALIZED OTTI ON
   AFS SECURITIES
Balance as of beginning-of-year         $    --    $    --   $  --
(Increases) attributable to:
   Cumulative effect of the adoption
      of new accounting standards           (18)        --      --
   Portion of OTTI recognized in OCI
      during the year                      (339)        --      --
   Change in DAC, VOBA, DSI and
      DFEL                                   77         --      --
   Income tax benefit                        92         --      --
Decreases attributable to:
   Sales, maturities or other
      settlements of AFS securities         151         --      --
   Change in DAC, VOBA, DSI and
      DFEL                                  (28)        --      --
   Income tax expense                       (43)        --      --
                                        -------    -------   -----
            Balance as of end-of-year   $  (108)   $    --   $  --
                                        =======    =======   =====

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------
                                          2009       2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year         $   (15)   $   (19)  $  (9)
   Unrealized holding gains (losses)
      arising during the year               (27)       (42)     14
   Change in DAC, VOBA, DSI and
      DFEL                                   22        (36)     (6)
   Income tax benefit                        15         27      11
   Change in foreign currency
      exchange rate adjustment              (31)         1     (30)
   Less:
      Reclassification adjustment for
         losses included in net
         income                             (35)       (83)     (2)
      Associated amortization of
         DAC, VOBA, DSI and DFEL             --         --       1
      Income tax benefit                     12         29      --
                                        -------    -------   -----
            Balance as of end-of-year   $   (13)   $   (15)  $ (19)
                                        =======    =======   =====

FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance as of beginning-of-year         $   (32)   $    (4)  $   4
   Adjustment arising during the
      year                                   23        (45)    (13)
   Income tax benefit (expense)              (8)        17       5
                                        -------    -------   -----
            Balance as of end-of-year   $   (17)   $   (32)  $  (4)
                                        =======    =======   =====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                         ---------------------
                                          2009    2008    2007
                                         -----   -----   -----
Total realized loss on investments
   and certain derivative instruments,
   excluding trading securities(1)       $(533)  $(850)  $(114)
Gain on certain reinsurance
   derivative/trading securities(2)        (42)      5       2
Indexed annuity net derivative
   results(3):
   Gross gain (loss)                         8      13     (17)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (5)     22       9
Guaranteed living benefits(4):
   Gross gain (loss)                       (10)      2     (36)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (8)    (16)     29
Gain on sale of subsidiaries/
   businesses                                1      --      --
                                         -----   -----   -----
         Total realized loss             $(589)  $(824)  $(127)
                                         =====   =====   =====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                             -------------------------
                              2009     2008      2007
                             ------   ------   -------
Commissions                  $1,693   $1,851   $ 2,051
General and administrative
   expenses                   1,264    1,285     1,246
DAC and VOBA deferrals
   and interest, net of
   amortization                (652)    (437)   (1,065)
Other intangibles
   amortization                   4        4         4
Media expenses                   40       --        --
Taxes, licenses and fees        182      199       192
Merger-related expenses          16       50        92
Restructuring charges for
   expense initiatives           32        8        --
                             ------   ------   -------
      Total                  $2,579   $2,960   $ 2,520
                             ======   ======   =======

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $40 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, respectively. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jeffer-son-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                        AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                           2009    2008          2009    2008
                                                          -----   -----         -----   -----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $ 101   $ 140         $   4   $   4
Actual return on plan assets                                 25     (31)           --      --
Company and participant contributions                        --      --             3       3
Benefits paid                                                (7)     (8)           (3)     (3)
                                                          -----   -----         -----   -----
   Fair value as of end-of-year                             119     101             4       4
                                                          -----   -----         -----   -----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                             115     116            20      20
Interest cost                                                 7       7             1       1
Plan participants' contributions                             --      --             1       1
Actuarial (gains) losses                                     (3)     --             1       1
Benefits paid                                                (7)     (8)           (3)     (3)
   Balance as of end-of-year                                112     115            20      20
                                                          -----   -----         -----   -----
      Funded status of the plans                          $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $  12   $   5         $  --   $  --
Other liabilities                                            (5)    (19)          (16)    (16)
                                                          -----   -----         -----   -----
   Net amount recognized                                  $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $  19   $  35         $  (1)  $  (3)
Prior service credit                                         --      --            (1)     --
                                                          -----   -----         -----   -----
   Net amount recognized                                  $  19   $  35         $  (2)  $  (3)
                                                          =====   =====         =====   =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                   4.00%    N/A           N/A     N/A
All other plans                                             N/A     N/A          4.00%   4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2009, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2010, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plan's target plan allocation. We reevaluate this assumption each plan year. For 2010, our expected return on plan assets is 8.00% for the plans. The expected return on plan assets by asset class for the pension plans is as follows:

U.S. PLANS
Fixed maturity securities       4.75%
Common stock:
   Domestic large cap equity   11.23%
   International equity        11.43%
Cash and invested assets        0.00%

The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2009   2008   2007
                                                     ----   ----   ----
Health care cost trend rate                           N/A    N/A     12%
Pre-65 health care cost trend rate                     10%    10%   N/A
Post-65 health care cost trend rate                    13%    12%   N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2020   2019   2018

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2009 and 2008. We expect the health care cost trend rate for 2010 to be 9.5% for pre-65 and 9.5% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                     2009   2008
                                     ----   ----
U.S. PLAN
Accumulated benefit obligation        $90    $91
Projected benefit obligation           90     91
Fair value of plan assets              85     72

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2009   2008   2007         2009   2008   2007
                                             ----   ----   ----         ----   ----   ----
U.S. PLAN
Interest cost                                 $ 7   $  7   $  7          $ 1    $ 1    $ 1
Expected return on plan assets                 (7)   (11)   (11)          --     --     --
Recognized net actuarial loss (gain)            5      1     --           (1)    (1)    (1)
                                              ---   ----   ----          ---    ---    ---
   Net periodic benefit expense (recovery)    $ 5   $ (3)  $ (4)         $--    $--    $--
                                              ===   ====   ====          ===    ===    ===

We expect our 2010 U.S pension plans' expense to be approximately less than $1 million.

For 2010, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be approximately $2 million loss for our pension benefit plan and less than $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset target allocations by asset category for the years ended December 31, 2009 and 2008, based on estimated fair values were as follows:

                                 TARGET
                               ALLOCATION
                               ----------
U.S. PLAN
Fixed maturity securities          50%
Common stock:
   Domestic large cap equity       35%
   International equity            15%
Cash and invested assets            0%

The primary investment objective for the assets related to our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Hierarchy" in Note 1 for discussion of how we categorize our pension plan assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plan assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                             AS OF DECEMBER 31, 2009
                                 ------------------------------------------------
                                   QUOTED
                                   PRICES
                                  IN ACTIVE
                                 MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                  IDENTICAL    OBSERVABLE    UNOBSERVABLE   TOTAL
                                   ASSETS        INPUTS         INPUTS      FAIR
                                  (LEVEL 1)     (LEVEL 2)      (LEVEL 3)    VALUE
                                 -----------   -----------   ------------   -----
U.S. PENSION PLANS ASSET CLASS
Fixed maturity securities:
   Corporate bonds                  $ --           $ 47           $--        $ 47
   U.S. Government bonds              --              4            --           4
   Foreign government bonds           --              2            --           2
   MBS:
      CMOs                            --              1            --           1
      MPTS                                           --                        --
      CMBS                            --              2            --           2
   ABS                                --             --            --          --
   State and municipal bonds          --              1            --           1
Common stock                          18             42            --          60
Cash and invested assets              --              2            --           2
                                     ---           ----           ---        ----
         Total                       $18           $101           $--        $119
                                     ===           ====           ===        ====

The following summarizes changes to our U.S. pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                          FOR THE YEAR ENDED DECEMBER 31, 2009
                             --------------------------------------------------------------
                                         RETURN ON ASSETS                 TRANSFERS
                                        ------------------   PURCHASES,     IN OR
                             BEGINNING              SOLD     SALES AND      OUT OF   ENDING
                                FAIR    HELD AT    DURING   SETTLEMENTS,   LEVEL 3,   FAIR
                               VALUE    YEAR END  THE YEAR      NET          NET     VALUE
                             ---------  --------  --------  ------------  ---------  ------
Fixed maturity securities:
   Corporate bonds              $1         $--      $--         $--          $(1)      $--

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLAN ASSETS

The fair value measurements of our plan assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2009 or 2008. No contributions are required nor expected to be made in 2010.

We expect the following benefit payments (in millions):

                       PENSION              U.S. OTHER
                        PLANS           POSTRETIREMENT PLANS
                       -------   ----------------------------------
                        U.S.                                NOT
                       DEFINED   REFLECTING              REFLECTING
                       BENEFIT    MEDICARE    MEDICARE    MEDICARE
                       PENSION     PART D      PART D      PART D
                        PLANS     SUBSIDY     SUBSIDY     SUBSIDY
                       -------   ----------   --------   ----------
2010                      $8         $2         $--          $2
2011                       8          2          --           2
2012                       9          2          --           2
2013                       9          2          --           2
2014                       9          4          (1)          5
Following five years
   thereafter             44          5          (1)          6

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC sponsors contributory defined contribution plans for eligible employees and agents, including those of LNL, which includes money purchase plans ("MPP"). LNL make contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for our 401(k) plans and MPP were as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Employee 401(k) plan      $58    $54    $31
Agent 401(k) plan           2      3      5
Agent MPP plan              1      1      1
                          ---    ---    ---
Total expenses for the
   401(k) plans and MPP   $61    $58    $37
                          ===    ===    ===

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees, agents, non-employee directors, and certain agents.

The terms of the plans provide that participants who select our stock as the measure for their investment return will receive shares of our stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans see Note 6.

Information (in millions) with respect to these plans was as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Total liabilities                         $314   $223
Investment held to fund liabilities        118    100

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                     -------------------
                                     2009   2008   2007
                                     ----   ----   ----
Employer matching contributions       $ 4    $5     $ 1
Increase (decrease) in measurement
   of liabilites, net of LNC total
   return swap                          6     1      10
                                      ---    --     ---
      Total plan expenses             $10    $6     $11
                                      ===    ==     ===

DEFERRED COMPENSATION PLAN FOR AGENTS

LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. The plan's participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for these plans were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Employer matching contributions           $ 2    $ 2    $ 3
Increase in measurement of liabilites,
   net of total return swap                 4     --      5
                                          ---    ---    ---
      Total expenses for agents           $ 6    $ 2    $ 8
                                          ===    ===    ===

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS

Eligible former agents of Jefferson-Pilot may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is re-balanced to match the funds that have been elected under the agent compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains and decrease with investment losses and payouts of death benefits. Expenses (income) for this plan were $1 million, ($2) million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

20.  STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Stock options             $ 6    $ 8    $10
Shares                     (1)     2      3
SARs                        1      4      5
Restricted stock            6      5      6
                          ---    ---    ---
   Total                  $12    $19    $24
                          ===    ===    ===
Recognized tax benefit    $ 4    $ 7    $ 8

21.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                        2009     2008
                       ------   ------
Capital and surplus    $6,300   $4,700

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009    2008   2007
                                      ----   -----   ----
Net gain from operations, after-tax   $867   $ 510   $688
Net income (loss)                      (35)   (261)   971
Dividends to LNC Parent Company        405     400    770

The decrease in statutory net loss for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative impact on statutory capital and dividend capacity in our life insurance subsidiaries.

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC
SAP. Specifically, these are as follows:

- Accounting and reporting as an admitted asset and a form of surplus as of December 31, 2009, equaling to the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves;

- The use of a more conservative valuation interest rate on certain annuities as of December 31, 2009 and 2008;

- The use of less conservative mortality tables on certain life insurance products as of December 31, 2008; and

- A less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                               2009   2008
                                               ----   ----
Calculation of reserves using the Indiana
    universal life method                      $328   $289
Calculation of reserves using
    continuous CARVM                             (6)   (10)
Conservative valuation rate on certain
    variable annuities                          (11)   (12)
Less conservative mortality tables on
    certain life insurance products              --     16
Less conservative standard in determining
    the amount of deferred tax assets            --    298
Lesser of LOC and XXX additional reserve
    reported as surplus                         412     --

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend.

Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. The NAIC allows our U.S. insurance subsidiaries to include certain deferred tax assets in our statutory capital and surplus, but we are not able to consider the benefit from this when calculating available dividends. We expect we could pay dividends of approximately $685 million in 2010 without prior approval from the respective insurance commissioners.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                 2009                 2008
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING    FAIR
                                                          VALUE       VALUE      VALUE     VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity                                        $ 58,889   $ 58,889   $ 46,489   $ 46,489
   Equity                                                     155        155        139        139
Trading securities                                          2,366      2,366      2,189      2,189
Mortgage loans on real estate                               6,835      6,967      7,396      7,116
Derivative investments                                        841        841         60         60
Other investments                                             975        975        948        948
Cash and invested cash                                      2,553      2,553      2,116      2,116
Reinsurance related embedded derivatives                      139        139        167        167
Separate account assets                                    73,500     73,500     55,655     55,655
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                                 (419)      (419)      (252)      (252)
   GLB embedded derivative reserves                          (676)      (676)    (2,904)    (2,904)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (940)      (940)      (782)      (782)
   Account value of certain investment contracts          (24,039)   (24,244)   (21,893)   (22,338)
Short-term debt                                               (21)       (21)        (4)        (4)
Long-term debt                                             (1,925)    (1,714)    (2,080)    (1,503)
OFF-BALANCE-SHEET
Guarantees                                                     --         --         --         (1)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments on our Consolidated Balance Sheets approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds on our Consolidated Balance Sheets includes remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2009, and December 31, 2008, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2009, or December 31, 2008, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2009
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE     TOTAL
                                                     ASSETS        INPUTS         INPUTS        FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 55       $ 41,904       $ 2,135      $ 44,094
      U.S. Government bonds                             112             33             3           148
      Foreign government bonds                           --            397            92           489
      MBS:
         CMOs                                            --          5,593            34         5,627
         MPTS                                            --          2,808           101         2,909
         CMBS                                            --          1,796           252         2,048
      ABS:
         CDOs                                            --              4           153           157
         CLNs                                            --             --           322           322
      State and municipal bonds                          --          1,943            --         1,943
      Hybrid and redeemable preferred securities         15          1,005           132         1,152
   Equity AFS securities:
      Banking securities                                 23              1            --            24
      Insurance securities                                3             --            43            46
      Other financial services securities                --              6            22            28
      Other securities                                   34             --            23            57
   Trading securities                                     2          2,274            90         2,366
   Derivative investments                                --           (397)        1,238           841
Cash and invested cash                                   --          2,553            --         2,553
Reinsurance related embedded derivatives                 --            139            --           139
Separate account assets                                  --         73,500            --        73,500
                                                       ----       --------       -------      --------
         Total assets                                  $244       $133,559       $ 4,640      $138,443
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (419)     $   (419)
   GLB embedded derivative reserves                      --             --          (676)         (676)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(1,095)     $ (1,095)
                                                       ====       ========       =======      ========

                                                                 AS OF DECEMBER 31, 2008
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE    TOTAL
                                                     ASSETS         INPUTS         INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 54       $ 32,419       $ 2,402      $ 34,875
      U.S. Government bonds                             158             33             3           194
      Foreign government bonds                           --            434            60           494
      MBS:
         CMOs                                            --          5,887           160         6,047
         MPTS                                            --          1,751            18         1,769
         CMBS                                            --          1,609           238         1,847
      ABS:
         CDOs                                            --              9           150           159
         CLNs                                            --             --            50            50
      State and municipal bonds                          --             --           118           118
      Hybrid and redeemable preferred securities          8            835            93           936
   Equity AFS securities:
      Banking securities                                 14             --            --            14
      Insurance securities                                2             --            50            52
      Other financial services securities                --              5            20            25
      Other securities                                   25             --            23            48
   Trading securities                                     2          2,110            77         2,189
   Derivative investments                                --            (18)           78            60
Cash and invested cash                                   --          2,116            --         2,116
Reinsurance related embedded derivatives                 --            167            --           167
Separate account assets                                  --         55,655            --        55,655
                                                       ----       --------       -------      --------
         Total assets                                  $263       $103,012       $ 3,540      $106,815
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (252)     $   (252)
   GLB embedded derivative reserves                      --             --        (2,904)       (2,904)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(3,156)     $ (3,156)
                                                       ====       ========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   -------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF    ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $ 2,402     $  (46)     $316        $ (161)     $(376)      $2,135
      U.S. Government bonds                               3         --        --            --         --            3
      Foreign government bonds                           60          1         2            10         19           92
      MBS:
         CMOs                                           160         (7)       34           (13)      (140)          34
         MPTS                                            18         --         1            97        (15)         101
         CMBS                                           238          1        57           (44)        --          252
      ABS:
         CDOs                                           150        (35)       61           (21)        (2)         153
         CLNs                                            50         --       272            --         --          322
      State and municipal bonds                         118         --        (1)          (17)      (100)          --
      Hybrid and redeemable preferred securities         93        (21)       48             3          9          132
   Equity AFS securities:
      Insurance securities                               50         (7)       20           (20)        --           43
      Other financial services securities                20         (2)        7            (3)        --           22
      Other securities                                   23          2        (1)           (1)        --           23
   Trading securities                                    77         35        --            (7)       (15)          90
   Derivative investments                                78        (87)       (7)        1,254         --        1,238
Future contract benefits:
   Indexed annuity contracts                           (252)         6        --          (173)        --         (419)
   GLB embedded derivative reserves                  (2,904)     2,411        --          (183)        --         (676)
                                                    -------     ------      ----        ------      -----       ------
         Total, net                                 $   384     $2,251      $809        $  721      $(620)      $3,545
                                                    =======     ======      ====        ======      =====       ======

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $2,479     $  (150)   $  (440)      $ (10)        $ 523     $ 2,402
      U.S. Government bonds                              3          --         --          --            --           3
      Foreign government bonds                          79          --        (12)         (7)           --          60
      MBS:
         CMOs                                          275         (21)       (53)        (12)          (29)        160
         MPTS                                           52          --        (11)          1           (24)         18
         CMBS                                          362          --       (193)         27            42         238
      ABS:
         CDOs                                          184           1        (85)         50            --         150
         CLNs                                          660          --       (360)         --          (250)         50
      State and municipal bonds                        138          --         (2)        (32)           14         118
      Hybrid and redeemable preferred securities        93          --        (43)         35             8          93
   Equity AFS securities:
      Banking securities                                --          (1)        --           1            --          --
      Insurance securities                               2          (1)       (18)         67            --          50
      Other financial services securities               35         (23)        (2)         10            --          20
      Other securities                                  17          (5)         3           8            --          23
   Trading securities                                  107         (28)        --         (13)           11          77
   Derivative investments                              195        (237)        29          91            --          78
Future contract benefits:
   Indexed annuity contracts                          (389)         37         --         100            --        (252)
   GLB embedded derivative reserves                   (279)     (2,476)        --        (149)           --      (2,904)
                                                    ------     -------    -------       -----         -----     -------
         Total, net                                 $4,013     $(2,904)   $(1,187)      $ 167         $ 295     $   384
                                                    ======     =======    =======       =====         =====     =======

----------
(1) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-period amortized cost and beginning-of-period fair value was included in OCI and earnings, respectively, in prior periods.

The following provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                            FOR THE YEAR ENDED DECEMBER 31, 2009
                                                  --------------------------------------------------------
                                                                             GAINS
                                                                           (LOSSES)
                                                                          FROM SALES,  UNREALIZED
                                                  (AMORTIZATION)          MATURITIES,    HOLDING
                                                    ACCRETION,           SETTLEMENTS,     GAINS
                                                        NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                                  --------------  -----  ------------  -----------  ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $(1)       $ (40)     $(5)        $   --     $  (46)
      Foreign government bonds                          --           --        1             --          1
      MBS:
         CMOs                                           --           (6)      (1)            --         (7)
         CMBS                                            1           --       --             --          1
      ABS:
         CDOs                                           --          (37)       2             --        (35)
      Hybrid and redeemable preferred securities        --          (21)      --             --        (21)
   Equity AFS securities:
      Insurance securities                              --           (8)       1             --         (7)
      Other financial services securities               --           (2)      --             --         (2)
      Other securities                                  --           --        2             --          2
   Trading securities(2)                                 2           --       --             33         35
   Derivative investments(3)                            --           --       (1)           (86)       (87)
Future contract benefits:
   Indexed annuity contracts                            --           --       23            (17)         6
   GLB embedded derivative reserves                     --           --       45          2,366      2,411
                                                       ---        -----      ---         ------     ------
         Total, net                                    $ 2        $(114)     $67         $2,296     $2,251
                                                       ===        =====      ===         ======     ======

                                                     FOR THE YEAR ENDED DECEMBER 31, 2008
                                           ---------------------------------------------------------
                                                                      GAINS
                                                                    (LOSSES)
                                                                   FROM SALES,  UNREALIZED
                                           (AMORTIZATION)          MATURITIES,    HOLDING
                                             ACCRETION,           SETTLEMENTS,     GAINS
                                                 NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                           --------------  -----  ------------  -----------  -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                            $ 1       $(143)    $  (8)       $    --    $  (150)
      MBS:
         CMOs                                      1         (23)        1             --        (21)
         CMBS                                     --          (1)        1             --         --
      ABS:
         CDOs                                     --          (1)        2             --          1
   Equity AFS securities:
      Banking securities                          --          (1)       --             --         (1)
      Insurance securities                        --          (1)       --             --         (1)
      Other financial services securities         --         (23)       --             --        (23)
      Other securities                            --          (6)        1             --         (5)
   Trading securities(2)                           2          (7)       --            (23)       (28)
   Derivative investments(3)                      --          --      (108)          (129)      (237)
Future contract benefits:
   Indexed annuity contracts                      --          --        14             23         37
   GLB embedded derivative reserves               --          --         8         (2,484)    (2,476)
                                                 ---       -----     -----        -------    -------
         Total, net                              $ 4       $(206)    $ (89)       $(2,613)   $(2,904)
                                                 ===       =====     =====        =======    =======

----------
(1) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2009 or 2008, as applicable.

(2) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(3) All amounts are included in realized loss on our Consolidated Statements of Income.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution

Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off. Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income
(loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of our related trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized loss;

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                               --------------------------
                                2009      2008      2007
                               ------    ------    ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                $2,085    $2,191    $2,276
      Defined Contribution        911       913       968
                               ------    ------    ------
         Total Retirement
            Solutions           2,996     3,104     3,244
                               ------    ------    ------
   Insurance Solutions:
      Life Insurance            3,926     4,003     3,963
      Group Protection          1,713     1,640     1,500
                               ------    ------    ------
         Total Insurance
            Solutions           5,639     5,643     5,463
                               ------    ------    ------
   Other Operations               451       435       473
Excluded realized
   loss, pre-tax                 (643)     (863)     (135)
Amortization of deferred
   gain from reserve changes
   on business sold through
   reinsurance, pre-tax             3         3         9
Amortization of DFEL
   associated with benefit
   ratio unlocking, pre-tax        --         1        --
                               ------    ------    ------
      Total revenues           $8,446    $8,323    $9,054
                               ======    ======    ======

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2009     2008     2007
                                 -----    -----    ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                  $ 355    $ 154    $  418
      Defined Contribution         124      117       171
                                 -----    -----    ------
         Total Retirement
            Solutions              479      271       589
                                 -----    -----    ------
   Insurance Solutions:
      Life Insurance               617      489       667
      Group Protection             124      104       114
                                 -----    -----    ------
         Total Insurance
            Solutions              741      593       781
                                 -----    -----    ------
   Other Operations                 (7)     (47)      (34)
Excluded realized
   loss, after-tax                (418)    (561)      (88)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax                         2        2        (7)
Impairment of intangibles,
   after-tax                      (709)      --        --
Benefit ratio unlocking,
   after-tax                        --       (4)       (2)
                                 -----    -----    ------
   Net income                    $  88    $ 254    $1,239
                                 =====    =====    ======

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                ------------------------
                                 2009     2008     2007
                                ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                    $1,020   $  958   $1,022
   Defined Contribution            732      695      708
                                ------   ------   ------
      Total Retirement
         Solutions               1,752    1,653    1,730
                                ------   ------   ------
Insurance Solutions:
   Life Insurance                1,827    1,867    1,975
   Group Protection                127      117      115
                                ------   ------   ------
      Total Insurance
         Solutions               1,954    1,984    2,090
                                ------   ------   ------
Other Operations                   300      338      361
                                ------   ------   ------
         Total net investment
            income              $4,006   $3,975   $4,181
                                ======   ======   ======

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                 --------------------
                                 2009    2008    2007
                                 ----   ------   ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                     $356   $  729   $373
   Defined Contribution            71      130     93
                                 ----   ------   ----
      Total Retirement
         Solutions                427      859    466
                                 ----   ------   ----
Insurance Solutions:
   Life Insurance                 519      519    486
   Group Protection                46       36     31
                                 ----   ------   ----
      Total Insurance
         Solutions                565      555    517
                                 ----   ------   ----
         Total amortization of
            DAC and VOBA,
            net of interest      $992   $1,414   $983
                                 ====   ======   ====

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   -----    -----    ----
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                       $  42    $ (76)   $123
   Defined Contribution               45       26      66
                                   -----    -----    ----
      Total Retirement
         Solutions                    87      (50)    189
                                   -----    -----    ----
Insurance Solutions:
   Life Insurance                    271      240     338
   Group Protection                   67       56      61
                                   -----    -----    ----
      Total Insurance
         Solutions                   338      296     399
                                   -----    -----    ----
Other Operations                     (21)     (11)    (33)
Excluded realized loss              (225)    (302)    (47)
Amortization of deferred gain
   (loss) on reinsurance related
   to reserve changes                  1        1      (3)
                                   -----    -----    ----
Impairment of intangibles            (16)      --      --
Benefit ratio unlocking               (1)      (2)     (1)
                                   -----    -----    ----
         Total federal income
            tax expense
            (benefit)              $ 163    $ (68)   $504
                                   =====    =====    ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 80,700   $ 65,206
   Defined Contribution              26,689     22,930
                                   --------   --------
      Total Retirement Solutions    107,389     88,136
                                   --------   --------
Insurance Solutions:
   Life Insurance                    50,825     46,588
   Group Protection                   2,845      2,482
                                   --------   --------
      Total Insurance Solutions      53,670     49,070
                                   --------   --------
Other Operations                     13,148     11,733
                                   --------   --------
         Total                     $174,207   $148,939
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                      ---------------------
                                       2009    2008    2007
                                      -----    ----    ----
Interest paid                         $  96    $ 81    $104
Income taxes paid (received)            (15)    (23)    194
Significant non-cash investing
   and financing transactions:
   Funds withheld agreement
      with LNBAR:
      Carrying value of assets        $ 790    $ --    $ --
      Carrying value of
         liabilities                   (790)     --      --
                                      -----    ----    ----
         Total acquired from
            LNBAR                     $  --    $ --    $ --
                                      =====    ====    ====
   Capital contribution of LFM:
      Carrying value of assets
         (includes cash and
         invested cash)               $ 364    $ --    $ --
      Carrying value of liabilities     (84)     --      --
                                      -----    ----    ----
         Total capital contribution
            of LFM                    $ 280    $ --    $ --
                                      =====    ====    ====
   Reinsurance assumed from FPP:
      Carrying value of assets        $  63    $ --    $ --
      Carrying value of
         liabilities                    (63)     --      --
                                      -----    ----    ----
         Total reinsurance assumed
            from FPP                  $  --    $ --    $ --
                                      =====    ====    ====

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    ----------------------
                                    2009    2008     2007
                                    ----   -----   -------
Sale of subsidiaries/business
   Proceeds from sale of
      subsidiaries/business         $ 6    $  --   $    --
   Assets disposed (includes
      cash and invested
      cash)                          (5)      --        --
                                    ----   -----   -------
      Gain on sale of subsidiary/
         business                   $ 1    $  --   $    --
                                    ====   =====   =======
Reinsurance ceded to LNBAR:
   Carrying value of assets         $--    $ 360   $    --
   Carrying value of
      liabilities                    --     (360)       --
                                    ----   -----   -------
      Total reinsurance
         ceded to LNBAR             $--    $  --   $    --
                                    ====   =====   =======
Dividend of FPP:
   Carrying value of assets
      (includes cash and
      invested cash)                $--    $  --   $ 2,772
   Carrying value of
      liabilities                    --       --    (2,280)
                                    ----   -----   -------
      Total dividend of FPP         $--    $  --   $   492
                                    ====   =====   =======
Business combinations:
   Fair value of assets acquired
      (includes cash and
      invested cash)                $--    $  --   $    41
   Fair value of liabilities
      assumed                        --       --       (50)
                                    ----   -----   -------
      Total purchase price          $--    $  --   $    (9)
                                    ====   =====   =======

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009       2008
                                      ------    -------
Assets with affiliates:
   Corporate bonds(1)                 $  100    $  115
   Reinsurance on ceded
      reinsurance contracts(2)           279       152
   Cash management agreement
      investment(3)                      142       478
   Service agreement receivable(3)       (51)      (13)
Liabilities with affiliates:
   Reinsurance future contract
      benefits on ceded reinsurance
      contracts(4)                     2,414     4,688
   Inter-company short-term debt(5)       21         4
   Inter-company long-term debt(6)     1,675     1,841

                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 -----------------------
                                  2009     2008     2007
                                 -----    -----    -----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(7)   $(235)   $(222)   $(308)
   Net investment income on
      cash management
      agreement(8)                   1       11       28
   Fees for management of
      general account(8)           (68)     (65)     (62)
Benefits and expenses with
   affiliates:
   Reinsurance (recoveries)
      benefits on ceded
      reinsurance contracts(9)    (220)    (655)    (337)
   Service agreement
      payments(10)                  21       (2)      10
   Transfer pricing
      arrangement(10)              (32)     (32)     (38)
   Interest expense on
      inter-company debt(11)        90       83       82

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("Delaware") related to the wholesaling of Delaware's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware is responsible for the management of our general account investments. On January 4, 2010, we closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks

(including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $2.4 billion and $1.7 billion as of December 31, 2009 and 2008, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                               CONTRACT                      CONTRACT      GUARANTEE
                                                               PURCHASES                   REDEMPTIONS      CHARGES
                                                               DUE FROM                       DUE TO      PAYABLE TO
                                                              THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                             NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                               INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                      INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                   $12,294,963     $    --      $12,294,963     $   278         $  249     $12,294,436
AIM V.I. Core Equity                             16,280,594          98       16,280,692          --            319      16,280,373
AIM V.I. Diversified Income                         512,504          --          512,504          --             11         512,493
AIM V.I. International Growth                     6,036,582          --        6,036,582          61            124       6,036,397
ABVPSF Global Thematic Growth Class A             2,626,361       1,306        2,627,667          --             49       2,627,618
ABVPSF Growth and Income Class A                 12,159,387          --       12,159,387      21,972            233      12,137,182
ABVPSF International Value Class A                5,533,894       4,854        5,538,748          --             88       5,538,660
ABVPSF Large Cap Growth Class A                   1,982,416          25        1,982,441          --             43       1,982,398
ABVPSF Small/Mid Cap Value Class A               11,517,837          --       11,517,837       4,586            218      11,513,033
American Century VP Inflation Protection         15,242,571       5,417       15,247,988          --            258      15,247,730
American Funds Global Growth Class 2             14,149,317       6,112       14,155,429          --            234      14,155,195
American Funds Global Small
   Capitalization Class 2                        23,852,698          --       23,852,698         519            447      23,851,732
American Funds Growth Class 2                    95,947,706      17,045       95,964,751          --          1,804      95,962,947
American Funds Growth-Income Class 2             73,543,285       8,840       73,552,125          --          1,392      73,550,733
American Funds International Class 2             48,476,936      45,142       48,522,078          --            891      48,521,187
BlackRock Global Allocation V.I.                  2,312,081      44,123        2,356,204          --             40       2,356,164
Delaware VIP Diversified Income                  33,676,345       8,338       33,684,683          --            603      33,684,080
Delaware VIP Emerging Markets                    24,232,822      11,540       24,244,362          --            430      24,243,932
Delaware VIP High Yield                          18,030,462          --       18,030,462       2,889            340      18,027,233
Delaware VIP Limited-Term Diversified Income      2,297,483       5,071        2,302,554          --             38       2,302,516
Delaware VIP REIT                                17,175,467       3,804       17,179,271          --            337      17,178,934
Delaware VIP Small Cap Value                     29,318,530       2,982       29,321,512          --            578      29,320,934
Delaware VIP Trend                               16,167,323         961       16,168,284          --            321      16,167,963
Delaware VIP U.S. Growth                          1,194,133         164        1,194,297          --             23       1,194,274
Delaware VIP Value                               10,939,411          --       10,939,411         177            201      10,939,033
DWS VIP Alternative Asset Allocation
   Plus Class A                                     134,036       3,097          137,133          --              2         137,131
DWS VIP Equity 500 Index Class A                 37,724,596          --       37,724,596          63            751      37,723,782
DWS VIP Small Cap Index Class A                   9,427,478       2,271        9,429,749          --            189       9,429,560
Fidelity VIP Asset Manager                          677,497          --          677,497         543             15         676,939
Fidelity VIP Contrafund Service Class            47,399,568          --       47,399,568       3,205            868      47,395,495
Fidelity VIP Equity-Income                        2,883,259          --        2,883,259          --             64       2,883,195
Fidelity VIP Equity-Income Service Class          5,178,267         275        5,178,542          --            108       5,178,434
Fidelity VIP Growth Service Class                 5,636,533          --        5,636,533       4,657            116       5,631,760
Fidelity VIP Growth Opportunities
   Service Class                                  2,542,271          34        2,542,305          --             44       2,542,261
Fidelity VIP High Income Service Class            1,475,188         273        1,475,461          --             32       1,475,429
Fidelity VIP Investment Grade Bond                2,020,090          --        2,020,090          --             44       2,020,046
Fidelity VIP Mid Cap Service Class                9,225,304       9,103        9,234,407          --            152       9,234,255
Fidelity VIP Overseas Service Class               5,122,198         648        5,122,846          --             94       5,122,752
FTVIPT Franklin Income Securities                 6,461,573       5,410        6,466,983          --             98       6,466,885
FTVIPT Franklin Small-Mid Cap
   Growth Securities                              8,604,016       1,593        8,605,609          --            164       8,605,445
FTVIPT Mutual Shares Securities                   4,676,373      14,934        4,691,307          --             67       4,691,240
FTVIPT Templeton Foreign Securities               2,657,738          --        2,657,738         807             58       2,656,873
FTVIPT Templeton Foreign Securities Class 2       4,364,377          42        4,364,419          --             85       4,364,334
FTVIPT Templeton Global Asset Allocation          1,038,479          --        1,038,479          16             23       1,038,440
FTVIPT Templeton Global Bond Securities          11,675,094      27,749       11,702,843          --            196      11,702,647
FTVIPT Templeton Growth Securities                6,570,588          --        6,570,588      27,515            130       6,542,943
FTVIPT Templeton Growth Securities Class 2        1,774,332          82        1,774,414          --             37       1,774,377
Janus Aspen Series Balanced                      10,961,026         488       10,961,514          --            212      10,961,302

See accompanying notes.

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                               CONTRACT                      CONTRACT      GUARANTEE
                                                               PURCHASES                   REDEMPTIONS      CHARGES
                                                               DUE FROM                       DUE TO      PAYABLE TO
                                                              THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                             NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                               INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                      INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Service Shares      $ 8,292,218     $     --     $ 8,292,218      $1,167         $  175     $ 8,290,876
Janus Aspen Series Enterprise Service Shares      3,207,831           72       3,207,903          --             61       3,207,842
Janus Aspen Series Global Technology
   Service Shares                                 1,491,812          176       1,491,988          --             33       1,491,955
Janus Aspen Series Worldwide                      9,419,580          125       9,419,705          --            179       9,419,526
Janus Aspen Series Worldwide Service Shares       2,249,343           --       2,249,343         469             49       2,248,825
LVIP Baron Growth Opportunities                     583,330       13,043         596,373          --             12         596,361
LVIP Baron Growth Opportunities Service Class     5,719,617          918       5,720,535          --            102       5,720,433
LVIP Capital Growth                                 388,430          138         388,568          --              5         388,563
LVIP Cohen & Steers Global Real Estate            3,084,149        9,013       3,093,162          --             49       3,093,113
LVIP Columbia Value Opportunities                   225,929        3,596         229,525          --              3         229,522
LVIP Delaware Bond                               60,475,112       18,619      60,493,731          --          1,146      60,492,585
LVIP Delaware Foundation Aggressive Allocation    3,359,154           64       3,359,218          --             63       3,359,155
LVIP Delaware Growth and Income                   1,725,532          237       1,725,769          --             28       1,725,741
LVIP Delaware Social Awareness                    2,915,182           --       2,915,182       1,130             54       2,913,998
LVIP Delaware Special Opportunities                 564,923          361         565,284          --              9         565,275
LVIP Global Income                                  267,646        1,316         268,962          --              3         268,959
LVIP Janus Capital Appreciation                   5,388,958        1,673       5,390,631          --             99       5,390,532
LVIP Marsico International Growth                 1,567,898        1,773       1,569,671          --             25       1,569,646
LVIP MFS Value                                    2,390,958        1,394       2,392,352          --             35       2,392,317
LVIP Mid-Cap Value                                  895,623          189         895,812          --             12         895,800
LVIP Mondrian International Value                12,883,555        3,067      12,886,622          --            228      12,886,394
LVIP Money Market                                55,912,122      251,656      56,163,778          --          1,013      56,162,765
LVIP SSgA Bond Index                              1,546,902        1,188       1,548,090          --             26       1,548,064
LVIP SSgA Developed International 150               342,171           36         342,207          --              6         342,201
LVIP SSgA Emerging Markets 100                    3,992,430          333       3,992,763          --             68       3,992,695
LVIP SSgA International Index                       415,588          347         415,935          --              7         415,928
LVIP SSgA Large Cap 100                             363,662          453         364,115          --              6         364,109
LVIP SSgA S&P 500 Index                           6,589,485       20,196       6,609,681          --            116       6,609,565
LVIP SSgA Small-Cap Index                         2,014,917          580       2,015,497          --             33       2,015,464
LVIP SSgA Small-Mid Cap 200                         925,057        2,547         927,604          --             16         927,588
LVIP T. Rowe Price Growth Stock                   1,137,936          459       1,138,395          --             18       1,138,377
LVIP T. Rowe Price Structured Mid-Cap Growth      1,929,183           46       1,929,229          --             36       1,929,193
LVIP Templeton Growth                               714,252          585         714,837          --              9         714,828
LVIP Turner Mid-Cap Growth                          681,522          308         681,830          --             11         681,819
LVIP Wells Fargo Intrinsic Value                  4,606,270          520       4,606,790          --             76       4,606,714
LVIP Wilshire 2010 Profile                          257,482           --         257,482          --              6         257,476
LVIP Wilshire 2020 Profile                          666,011          440         666,451          --             12         666,439
LVIP Wilshire 2030 Profile                          975,396        1,016         976,412          --             15         976,397
LVIP Wilshire 2040 Profile                        2,956,346          426       2,956,772          --             51       2,956,721
LVIP Wilshire Aggressive Profile                  6,649,346        7,369       6,656,715          --            101       6,656,614
LVIP Wilshire Conservative Profile                5,207,287        1,307       5,208,594          --             81       5,208,513
LVIP Wilshire Moderate Profile                   35,719,489       11,995      35,731,484          --            562      35,730,922
LVIP Wilshire Moderately Aggressive Profile      29,369,632       49,848      29,419,480          --            454      29,419,026
M Fund Brandes International Equity               2,133,625           54       2,133,679          --             33       2,133,646
M Fund Business Opportunity Value                 1,319,449           63       1,319,512          --             20       1,319,492
M Fund Frontier Capital Appreciation                856,616           63         856,679          --             13         856,666
M Fund M Large Cap Growth                         1,566,604           63       1,566,667          --             24       1,566,643
MFS VIT Core Equity                                 747,601           83         747,684          --             16         747,668
MFS VIT Growth                                   10,065,890           --      10,065,890       4,352            194      10,061,344
MFS VIT Total Return                             24,604,445           --      24,604,445      32,682            489      24,571,274
MFS VIT Utilities                                23,071,323        9,571      23,080,894          --            450      23,080,444

See accompanying notes.

                                                                                                           MORTALITY &
                                                                                                            EXPENSE
                                                               CONTRACT                      CONTRACT      GUARANTEE
                                                               PURCHASES                   REDEMPTIONS      CHARGES
                                                               DUE FROM                      DUE TO        PAYABLE TO
                                                              THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                             NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                               INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                      INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth                           $14,464,943      $   --      $14,464,943       $388           $292      $14,464,263
NB AMT Partners                                   2,004,690          11        2,004,701         --             42        2,004,659
NB AMT Regency                                    5,456,258       1,139        5,457,397         --            103        5,457,294
PIMCO VIT Commodity Real Return
   Administrative Class                           1,200,727       4,732        1,205,459         --             17        1,205,442
Premier VIT OPCAP Managed                           432,016          --          432,016         --             10          432,006
Putnam VT Global Health Care Class IB             2,008,824          --        2,008,824         --             37        2,008,787
Putnam VT Growth & Income Class IB                  985,378          67          985,445         --             21          985,424

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

                                                      DIVIDENDS
                                                        FROM       MORTALITY AND         NET
                                                     INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                             INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                        $   72,694     $ (89,957)       $  (17,263)
AIM V.I. Core Equity                                    271,841      (116,918)          154,923
AIM V.I. Diversified Income                              50,129        (3,893)           46,236
AIM V.I. International Growth                            82,981       (43,563)           39,418
ABVPSF Global Thematic Growth Class A                        --       (13,445)          (13,445)
ABVPSF Growth and Income Class A                        444,897       (74,474)          370,423
ABVPSF International Value Class A                       64,691       (25,822)           38,869
ABVPSF Large Cap Growth Class A                           2,631       (13,426)          (10,795)
ABVPSF Small/Mid Cap Value Class A                      105,075       (66,007)           39,068
American Century VP Inflation Protection                259,796       (76,157)          183,639
American Funds Global Growth Class 2                    166,364       (69,989)           96,375
American Funds Global Small Capitalization Class 2       53,871      (141,425)          (87,554)
American Funds Growth Class 2                           540,123      (573,083)          (32,960)
American Funds Growth-Income Class 2                  1,026,010      (445,902)          580,108
American Funds International Class 2                    630,909      (282,822)          348,087
BlackRock Global Allocation V.I.                         26,385        (2,813)           23,572
Delaware VIP Diversified Income                         895,628      (120,092)          775,536
Delaware VIP Emerging Markets                           259,561      (137,425)          122,136
Delaware VIP High Yield                                 957,469      (101,305)          856,164
Delaware VIP Limited-Term Diversified Income             58,242       (10,060)           48,182
Delaware VIP REIT                                       647,464       (97,812)          549,652
Delaware VIP Small Cap Value                            248,420      (182,746)           65,674
Delaware VIP Trend                                           --      (100,876)         (100,876)
Delaware VIP U.S. Growth                                  2,007        (6,265)           (4,258)
Delaware VIP Value                                      294,249       (65,013)          229,236
DWS VIP Alternative Asset Allocation Plus Class A            --          (224)             (224)
DWS VIP Equity 500 Index Class A                        931,055      (246,323)          684,732
DWS VIP Small Cap Index Class A                         145,515       (59,967)           85,548
Fidelity VIP Asset Manager                               14,723        (5,345)            9,378
Fidelity VIP Contrafund Service Class                   531,242      (275,577)          255,665
Fidelity VIP Equity-Income                               57,708       (21,039)           36,669
Fidelity VIP Equity-Income Service Class                 99,653       (34,443)           65,210
Fidelity VIP Growth Service Class                        16,826       (38,117)          (21,291)
Fidelity VIP Growth Opportunities Service Class           8,264       (16,405)           (8,141)
Fidelity VIP High Income Service Class                  105,537       (10,977)           94,560
Fidelity VIP Investment Grade Bond                      180,501       (15,946)          164,555
Fidelity VIP Mid Cap Service Class                       45,643       (42,937)            2,706
Fidelity VIP Overseas Service Class                      91,625       (28,643)           62,982
FTVIPT Franklin Income Securities                       427,864       (28,792)          399,072
FTVIPT Franklin Small-Mid Cap Growth Securities              --       (50,235)          (50,235)
FTVIPT Mutual Shares Securities                          79,414       (19,288)           60,126
FTVIPT Templeton Foreign Securities                      91,436       (19,487)           71,949
FTVIPT Templeton Foreign Securities Class 2             157,362       (35,184)          122,178
FTVIPT Templeton Global Asset Allocation                 83,206        (7,107)           76,099
FTVIPT Templeton Global Bond Securities               1,363,206       (57,652)        1,305,554
FTVIPT Templeton Growth Securities                      214,230       (42,342)          171,888
FTVIPT Templeton Growth Securities Class 2               49,898       (12,953)           36,945
Janus Aspen Series Balanced                             315,492       (81,932)          233,560
Janus Aspen Series Balanced Service Shares              200,802       (53,207)          147,595
Janus Aspen Series Enterprise Service Shares                 --       (23,222)          (23,222)
Janus Aspen Series Global Technology Service Shares          --       (10,599)          (10,599)
Janus Aspen Series Worldwide                            118,637       (63,932)           54,705
Janus Aspen Series Worldwide Service Shares              24,861       (15,361)            9,500
LVIP Baron Growth Opportunities                              --        (3,248)           (3,248)
LVIP Baron Growth Opportunities Service Class                --       (33,095)          (33,095)


See accompanying notes.

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)     GAIN ON       GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                           ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                         $(1,945,085)      $    --     $(1,945,085)     $ 4,093,532      $ 2,131,184
AIM V.I. Core Equity                                     (841,603)           --        (841,603)       4,375,716        3,689,036
AIM V.I. Diversified Income                               (60,344)           --         (60,344)          60,711           46,603
AIM V.I. International Growth                             147,072            --         147,072        1,434,764        1,621,254
ABVPSF Global Thematic Growth Class A                     (64,509)           --         (64,509)         894,741          816,787
ABVPSF Growth and Income Class A                       (1,170,809)           --      (1,170,809)       2,752,079        1,951,693
ABVPSF International Value Class A                       (381,865)           --        (381,865)       1,751,864        1,408,868
ABVPSF Large Cap Growth Class A                           (62,627)           --         (62,627)         642,024          568,602
ABVPSF Small/Mid Cap Value Class A                       (858,621)      410,047        (448,574)       3,949,313        3,539,807
American Century VP Inflation Protection                    6,322            --           6,322          888,456        1,078,417
American Funds Global Growth Class 2                     (707,204)           --        (707,204)       4,588,893        3,978,064
American Funds Global Small Capitalization Class 2     (1,202,732)           --      (1,202,732)      11,025,846        9,735,560
American Funds Growth Class 2                          (5,331,682)           --      (5,331,682)      32,376,733       27,012,091
American Funds Growth-Income Class 2                   (3,961,510)           --      (3,961,510)      20,615,934       17,234,532
American Funds International Class 2                   (1,992,396)      218,533      (1,773,863)      16,333,472       14,907,696
BlackRock Global Allocation V.I.                            3,718            --           3,718           32,802           60,092
Delaware VIP Diversified Income                            82,316            --          82,316        3,182,654        4,040,506
Delaware VIP Emerging Markets                            (339,291)      808,799         469,508       11,567,551       12,159,195
Delaware VIP High Yield                                  (335,917)           --        (335,917)       5,006,450        5,526,697
Delaware VIP Limited-Term Diversified Income               32,798            --          32,798           95,316          176,296
Delaware VIP REIT                                      (4,418,107)           --      (4,418,107)       7,086,294        3,217,839
Delaware VIP Small Cap Value                           (3,195,445)           --      (3,195,445)       9,930,680        6,800,909
Delaware VIP Trend                                     (1,452,121)           --      (1,452,121)       7,496,919        5,943,922
Delaware VIP U.S. Growth                                  (25,872)           --         (25,872)         366,815          336,685
Delaware VIP Value                                     (1,222,747)           --      (1,222,747)       2,557,090        1,563,579
DWS VIP Alternative Asset Allocation Plus Class A             119            --             119            6,615            6,510
DWS VIP Equity 500 Index Class A                       (2,352,336)           --      (2,352,336)       9,253,395        7,585,791
DWS VIP Small Cap Index Class A                          (818,432)      545,749        (272,683)       2,132,877        1,945,742
Fidelity VIP Asset Manager                                (64,609)        1,021         (63,588)         218,983          164,773
Fidelity VIP Contrafund Service Class                  (4,486,305)       11,433      (4,474,872)      16,699,175       12,479,968
Fidelity VIP Equity-Income                               (314,849)           --        (314,849)         993,299          715,119
Fidelity VIP Equity-Income Service Class                 (686,660)           --        (686,660)       1,845,304        1,223,854
Fidelity VIP Growth Service Class                        (754,989)        4,422        (750,567)       2,003,335        1,231,477
Fidelity VIP Growth Opportunities Service Class          (412,154)           --        (412,154)       1,249,009          828,714
Fidelity VIP High Income Service Class                    (85,835)           --         (85,835)         468,473          477,198
Fidelity VIP Investment Grade Bond                        (32,609)        7,943         (24,666)         128,867          268,756
Fidelity VIP Mid Cap Service Class                       (664,916)       40,563        (624,353)       2,979,891        2,358,244
Fidelity VIP Overseas Service Class                      (451,462)       13,756        (437,706)       1,436,211        1,061,487
FTVIPT Franklin Income Securities                        (319,055)           --        (319,055)       1,579,052        1,659,069
FTVIPT Franklin Small-Mid Cap Growth Securities          (506,430)           --        (506,430)       3,200,956        2,644,291
FTVIPT Mutual Shares Securities                          (170,465)           --        (170,465)         964,336          853,997
FTVIPT Templeton Foreign Securities                      (201,804)      102,298         (99,506)         800,354          772,797
FTVIPT Templeton Foreign Securities Class 2              (373,252)      194,130        (179,122)       1,438,310        1,381,366
FTVIPT Templeton Global Asset Allocation                  (81,325)       12,920         (68,405)         179,560          187,254
FTVIPT Templeton Global Bond Securities                   109,541            --         109,541          219,893        1,634,988
FTVIPT Templeton Growth Securities                       (622,889)           --        (622,889)       2,046,852        1,595,851
FTVIPT Templeton Growth Securities Class 2               (488,622)           --        (488,622)         809,416          357,739
Janus Aspen Series Balanced                                43,071       405,659         448,730        1,669,384        2,351,674
Janus Aspen Series Balanced Service Shares                (26,570)      265,680         239,110        1,205,280        1,591,985
Janus Aspen Series Enterprise Service Shares             (657,380)           --        (657,380)       1,808,216        1,127,614
Janus Aspen Series Global Technology Service Shares        (9,124)           --          (9,124)         601,176          581,453
Janus Aspen Series Worldwide                           (1,418,629)           --      (1,418,629)       4,045,911        2,681,987
Janus Aspen Series Worldwide Service Shares               (59,520)           --         (59,520)         669,554          619,534
LVIP Baron Growth Opportunities                           (23,654)           --         (23,654)         184,341          157,439
LVIP Baron Growth Opportunities Service Class            (432,668)           --        (432,668)       2,019,296        1,553,533


                                                      DIVIDENDS
                                                        FROM       MORTALITY AND         NET
                                                     INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                             INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------------------------------------------
LVIP Capital Growth                                  $    1,129      $  (1,333)       $     (204)
LVIP Cohen & Steers Global Real Estate                       --        (12,286)          (12,286)
LVIP Columbia Value Opportunities                         1,172         (1,068)              104
LVIP Delaware Bond                                    2,423,129       (382,031)        2,041,098
LVIP Delaware Foundation Aggressive Allocation           50,505        (20,952)           29,553
LVIP Delaware Growth and Income                          16,451         (8,680)            7,771
LVIP Delaware Social Awareness                           17,828        (17,814)               14
LVIP Delaware Special Opportunities                       4,466         (2,642)            1,824
LVIP Global Income                                        3,226           (285)            2,941
LVIP Janus Capital Appreciation                          38,997        (34,738)            4,259
LVIP Marsico International Growth                        11,901         (6,943)            4,958
LVIP MFS Value                                           27,860         (9,979)           17,881
LVIP Mid-Cap Value                                        3,698         (3,291)              407
LVIP Mondrian International Value                       376,911        (76,978)          299,933
LVIP Money Market                                       189,923       (431,486)         (241,563)
LVIP SSgA Bond Index                                     22,777         (5,072)           17,705
LVIP SSgA Developed International 150                     3,083           (657)            2,426
LVIP SSgA Emerging Markets 100                           38,799         (7,722)           31,077
LVIP SSgA International Index                             5,113         (1,384)            3,729
LVIP SSgA Large Cap 100                                   3,770           (605)            3,165
LVIP SSgA S&P 500 Index                                  79,622        (36,812)           42,810
LVIP SSgA Small-Cap Index                                12,363         (9,000)            3,363
LVIP SSgA Small-Mid Cap 200                               9,992         (2,952)            7,040
LVIP T. Rowe Price Growth Stock                              --         (4,918)           (4,918)
LVIP T. Rowe Price Structured Mid-Cap Growth              1,461         (9,104)           (7,643)
LVIP Templeton Growth                                    11,621         (2,534)            9,087
LVIP Turner Mid-Cap Growth                                   --         (2,959)           (2,959)
LVIP Wells Fargo Intrinsic Value                         49,124        (28,471)           20,653
LVIP Wilshire 2010 Profile                                3,300         (1,187)            2,113
LVIP Wilshire 2020 Profile                               11,010         (3,422)            7,588
LVIP Wilshire 2030 Profile                               14,158         (4,454)            9,704
LVIP Wilshire 2040 Profile                               30,979        (11,707)           19,272
LVIP Wilshire Aggressive Profile                        343,742        (28,289)          315,453
LVIP Wilshire Conservative Profile                      185,059        (21,855)          163,204
LVIP Wilshire Moderate Profile                        1,253,051       (156,902)        1,096,149
LVIP Wilshire Moderately Aggressive Profile           1,065,022       (130,151)          934,871
M Fund Brandes International Equity                      46,546        (10,672)           35,874
M Fund Business Opportunity Value                        11,224         (6,694)            4,530
M Fund Frontier Capital Appreciation                        327         (4,313)           (3,986)
M Fund M Large Cap Growth                                10,520         (8,411)            2,109
MFS VIT Core Equity                                      10,296         (4,664)            5,632
MFS VIT Growth                                           26,470        (64,593)          (38,123)
MFS VIT Total Return                                    817,816       (168,011)          649,805
MFS VIT Utilities                                     1,010,884       (145,674)          865,210
NB AMT Mid-Cap Growth                                        --        (95,083)          (95,083)
NB AMT Partners                                          44,784        (13,245)           31,539
NB AMT Regency                                           82,187        (32,922)           49,265
PIMCO VIT Commodity Real Return Administrative
   Class                                                 37,402         (1,526)           35,876
Premier VIT OPCAP Managed                                 9,760         (3,225)            6,535
Putnam VT Global Health Care Class IB                        --        (13,880)          (13,880)
Putnam VT Growth & Income Class IB                       47,327         (8,345)           38,982

See accompanying notes.

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)     GAIN ON      GAIN (LOSS)      DEPRECIATION      RESULTING
SUBACCOUNT                                           ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth                                   $     1,707       $     --    $     1,707      $   103,252      $   104,755
LVIP Cohen & Steers Global Real Estate                    (73,943)            --        (73,943)         951,644          865,415
LVIP Columbia Value Opportunities                         (14,147)            --        (14,147)          60,719           46,676
LVIP Delaware Bond                                        (42,825)            --        (42,825)       6,775,099        8,773,372
LVIP Delaware Foundation Aggressive Allocation           (218,015)            --       (218,015)       1,137,666          949,204
LVIP Delaware Growth and Income                          (277,743)            --       (277,743)         552,145          282,173
LVIP Delaware Social Awareness                           (221,221)       130,985        (90,236)         756,661          666,439
LVIP Delaware Special Opportunities                       (61,561)        13,125        (48,436)         146,421           99,809
LVIP Global Income                                            698             --            698            1,948            5,587
LVIP Janus Capital Appreciation                          (535,180)            --       (535,180)       2,068,619        1,537,698
LVIP Marsico International Growth                        (131,868)            --       (131,868)         472,907          345,997
LVIP MFS Value                                            (68,666)            --        (68,666)         441,917          391,132
LVIP Mid-Cap Value                                        (49,539)            --        (49,539)         273,267          224,135
LVIP Mondrian International Value                      (1,933,837)        85,228     (1,848,609)       3,410,527        1,861,851
LVIP Money Market                                              --            675            675               (1)        (240,889)
LVIP SSgA Bond Index                                       16,149             --         16,149            6,064           39,918
LVIP SSgA Developed International 150                       4,591             --          4,591           30,629           37,646
LVIP SSgA Emerging Markets 100                             29,961             --         29,961          382,607          443,645
LVIP SSgA International Index                              (1,114)            --         (1,114)          63,869           66,484
LVIP SSgA Large Cap 100                                     1,666             --          1,666           37,291           42,122
LVIP SSgA S&P 500 Index                                  (639,728)            --       (639,728)       1,856,212        1,259,294
LVIP SSgA Small-Cap Index                                   4,411          3,491          7,902          436,425          447,690
LVIP SSgA Small-Mid Cap 200                                70,386             --         70,386          250,953          328,379
LVIP T. Rowe Price Growth Stock                           (34,323)            --        (34,323)         347,374          308,133
LVIP T. Rowe Price Structured Mid-Cap Growth             (148,142)            --       (148,142)         632,722          476,937
LVIP Templeton Growth                                     (28,503)           249        (28,254)         169,702          150,535
LVIP Turner Mid-Cap Growth                                (26,405)            --        (26,405)         226,444          197,080
LVIP Wells Fargo Intrinsic Value                       (1,116,680)            --     (1,116,680)       1,991,174          895,147
LVIP Wilshire 2010 Profile                                   (636)         1,697          1,061           38,246           41,420
LVIP Wilshire 2020 Profile                                 (7,555)         8,205            650          125,577          133,815
LVIP Wilshire 2030 Profile                                (10,538)         9,285         (1,253)         195,439          203,890
LVIP Wilshire 2040 Profile                                 42,075         27,730         69,805          516,292          605,369
LVIP Wilshire Aggressive Profile                         (282,195)       269,454        (12,741)       1,086,001        1,388,713
LVIP Wilshire Conservative Profile                       (132,741)        35,706        (97,035)         779,997          846,166
LVIP Wilshire Moderate Profile                           (393,052)       511,116        118,064        5,800,920        7,015,133
LVIP Wilshire Moderately Aggressive Profile              (766,858)       602,196       (164,662)       5,127,634        5,897,843
M Fund Brandes International Equity                      (251,627)            --       (251,627)         675,037          459,284
M Fund Business Opportunity Value                        (156,270)            --       (156,270)         442,195          290,455
M Fund Frontier Capital Appreciation                      (50,540)            --        (50,540)         350,699          296,173
M Fund M Large Cap Growth                                (183,535)            --       (183,535)         683,273          501,847
MFS VIT Core Equity                                       (22,960)            --        (22,960)         192,831          175,503
MFS VIT Growth                                           (499,530)            --       (499,530)       3,277,120        2,739,467
MFS VIT Total Return                                   (1,074,717)            --     (1,074,717)       4,125,280        3,700,368
MFS VIT Utilities                                      (1,120,049)            --     (1,120,049)       6,155,157        5,900,318
NB AMT Mid-Cap Growth                                    (193,522)            --       (193,522)       3,793,179        3,504,574
NB AMT Partners                                          (456,782)       198,937       (257,845)         931,638          705,332
NB AMT Regency                                           (602,241)        69,330       (532,911)       2,300,766        1,817,120
PIMCO VIT Commodity Real Return Administrative
   Class                                                    4,882         90,245         95,127          (25,515)         105,488
Premier VIT OPCAP Managed                                 (53,208)            --        (53,208)         131,024           84,351
Putnam VT Global Health Care Class IB                    (120,010)       223,697        103,687          331,403          421,210
Putnam VT Growth & Income Class IB                       (820,515)            --       (820,515)       1,001,244          219,711

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2009



                                                   AIM V.I.                    AIM V.I.      AIM V.I.
                                                   CAPITAL     AIM V.I. CORE  DIVERSIFIED  INTERNATIONAL
                                                 APPRECIATION      EQUITY       INCOME        GROWTH
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $21,596,168    $24,067,209    $ 707,450    $10,792,000
Changes From Operations:
   - Net investment income (loss)                   (134,636)       281,580       48,037        (20,439)
   - Net realized gain (loss) on investments        (250,652)       (77,548)     (32,485)       689,044
   - Net change in unrealized appreciation or
     depreciation on investments                  (8,743,932)    (7,296,322)    (118,175)    (4,731,895)
                                                 -----------    -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (9,129,220)    (7,092,290)    (102,623)    (4,063,290)
Change From Unit Transactions:
   - Contract purchases                            1,725,255      1,778,535       43,625        620,823
   - Contract withdrawals                         (2,163,315)    (2,416,767)    (100,110)      (714,466)
   - Contract transfers                               16,368     (1,109,140)     (47,834)      (961,370)
                                                 -----------    -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (421,692)    (1,747,372)    (104,319)    (1,055,013)
                                                 -----------    -----------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (9,550,912)    (8,839,662)    (206,942)    (5,118,303)
                                                 -----------    -----------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2008                   12,045,256     15,227,547      500,508      5,673,697
Changes From Operations:
   - Net investment income (loss)                    (17,263)       154,923       46,236         39,418
   - Net realized gain (loss) on investments      (1,945,085)      (841,603)     (60,344)       147,072
   - Net change in unrealized appreciation or
     depreciation on investments                   4,093,532      4,375,716       60,711      1,434,764
                                                 -----------    -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 2,131,184      3,689,036       46,603      1,621,254
Change From Unit Transactions:
   - Contract purchases                            1,442,276      1,550,499       39,924        520,874
   - Contract withdrawals                         (2,393,967)    (2,833,388)    (108,849)      (836,013)
   - Contract transfers                             (930,313)    (1,353,321)      34,307       (943,415)
                                                 -----------    -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (1,882,004)    (2,636,210)     (34,618)    (1,258,554)
                                                 -----------    -----------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              249,180      1,052,826       11,985        362,700
                                                 -----------    -----------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2009                  $12,294,436    $16,280,373    $ 512,493    $ 6,036,397
                                                 ===========    ===========    =========    ===========

See accompanying notes.



                                                  ABVPSF GLOBAL   ABVPSF GROWTH     ABVPSF      ABVPSF LARGE     ABVPSF
                                                 THEMATIC GROWTH   AND INCOME    INTERNATIONAL   CAP GROWTH   SMALL/MID CAP
                                                     CLASS A         CLASS A     VALUE CLASS A     CLASS A    VALUE CLASS A
                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $ 2,522,503     $16,979,485    $ 4,849,818   $ 2,566,420    $12,056,607
Changes From Operations:
   - Net investment income (loss)                      (13,089)        181,707         22,627       (15,426)         3,774
   - Net realized gain (loss) on investments            12,675       2,059,017        (74,555)       54,734        959,597
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,138,774)     (9,156,892)    (3,037,276)   (1,016,873)    (5,587,502)
                                                   -----------     -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,139,188)     (6,916,168)    (3,089,204)     (977,565)    (4,624,131)
Change From Unit Transactions:
   - Contract purchases                                253,677       1,483,340      1,414,178       218,956      1,514,130
   - Contract withdrawals                             (161,652)     (1,213,485)      (476,149)     (174,082)      (988,609)
   - Contract transfers                               (157,499)        (79,693)       985,984      (129,611)       766,821
                                                   -----------     -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (65,474)        190,162      1,924,013       (84,737)     1,292,342
                                                   -----------     -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,204,662)     (6,726,006)    (1,165,191)   (1,062,302)    (3,331,789)
                                                   -----------     -----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                      1,317,841      10,253,479      3,684,627     1,504,118      8,724,818
Changes From Operations:
   - Net investment income (loss)                      (13,445)        370,423         38,869       (10,795)        39,068
   - Net realized gain (loss) on investments           (64,509)     (1,170,809)      (381,865)      (62,627)      (448,574)
   - Net change in unrealized appreciation or
     depreciation on investments                       894,741       2,752,079      1,751,864       642,024      3,949,313
                                                   -----------     -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     816,787       1,951,693      1,408,868       568,602      3,539,807
Change From Unit Transactions:
   - Contract purchases                                290,742       1,194,537        847,192       165,495      1,166,240
   - Contract withdrawals                             (205,904)     (1,060,467)      (426,742)     (176,468)    (1,093,442)
   - Contract transfers                                408,152        (202,060)        24,715       (79,349)      (824,390)
                                                   -----------     -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              492,990         (67,990)       445,165       (90,322)      (751,592)
                                                   -----------     -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,309,777       1,883,703      1,854,033       478,280      2,788,215
                                                   -----------     -----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                    $ 2,627,618     $12,137,182    $ 5,538,660   $ 1,982,398    $11,513,033
                                                   ===========     ===========    ===========   ===========    ===========

                                                                                 AMERICAN
                                                   AMERICAN      AMERICAN          FUNDS       AMERICAN
                                                    CENTURY        FUNDS       GLOBAL SMALL      FUNDS
                                                 VP INFLATION  GLOBAL GROWTH  CAPITALIZATION    GROWTH
                                                  PROTECTION      CLASS 2         CLASS 2       CLASS 2
                                                  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 7,341,972    $12,470,814    $ 31,838,941   $119,671,398
Changes From Operations:
   - Net investment income (loss)                    372,018        161,630        (172,235)       141,794
   - Net realized gain (loss) on investments        (139,722)       867,384       3,585,299     11,886,507
   - Net change in unrealized appreciation or
     depreciation on investments                    (529,616)    (6,698,757)    (19,532,688)   (66,240,550)
                                                 -----------    -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (297,320)    (5,669,743)    (16,119,624)   (54,212,249)
Change From Unit Transactions:
   - Contract purchases                            1,352,293      2,028,708       2,824,764     11,822,604
   - Contract withdrawals                           (823,373)    (1,031,510)     (2,257,142)    (9,553,610)
   - Contract transfers                              602,321      1,884,744      (2,344,992)     5,097,552
                                                 -----------    -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,131,241      2,881,942      (1,777,370)     7,366,546
                                                 -----------    -----------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              833,921     (2,787,801     (17,896,994)   (46,845,703)
                                                 -----------    -----------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    8,175,893      9,683,013      13,941,947     72,825,695
Changes From Operations:
   - Net investment income (loss)                    183,639         96,375         (87,554)       (32,960)
   - Net realized gain (loss) on investments           6,322       (707,204)     (1,202,732)    (5,331,682)
   - Net change in unrealized appreciation or
     depreciation on investments                     888,456      4,588,893      11,025,846     32,376,733
                                                 -----------    -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,078,417      3,978,064       9,735,560     27,012,091
Change From Unit Transactions:
   - Contract purchases                            1,520,235      2,999,217       3,737,452     11,150,217
   - Contract withdrawals                         (1,532,902)    (1,148,220)     (2,460,058)    (9,364,499)
   - Contract transfers                            6,006,087     (1,356,879)     (1,103,169)    (5,660,557)
                                                 -----------    -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          5,993,420        494,118         174,225     (3,874,839)
                                                 -----------    -----------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            7,071,837      4,472,182       9,909,785     23,137,252
                                                 -----------    -----------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2009                  $15,247,730    $14,155,195    $ 23,851,732   $ 95,962,947
                                                 ===========    ===========    ============   ============

                                                    AMERICAN      AMERICAN                        DELAWARE
                                                 FUNDS GROWTH-      FUNDS         BLACKROCK          VIP
                                                     INCOME     INTERNATIONAL      GLOBAL        DIVERSIFIED
                                                    CLASS 2        CLASS 2     ALLOCATION V.I.     INCOME
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 91,102,111   $ 57,707,080    $       --     $ 12,358,079
Changes From Operations:
   - Net investment income (loss)                      839,766        617,140            --          443,690
   - Net realized gain (loss) on investments         5,061,450      6,430,075            --           76,184
   - Net change in unrealized appreciation or
     depreciation on investments                   (41,600,968)   (32,342,765)           --       (1,386,508)
                                                  ------------   ------------    ----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (35,699,752)   (25,295,550)           --         (866,634)
Change From Unit Transactions:
   - Contract purchases                              8,746,548      6,166,268            --        2,188,483
   - Contract withdrawals                           (6,485,900)    (3,772,650)           --       (1,190,937)
   - Contract transfers                              1,730,627        108,284            --          473,671
                                                  ------------   ------------    ----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            3,991,275      2,501,902            --        1,471,217
                                                  ------------   ------------    ----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (31,708,477)   (22,793,648)           --          604,583
                                                  ------------   ------------    ----------     ------------
NET ASSETS AT DECEMBER 31, 2008                     59,393,634     34,913,432            --       12,962,662
Changes From Operations:
   - Net investment income (loss)                      580,108        348,087        23,572          775,536
   - Net realized gain (loss) on investments        (3,961,510)    (1,773,863)        3,718           82,316
   - Net change in unrealized appreciation or
     depreciation on investments                    20,615,934     16,333,472        32,802        3,182,654
                                                  ------------   ------------    ----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  17,234,532     14,907,696        60,092        4,040,506
Change From Unit Transactions:
   - Contract purchases                              9,012,465      6,424,222       590,757        2,021,274
   - Contract withdrawals                           (7,044,106)    (4,235,881)      (84,140)      (1,982,897)
   - Contract transfers                             (5,045,792)    (3,488,282)    1,789,455       16,642,535
                                                  ------------   ------------    ----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (3,077,433)    (1,299,941)    2,296,072       16,680,912
                                                  ------------   ------------    ----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             14,157,099     13,607,755     2,356,164       20,721,418
                                                  ------------   ------------    ----------     ------------
NET ASSETS AT DECEMBER 31, 2009                   $ 73,550,733   $ 48,521,187    $2,356,164     $ 33,684,080
                                                  ============   ============    ==========     ============

See accompanying notes.

                                                   DELAWARE                 DELAWARE VIP
                                                     VIP         DELAWARE   LIMITED-TERM
                                                   EMERGING        VIP      DIVERSIFIED     DELAWARE
                                                   MARKETS      HIGH YIELD     INCOME       VIP REIT
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 27,909,618  $14,413,211   $  224,789   $ 23,556,721
Changes From Operations:
   - Net investment income (loss)                     206,593    1,024,281       28,414        353,067
   - Net realized gain (loss) on investments        3,990,268     (454,199)      (8,992)     5,181,058
   - Net change in unrealized appreciation or
     depreciation on investments                  (17,819,414)  (4,007,050)     (29,517)   (14,329,692)
                                                 ------------  -----------   ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (13,622,553)  (3,436,968)     (10,095)    (8,795,567)
Change From Unit Transactions:
   - Contract purchases                             2,397,343    1,722,496      358,925      2,398,135
   - Contract withdrawals                          (1,837,397)  (1,151,528)    (134,949)    (2,549,950)
   - Contract transfers                            (1,824,967)  (1,407,156)     589,218        509,943
                                                 ------------  -----------   ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,265,021)    (836,188)     813,194        358,128
                                                 ------------  -----------   ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (14,887,574)  (4,273,156)     803,099     (8,437,439)
                                                 ------------  -----------   ----------   ------------
NET ASSETS AT DECEMBER 31, 2008                    13,022,044   10,140,055    1,027,888     15,119,282
Changes From Operations:
   - Net investment income (loss)                     122,136      856,164       48,182        549,652
   - Net realized gain (loss) on investments          469,508     (335,917)      32,798     (4,418,107)
   - Net change in unrealized appreciation or
     depreciation on investments                   11,567,551    5,006,450       95,316      7,086,294
                                                 ------------  -----------   ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 12,159,195    5,526,697      176,296      3,217,839
Change From Unit Transactions:
   - Contract purchases                             2,477,099    1,444,115      431,363      1,625,660
   - Contract withdrawals                          (2,221,083)  (1,259,469)    (225,567)    (1,572,059)
   - Contract transfers                            (1,193,323)   2,175,835      892,536     (1,211,788)
                                                 ------------  -----------   ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (937,307)   2,360,481    1,098,332     (1,158,187)
                                                 ------------  -----------   ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            11,221,888    7,887,178    1,274,628      2,059,652
                                                 ------------  -----------   ----------   ------------
NET ASSETS AT DECEMBER 31, 2009                  $ 24,243,932  $18,027,233   $2,302,516   $ 17,178,934
                                                 ============  ===========   ==========   ============
                                                                                                          DWS VIP
                                                   DELAWARE                  DELAWARE                   ALTERNATIVE
                                                   VIP SMALL     DELAWARE     VIP U.S.     DELAWARE   ASSET ALLOCATION
                                                   CAP VALUE    VIP TREND      GROWTH      VIP VALUE    PLUS CLASS A
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 39,581,908  $ 22,380,539  $  945,719  $15,121,334      $     --
Changes From Operations:
   - Net investment income (loss)                       6,743      (135,002)     (5,784)     274,334            --
   - Net realized gain (loss) on investments        1,989,841     3,421,813       8,939      510,592            --
   - Net change in unrealized appreciation or
     depreciation on investments                  (13,621,590)  (13,670,871)   (456,527)  (5,869,934)           --
                                                 ------------  ------------  ----------  -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (11,625,006)  (10,384,060)   (453,372)  (5,085,008)           --
Change From Unit Transactions:
   - Contract purchases                             3,996,447     1,974,784     245,764    1,838,499            --
   - Contract withdrawals                          (3,412,372)   (1,940,385)    (99,943)  (1,152,687)           --
   - Contract transfers                            (1,643,845)      (42,777)     18,055   (1,139,666)           --
                                                 ------------  ------------  ----------  -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,059,770)       (8,378)    163,876     (453,854)           --
                                                 ------------  ------------  ----------  -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (12,684,776)  (10,392,438)   (289,496)  (5,538,862            --
                                                 ------------  ------------  ----------  -----------      --------
NET ASSETS AT DECEMBER 31, 2008                    26,897,132    11,988,101     656,223    9,582,472            --
Changes From Operations:
   - Net investment income (loss)                      65,674      (100,876)     (4,258)     229,236          (224)
   - Net realized gain (loss) on investments       (3,195,445)   (1,452,121)    (25,872)  (1,222,747)          119
   - Net change in unrealized appreciation or
     depreciation on investments                    9,930,680     7,496,919     366,815    2,557,090         6,615
                                                 ------------  ------------  ----------  -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  6,800,909     5,943,922     336,685    1,563,579         6,510
Change From Unit Transactions:
   - Contract purchases                             2,831,648     1,585,953     137,828    1,414,227        19,568
   - Contract withdrawals                          (2,943,775)   (2,147,461)    (99,954)  (1,050,514)       (3,658)
   - Contract transfers                            (4,264,980)   (1,202,552)    163,492     (570,731)      114,711
                                                 ------------  ------------  ----------  -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,377,107)   (1,764,060)    201,366     (207,018)      130,621
                                                 ------------  ------------  ----------  -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,423,802     4,179,862     538,051    1,356,561       137,131
                                                 ------------  ------------  ----------  -----------      --------
NET ASSETS AT DECEMBER 31, 2009                  $ 29,320,934  $ 16,167,963  $1,194,274  $10,939,033      $137,131
                                                 ============  ============  ==========  ===========      ========

                                                    DWS VIP      DWS VIP
                                                  EQUITY 500    SMALL CAP   FIDELITY VIP   FIDELITY VIP
                                                     INDEX        INDEX        ASSET        CONTRAFUND
                                                    CLASS A      CLASS A      MANAGER     SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 60,636,247  $13,621,697   $ 869,220    $ 61,663,183
Changes From Operations:
   - Net investment income (loss)                     805,886       99,507      16,846         106,432
   - Net realized gain (loss) on investments          163,946      651,660      50,214          32,841
   - Net change in unrealized appreciation or
     depreciation on investments                  (22,158,733)  (5,241,467)   (370,845)    (26,701,811)
                                                 ------------  -----------   ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (21,188,901)  (4,490,300)   (303,785)    (26,562,538)
Change From Unit Transactions:
   - Contract purchases                             4,283,653    1,040,612      77,661       6,430,876
   - Contract withdrawals                          (6,539,678)  (1,657,546)    (91,201)     (4,485,418)
   - Contract transfers                            (3,580,694)    (693,968)    139,392      (1,355,070)
                                                 ------------  -----------   ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (5,836,719)  (1,310,902)    125,852         590,388
                                                 ------------  -----------   ---------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (27,025,620)  (5,801,202)   (177,933)    (25,972,150)
                                                 ------------  -----------   ---------    ------------
NET ASSETS AT DECEMBER 31, 2008                    33,610,627    7,820,495     691,287      35,691,033
Changes From Operations:
   - Net investment income (loss)                     684,732       85,548       9,378         255,665
   - Net realized gain (loss) on investments       (2,352,336)    (272,683)    (63,588)     (4,474,872)
   - Net change in unrealized appreciation or
     depreciation on investments                    9,253,395    2,132,877     218,983      16,699,175
                                                 ------------  -----------   ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  7,585,791    1,945,742     164,773      12,479,968
Change From Unit Transactions:
   - Contract purchases                             3,381,551      776,848      54,799       5,632,770
   - Contract withdrawals                          (4,618,421)    (812,514)   (155,608)     (4,928,785)
   - Contract transfers                            (2,235,766)    (301,011)    (78,312)     (1,479,491)
                                                 ------------  -----------   ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (3,472,636)    (336,677)   (179,121)       (775,506)
                                                 ------------  -----------   ---------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             4,113,155    1,609,065     (14,348)     11,704,462
                                                 ------------  -----------   ---------    ------------
NET ASSETS AT DECEMBER 31, 2009                  $ 37,723,782  $ 9,429,560   $ 676,939    $ 47,395,495
                                                 ============  ===========   =========    ============

See accompanying notes.

                                                                                              FIDELITY VIP
                                                 FIDELITY VIP   FIDELITY VIP   FIDELITY VIP      GROWTH      FIDELITY VIP
                                                   EQUITY-     EQUITY-INCOME      GROWTH     OPPORTUNITIES   HIGH INCOME
                                                    INCOME     SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 4,822,136    $ 7,701,467    $ 9,997,190    $ 4,452,849    $1,628,414
Changes From Operations:
   - Net investment income (loss)                     64,779        112,086         (3,553)       (13,469)      112,444
   - Net realized gain (loss) on investments        (142,738)      (103,916)       (10,176)        14,993       (35,931)
   - Net change in unrealized appreciation or
     depreciation on investments                  (1,912,082)    (3,357,710)    (4,926,162)    (2,386,873)     (460,487)
                                                 -----------    -----------    -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (1,990,041)    (3,349,540)    (4,939,891)    (2,385,349)     (383,974)
Change From Unit Transactions:
   - Contract purchases                              275,435        643,744        979,427        305,627       131,147
   - Contract withdrawals                           (497,135)      (380,354)      (846,682)      (395,178)     (161,583)
   - Contract transfers                              (59,339)      (105,914)       173,053          9,171      (108,030)
                                                 -----------    -----------    -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (281,039)       157,476        305,798        (80,380)     (138,466)
                                                 -----------    -----------    -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (2,271,080)    (3,192,064)    (4,634,093)    (2,465,729      (522,440)
                                                 -----------    -----------    -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2008                    2,551,056      4,509,403      5,363,097      1,987,120     1,105,974
Changes From Operations:
   - Net investment income (loss)                     36,669         65,210        (21,291)        (8,141)       94,560
   - Net realized gain (loss) on investments        (314,849)      (686,660)      (750,567)      (412,154)      (85,835)
   - Net change in unrealized appreciation or
     depreciation on investments                     993,299      1,845,304      2,003,335      1,249,009       468,473
                                                 -----------    -----------    -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   715,119      1,223,854      1,231,477        828,714       477,198
Change From Unit Transactions:
   - Contract purchases                              211,805        480,111        747,174        253,521       121,630
   - Contract withdrawals                           (549,398)      (370,924)      (694,635)      (366,643)     (258,738)
   - Contract transfers                              (45,387)      (664,010)    (1,015,353)      (160,451)       29,365
                                                 -----------    -----------    -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (382,980)      (554,823)      (962,814)      (273,573)     (107,743)
                                                 -----------    -----------    -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              332,139        669,031        268,663        555,141       369,455
                                                 -----------    -----------    -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2009                  $ 2,883,195    $ 5,178,434    $ 5,631,760    $ 2,542,261    $1,475,429
                                                 ===========    ===========    ===========    ===========    ==========

                                                                                                FTVIPT
                                                 FIDELITY VIP   FIDELITY VIP   FIDELITY VIP    FRANKLIN
                                                  INVESTMENT      MID CAP        OVERSEAS       INCOME
                                                  GRADE BOND   SERVICE CLASS  SERVICE CLASS   SECURITIES
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $2,532,753    $ 7,535,268    $ 6,803,849   $ 3,611,934
Changes From Operations:
   - Net investment income (loss)                     76,697        (16,206)       109,368       204,048
   - Net realized gain (loss) on investments          (8,531)       903,705        496,697       (24,294)
   - Net change in unrealized appreciation or
     depreciation on investments                    (156,379)    (4,311,351)    (3,727,761)   (1,636,466)
                                                  ----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (88,213)    (3,423,852)    (3,121,696)   (1,456,712)
Change From Unit Transactions:
   - Contract purchases                              192,221      1,561,310        774,244       950,233
   - Contract withdrawals                           (295,137)      (657,805)      (473,924)     (372,656)
   - Contract transfers                             (289,350)       800,775          5,351     1,035,926
                                                  ----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (392,266)     1,704,280        305,671     1,613,503
                                                  ----------    -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (480,479)    (1,719,572)    (2,816,025)      156,791
                                                  ----------    -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                    2,052,274      5,815,696      3,987,824     3,768,725
Changes From Operations:
   - Net investment income (loss)                    164,555          2,706         62,982       399,072
   - Net realized gain (loss) on investments         (24,666)      (624,353)      (437,706)     (319,055)
   - Net change in unrealized appreciation or
     depreciation on investments                     128,867      2,979,891      1,436,211     1,579,052
                                                  ----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   268,756      2,358,244      1,061,487     1,659,069
Change From Unit Transactions:
   - Contract purchases                              174,276      1,625,830        629,035       928,576
   - Contract withdrawals                           (381,234)      (818,833)      (410,709)     (527,701)
   - Contract transfers                              (94,026)       253,318       (144,885)      638,216
                                                  ----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (300,984)     1,060,315         73,441     1,039,091
                                                  ----------    -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (32,228)     3,418,559      1,134,928     2,698,160
                                                  ----------    -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2009                   $2,020,046    $ 9,234,255    $ 5,122,752   $ 6,466,885
                                                  ==========    ===========    ===========   ===========

                                                 FTVIPT FRANKLIN                    FTVIPT          FTVIPT
                                                  SMALL-MID CAP   FTVIPT MUTUAL    TEMPLETON      TEMPLETON
                                                     GROWTH          SHARES         FOREIGN        FOREIGN
                                                   SECURITIES      SECURITIES     SECURITIES  SECURITIES CLASS 2
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $ 9,847,537     $ 2,856,336   $ 4,124,438     $ 7,765,062
Changes From Operations:
   - Net investment income (loss)                      (59,498)         81,077        62,310          97,317
   - Net realized gain (loss) on investments           885,645          52,454       304,024         661,156
   - Net change in unrealized appreciation or
     depreciation on investments                    (5,170,209)     (1,462,659)   (2,044,164)     (3,860,776)
                                                   -----------     -----------   -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (4,344,062)     (1,329,128)   (1,677,830)     (3,102,303)
Change From Unit Transactions:
   - Contract purchases                              1,013,915         786,062       212,357         567,197
   - Contract withdrawals                             (664,411)       (265,091)     (397,492)       (648,446)
   - Contract transfers                                253,609         595,481       111,636        (150,690)
                                                   -----------     -----------   -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              603,113       1,116,452       (73,499)       (231,939)
                                                   -----------     -----------   -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (3,740,949)       (212,676)   (1,751,329)     (3,334,242)
                                                   -----------     -----------   -----------     -----------
NET ASSETS AT DECEMBER 31, 2008                      6,106,588       2,643,660     2,373,109       4,430,820
Changes From Operations:
   - Net investment income (loss)                      (50,235)         60,126        71,949         122,178
   - Net realized gain (loss) on investments          (506,430)       (170,465)      (99,506)       (179,122)
   - Net change in unrealized appreciation or
     depreciation on investments                     3,200,956         964,336       800,354       1,438,310
                                                   -----------     -----------   -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,644,291         853,997       772,797       1,381,366
Change From Unit Transactions:
   - Contract purchases                                899,664         962,858       162,991         457,368
   - Contract withdrawals                             (726,025)       (381,974)     (490,052)     (1,328,899)
   - Contract transfers                               (319,073)        612,699      (161,972)       (576,321)
                                                   -----------     -----------   -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (145,434)      1,193,583      (489,033)     (1,447,852)
                                                   -----------     -----------   -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,498,857       2,047,580       283,764         (66,486)
                                                   -----------     -----------   -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                    $ 8,605,445     $ 4,691,240   $ 2,656,873     $ 4,364,334
                                                   ===========     ===========   ===========     ===========

See accompanying notes.

                                                    FTVIPT       FTVIPT        FTVIPT          FTVIPT
                                                  TEMPLETON     TEMPLETON    TEMPLETON       TEMPLETON
                                                 GLOBAL ASSET  GLOBAL BOND     GROWTH          GROWTH          JANUS ASPEN
                                                  ALLOCATION    SECURITIES   SECURITIES  SECURITIES CLASS 2  SERIES BALANCED
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $  870,816   $ 4,078,634  $ 9,850,621     $ 3,716,605        $13,155,059
Changes From Operations:
   - Net investment income (loss)                     90,773       172,041      103,803          29,241            224,320
   - Net realized gain (loss) on investments          71,405        56,554      493,208         187,477            907,653
   - Net change in unrealized appreciation or
     depreciation on investments                    (412,267)       (1,701)  (4,592,862)     (1,791,393)        (3,267,753)
                                                  ----------   -----------  -----------     -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (250,089)      226,894   (3,995,851)     (1,574,675)        (2,135,780)
Change From Unit Transactions:
   - Contract purchases                               38,154     1,098,027      813,046         233,542          1,062,282
   - Contract withdrawals                            (90,524)     (458,983)  (1,004,138)       (364,866)        (1,426,891)
   - Contract transfers                              220,253       547,911      100,238          39,549           (337,482)
                                                  ----------   -----------  -----------     -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            167,883     1,186,955      (90,854)        (91,775)          (702,091)
                                                  ----------   -----------  -----------     -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (82,206)    1,413,849   (4,086,705)     (1,666,450)        (2,837,871)
                                                  ----------   -----------  -----------     -----------        -----------
NET ASSETS AT DECEMBER 31, 2008                      788,610     5,492,483    5,763,916       2,050,155         10,317,188
Changes From Operations:
   - Net investment income (loss)                     76,099     1,305,554      171,888          36,945            233,560
   - Net realized gain (loss) on investments         (68,405)      109,541     (622,889)       (488,622)           448,730
   - Net change in unrealized appreciation or
     depreciation on investments                     179,560       219,893    2,046,852         809,416          1,669,384
                                                  ----------   -----------  -----------     -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   187,254     1,634,988    1,595,851         357,739          2,351,674
Change From Unit Transactions:
   - Contract purchases                               31,349       924,281      640,609         162,351            845,194
   - Contract withdrawals                           (121,936)     (850,326)    (642,522)       (270,243)        (2,045,288)
   - Contract transfers                              153,163     4,501,221     (814,911)       (525,625)          (507,466)
                                                  ----------   -----------  -----------     -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             62,576     4,575,176     (816,824)       (633,517)        (1,707,560)
                                                  ----------   -----------  -----------     -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              249,830     6,210,164      779,027        (275,778)           644,114
                                                  ----------   -----------  -----------     -----------        -----------
NET ASSETS AT DECEMBER 31, 2009                   $1,038,440   $11,702,647  $ 6,542,943     $ 1,774,377        $10,961,302
                                                  ==========   ===========  ===========     ===========        ===========

                                                                                      JANUS ASPEN
                                                   JANUS ASPEN       JANUS ASPEN     SERIES GLOBAL
                                                 SERIES BALANCED  SERIES ENTERPRISE    TECHNOLOGY      JANUS ASPEN
                                                 SERVICE SHARES     SERVICE SHARES   SERVICE SHARES  SERIES WORLDWIDE
                                                   SUBACCOUNT         SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $ 7,148,113       $ 5,740,723       $1,784,359      $14,510,684
Changes From Operations:
   - Net investment income (loss)                      104,560           (38,161)         (10,199)          49,469
   - Net realized gain (loss) on investments           554,697            32,089           (1,541)        (162,250)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,785,676)       (3,191,732)        (785,103)      (6,282,762)
                                                   -----------       -----------       ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,126,419)       (3,197,804)        (796,843)      (6,395,543)
Change From Unit Transactions:
   - Contract purchases                                559,057           459,769          186,913        1,209,096
   - Contract withdrawals                             (918,080)         (490,762)        (188,195)      (1,478,532)
   - Contract transfers                               (141,237)        1,028,677            9,745            5,894
                                                   -----------       -----------       ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (500,260)          997,684            8,463         (263,542)
                                                   -----------       -----------       ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,626,679)       (2,200,120)        (788,380)      (6,659,085)
                                                   -----------       -----------       ----------      -----------
NET ASSETS AT DECEMBER 31, 2008                      5,521,434         3,540,603          995,979        7,851,599
Changes From Operations:
   - Net investment income (loss)                      147,595           (23,222)         (10,599)          54,705
   - Net realized gain (loss) on investments           239,110          (657,380)          (9,124)      (1,418,629)
   - Net change in unrealized appreciation or
     depreciation on investments                     1,205,280         1,808,216          601,176        4,045,911
                                                   -----------       -----------       ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,591,985         1,127,614          581,453        2,681,987
Change From Unit Transactions:
   - Contract purchases                                498,477           328,300          149,276          980,687
   - Contract withdrawals                             (456,655)         (401,235)        (300,498)      (1,364,268)
   - Contract transfers                              1,135,635        (1,387,440)          65,745         (730,479)
                                                   -----------       -----------       ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,177,457        (1,460,375)         (85,477)      (1,114,060)
                                                   -----------       -----------       ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,769,442          (332,761)         495,976        1,567,927
                                                   -----------       -----------       ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                    $ 8,290,876       $ 3,207,842       $1,491,955      $ 9,419,526
                                                   ===========       ===========       ==========      ===========

                                                                                       LVIP
                                                    JANUS ASPEN         LVIP       BARON GROWTH
                                                 SERIES WORLDWIDE   BARON GROWTH  OPPORTUNITIES       LVIP
                                                  SERVICE SHARES   OPPORTUNITIES  SERVICE CLASS  CAPITAL GROWTH
                                                    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                       $ 3,350,266      $ 174,585     $ 6,523,714      $  3,063
Changes From Operations:
   - Net investment income (loss)                         5,804         (1,629)        (43,060)          242
   - Net realized gain (loss) on investments             40,676          8,545         315,887          (202)
   - Net change in unrealized appreciation or
     depreciation on investments                     (1,487,932)      (132,574)     (2,995,082)      (21,086)
                                                    -----------      ---------     -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (1,441,452)      (125,658)     (2,722,255)      (21,046)
Change From Unit Transactions:
   - Contract purchases                                 275,473         40,654         671,901        87,086
   - Contract withdrawals                              (391,262)       (22,429)       (761,040)       (9,052)
   - Contract transfers                                 (41,872)       194,993         721,989        91,314
                                                    -----------      ---------     -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (157,661)       213,218         632,850       169,348
                                                    -----------      ---------     -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (1,599,113)        87,560      (2,089,405       148,302
                                                    -----------      ---------     -----------      --------
NET ASSETS AT DECEMBER 31, 2008                       1,751,153        262,145       4,434,309       151,365
Changes From Operations:
   - Net investment income (loss)                         9,500         (3,248)        (33,095)         (204)
   - Net realized gain (loss) on investments            (59,520)       (23,654)       (432,668)        1,707
   - Net change in unrealized appreciation or
     depreciation on investments                        669,554        184,341       2,019,296       103,252
                                                    -----------      ---------     -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      619,534        157,439       1,553,533       104,755
Change From Unit Transactions:
   - Contract purchases                                 219,270         56,279         616,504        36,753
   - Contract withdrawals                              (230,187)       (38,547)       (854,647)      (24,594)
   - Contract transfers                                (110,945)       159,045         (29,266)      120,284
                                                    -----------      ---------     -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (121,862)       176,777        (267,409)      132,443
                                                    -----------      ---------     -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 497,672        334,216       1,286,124       237,198
                                                    -----------      ---------     -----------      --------
NET ASSETS AT DECEMBER 31, 2009                     $ 2,248,825      $ 596,361     $ 5,720,433      $388,563
                                                    ===========      =========     ===========      ========

See accompanying notes.

                                                                                                    LVIP
                                                      LVIP                                        DELAWARE
                                                 COHEN & STEERS       LVIP                       FOUNDATION
                                                  GLOBAL REAL    COLUMBIA VALUE       LVIP       AGGRESSIVE
                                                     ESTATE       OPPORTUNITIES  DELAWARE BOND   ALLOCATION
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $1,877,620       $ 11,735      $55,685,397   $ 2,860,611
Changes From Operations:
   - Net investment income (loss)                      10,863            246        2,070,550       190,442
   - Net realized gain (loss) on investments         (386,436)        10,774         (414,432)      224,566
   - Net change in unrealized appreciation or
     depreciation on investments                     (263,911)       (57,531)      (3,703,034)   (1,604,818)
                                                   ----------       --------      -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (639,484)       (46,511)      (2,046,916)   (1,189,810)
Change From Unit Transactions:
   - Contract purchases                               912,205         35,529        6,182,784       319,412
   - Contract withdrawals                            (199,480)        (8,649)      (6,159,477)     (225,823)
   - Contract transfers                              (538,454)       132,861       (5,453,415)      660,869
                                                   ----------       --------      -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             174,271        159,741       (5,430,108)      754,458
                                                   ----------       --------      -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (465,213)       113,230       (7,477,024)     (435,352)
                                                   ----------       --------      -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                     1,412,407        124,965       48,208,373     2,425,259
Changes From Operations:
   - Net investment income (loss)                     (12,286)           104        2,041,098        29,553
   - Net realized gain (loss) on investments          (73,943)       (14,147)         (42,825)     (218,015)
   - Net change in unrealized appreciation or
     depreciation on investments                      951,644         60,719        6,775,099     1,137,666
                                                   ----------       --------      -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    865,415         46,676        8,773,372       949,204
Change From Unit Transactions:
   - Contract purchases                               452,903         84,453        4,748,549       429,346
   - Contract withdrawals                            (244,094)       (28,358)      (5,996,714)     (299,815)
   - Contract transfers                               606,482          1,786        4,759,005      (144,839)
                                                   ----------       --------      -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             815,291         57,881        3,510,840       (15,308)
                                                   ----------       --------      -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,680,706        104,557       12,284,212       933,896
                                                   ----------       --------      -----------   -----------
NET ASSETS AT DECEMBER 31, 2009                    $3,093,113       $229,522      $60,492,585   $ 3,359,155
                                                   ==========       ========      ===========   ===========


                                                    LVIP         LVIP         LVIP
                                                  DELAWARE     DELAWARE      DELAWARE                       LVIP
                                                   GROWTH       SOCIAL       SPECIAL          LVIP      JANUS CAPITAL
                                                 AND INCOME    AWARENESS  OPPORTUNITIES  GLOBAL INCOME  APPRECIATION
                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $1,105,939  $ 3,717,236    $ 101,067       $     --     $ 7,057,440
Changes From Operations:
   - Net investment income (loss)                    15,314        6,819        4,634             --          (3,178)
   - Net realized gain (loss) on investments        167,439      169,106        8,892             --         (51,593)
   - Net change in unrealized appreciation or
     depreciation on investments                   (839,425)  (1,435,335)    (139,240)            --      (2,934,690)
                                                 ----------  -----------    ---------       --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (656,672)  (1,259,410)    (125,714)            --      (2,989,461)
Change From Unit Transactions:
   - Contract purchases                             241,431      536,407      218,077             --         760,950
   - Contract withdrawals                          (121,161)    (375,545)     (30,541)            --        (597,478)
   - Contract transfers                             941,542     (180,302)     276,086             --          83,620
                                                 ----------  -----------    ---------       --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         1,061,812      (19,440)     463,622             --         247,092
                                                 ----------  -----------    ---------       --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             405,140   (1,278,850)     337,908             --      (2,742,369)
                                                 ----------  -----------    ---------       --------     -----------
NET ASSETS AT DECEMBER 31, 2008                   1,511,079    2,438,386      438,975             --       4,315,071
Changes From Operations:
   - Net investment income (loss)                     7,771           14        1,824          2,941           4,259
   - Net realized gain (loss) on investments       (277,743)     (90,236)     (48,436)           698        (535,180)
   - Net change in unrealized appreciation or
     depreciation on investments                    552,145      756,661      146,421          1,948       2,068,619
                                                 ----------  -----------    ---------       --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  282,173      666,439       99,809          5,587       1,537,698
Change From Unit Transactions:
   - Contract purchases                             196,154      267,522      106,492         64,590         607,713
   - Contract withdrawals                          (112,060)    (311,874)     (33,034)       (14,318)       (838,139)
   - Contract transfers                            (151,605)    (146,475)     (46,967)       213,100        (231,811)
                                                 ----------  -----------    ---------       --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (67,511)    (190,827)      26,491        263,372        (462,237)
                                                 ----------  -----------    ---------       --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             214,662      475,612      126,300        268,959       1,075,461
                                                 ----------  -----------    ---------       --------     -----------
NET ASSETS AT DECEMBER 31, 2009                  $1,725,741  $ 2,913,998    $ 565,275       $268,959     $ 5,390,532
                                                 ==========  ===========    =========       ========     ===========

                                                     LVIP                                   LVIP
                                                    MARSICO                    LVIP       MONDRIAN
                                                 INTERNATIONAL     LVIP      MID-CAP    INTERNATIONAL
                                                    GROWTH      MFS VALUE     VALUE         VALUE
                                                  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $  811,137   $  178,775   $ 652,549   $ 23,340,870
Changes From Operations:
   - Net investment income (loss)                       8,189       10,949        (661)       642,620
   - Net realized gain (loss) on investments          (23,238)     (30,503)    (23,503)     1,320,393
   - Net change in unrealized appreciation or
     depreciation on investments                     (542,173)    (283,215)   (265,703)    (9,477,890)
                                                   ----------   ----------   ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (557,222)    (302,769)   (289,867)    (7,514,877)
Change From Unit Transactions:
   - Contract purchases                               475,606      338,482     106,724      1,698,982
   - Contract withdrawals                            (114,737)    (100,255)    (36,947)    (2,077,120)
   - Contract transfers                               267,082    1,115,384      96,973     (2,408,095)
                                                   ----------   ----------   ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             627,951    1,353,611     166,750     (2,786,233)
                                                   ----------   ----------   ---------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                70,729    1,050,842    (123,117)   (10,301,110)
                                                   ----------   ----------   ---------   ------------
NET ASSETS AT DECEMBER 31, 2008                       881,866    1,229,617     529,432     13,039,760
Changes From Operations:
   - Net investment income (loss)                       4,958       17,881         407        299,933
   - Net realized gain (loss) on investments         (131,868)     (68,666)    (49,539)    (1,848,609)
   - Net change in unrealized appreciation or
     depreciation on investments                      472,907      441,917     273,267      3,410,527
                                                   ----------   ----------   ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    345,997      391,132     224,135      1,861,851
Change From Unit Transactions:
   - Contract purchases                               405,853      530,468     173,937      1,350,555
   - Contract withdrawals                            (162,843)    (209,411)    (72,525)    (1,290,762)
   - Contract transfers                                98,773      450,511      40,821     (2,075,010)
                                                   ----------   ----------   ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             341,783      771,568     142,233     (2,015,217)
                                                   ----------   ----------   ---------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               687,780    1,162,700     366,368       (153,366)
                                                   ----------   ----------   ---------   ------------
NET ASSETS AT DECEMBER 31, 2009                    $1,569,646   $2,392,317   $ 895,800   $ 12,886,394
                                                   ==========   ==========   =========   ============

See accompanying notes.

                                                                                  LVIP           LVIP
                                                                  LVIP            SSGA           SSGA
                                                     LVIP         SSGA         DEVELOPED       EMERGING
                                                 MONEY MARKET  BOND INDEX  INTERNATIONAL 150  MARKETS 100
                                                  SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 47,169,046  $       --       $     --       $       --
Changes From Operations:
   - Net investment income (loss)                     891,004         715            161              402
   - Net realized gain (loss) on investments              246      (1,752)          (812)          (2,013)
   - Net change in unrealized appreciation or
     depreciation on investments                            4       7,070            215          (12,629)
                                                 ------------  ----------       --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    891,254       6,033           (436)         (14,240)
Change From Unit Transactions:
   - Contract purchases                            55,137,683      34,419          9,678           24,275
   - Contract withdrawals                         (12,198,276)    (10,114)          (989)          (4,986)
   - Contract transfers                           (22,130,078)    294,754          9,519           76,213
                                                 ------------  ----------       --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          20,809,329     319,059         18,208           95,502
                                                 ------------  ----------       --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            21,700,583     325,092         17,772           81,262
                                                 ------------  ----------       --------       ----------
NET ASSETS AT DECEMBER 31, 2008                    68,869,629     325,092         17,772           81,262
Changes From Operations:
   - Net investment income (loss)                    (241,563)     17,705          2,426           31,077
   - Net realized gain (loss) on investments              675      16,149          4,591           29,961
   - Net change in unrealized appreciation or
     depreciation on investments                           (1)      6,064         30,629          382,607
                                                 ------------  ----------       --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (240,889)     39,918         37,646          443,645
Change From Unit Transactions:
   - Contract purchases                            47,413,295     334,852         48,944          238,199
   - Contract withdrawals                         (14,694,805)   (149,781)       (18,297)        (106,956)
   - Contract transfers                           (45,184,465)    997,983        256,136        3,336,545
                                                 ------------  ----------       --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (12,465,975)  1,183,054        286,783        3,467,788
                                                 ------------  ----------       --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (12,706,864)  1,222,972        324,429        3,911,433
                                                 ------------  ----------       --------       ----------
NET ASSETS AT DECEMBER 31, 2009                  $ 56,162,765  $1,548,064       $342,201       $3,992,695
                                                 ============  ==========       ========       ==========

                                                      LVIP                         LVIP        LVIP        LVIP
                                                      SSGA          LVIP           SSGA        SSGA        SSGA
                                                 INTERNATIONAL      SSGA         S&P 500     SMALL-CAP  SMALL-MID
                                                     INDEX      LARGE CAP 100     INDEX        INDEX     CAP 200
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                       $     --       $     --    $ 1,397,673  $  290,854   $     --
Changes From Operations:
   - Net investment income (loss)                        434             35        144,177       9,123        784
   - Net realized gain (loss) on investments          (1,028)           268       (107,163)     33,844     (7,030)
   - Net change in unrealized appreciation or
     depreciation on investments                     (17,106)        (1,226)    (1,230,083)   (184,824)   (22,918)
                                                    --------       --------    -----------  ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (17,700)          (923)    (1,193,069)   (141,857)   (29,164)
Change From Unit Transactions:
   - Contract purchases                               16,130          9,419      1,764,417     741,322     48,024
   - Contract withdrawals                             (4,758)        (1,340)      (403,864)   (100,095)    (4,224)
   - Contract transfers                               67,384         11,476      3,977,445     314,434     87,267
                                                    --------       --------    -----------  ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             78,756         19,555      5,337,998     955,661    131,067
                                                    --------       --------    -----------  ----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               61,056         18,632      4,144,929     813,804    101,903
                                                    --------       --------    -----------  ----------   --------
NET ASSETS AT DECEMBER 31, 2008                       61,056         18,632      5,542,602   1,104,658    101,903
Changes From Operations:
   - Net investment income (loss)                      3,729          3,165         42,810       3,363      7,040
   - Net realized gain (loss) on investments          (1,114)         1,666       (639,728)      7,902     70,386
   - Net change in unrealized appreciation or
     depreciation on investments                      63,869         37,291      1,856,212     436,425    250,953
                                                    --------       --------    -----------  ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    66,484         42,122      1,259,294     447,690    328,379
Change From Unit Transactions:
   - Contract purchases                              109,213         73,388      1,638,698     202,148     49,295
   - Contract withdrawals                            (26,473)       (16,122)      (620,258)   (161,611)   (22,741)
   - Contract transfers                              205,648        246,089     (1,210,771)    422,579    470,752
                                                    --------       --------    -----------  ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            288,388        303,355       (192,331)    463,116    497,306
                                                    --------       --------    -----------  ----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              354,872        345,477      1,066,963     910,806    825,685
                                                    --------       --------    -----------  ----------   --------
NET ASSETS AT DECEMBER 31, 2009                     $415,928       $364,109    $ 6,609,565  $2,015,464   $927,588
                                                    ========       ========    ===========  ==========   ========

                                                                    LVIP
                                                                T. ROWE PRICE                 LVIP
                                                      LVIP       STRUCTURED       LVIP       TURNER
                                                 T. ROWE PRICE     MID-CAP      TEMPLETON   MID-CAP
                                                  GROWTH STOCK     GROWTH        GROWTH      GROWTH
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $  228,895     $1,593,196    $  77,213   $ 153,986
Changes From Operations:
   - Net investment income (loss)                       (504)        (9,430)       7,438      (1,455)
   - Net realized gain (loss) on investments          (5,091)       (17,705)      (1,166)     19,463
   - Net change in unrealized appreciation or
     depreciation on investments                    (265,218)      (705,317)    (136,965)   (200,976)
                                                  ----------     ----------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (270,813)      (732,452)    (130,693)   (182,968)
Change From Unit Transactions:
   - Contract purchases                              252,202        372,139      169,992      76,060
   - Contract withdrawals                            (51,185)      (199,933)     (57,170)    (25,751)
   - Contract transfers                              402,587          7,620      292,412     229,656
                                                  ----------     ----------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            603,604        179,826      405,234     279,965
                                                  ----------     ----------    ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              332,791       (552,626)     274,541      96,997
                                                  ----------     ----------    ---------   ---------
NET ASSETS AT DECEMBER 31, 2008                      561,686      1,040,570      351,754     250,983
Changes From Operations:
   - Net investment income (loss)                     (4,918)        (7,643)       9,087      (2,959)
   - Net realized gain (loss) on investments         (34,323)      (148,142)     (28,254)    (26,405)
   - Net change in unrealized appreciation or
     depreciation on investments                     347,374        632,722      169,702     226,444
                                                  ----------     ----------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   308,133        476,937      150,535     197,080
Change From Unit Transactions:
   - Contract purchases                              184,479        381,586      282,210     124,434
   - Contract withdrawals                            (97,122)      (206,819)     (71,504)    (54,275)
   - Contract transfers                              181,201        236,919        1,833     163,597
                                                  ----------     ----------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            268,558        411,686      212,539     233,756
                                                  ----------     ----------    ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              576,691        888,623      363,074     430,836
                                                  ----------     ----------    ---------   ---------
NET ASSETS AT DECEMBER 31, 2009                   $1,138,377     $1,929,193    $ 714,828   $ 681,819
                                                  ==========     ==========    =========   =========

See accompanying notes.


                                                     LVIP
                                                 WELLS FARGO      LVIP            LVIP           LVIP           LVIP
                                                  INTRINSIC   WILSHIRE 2010  WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040
                                                    VALUE        PROFILE        PROFILE        PROFILE        PROFILE
                                                  SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 6,085,884    $  7,200       $ 12,441       $ 195,259     $  186,184
Changes From Operations:
   - Net investment income (loss)                     49,650         200          2,170           3,218          1,321
   - Net realized gain (loss) on investments         306,060        (365)        (2,262)         (3,230)       (14,348)
   - Net change in unrealized appreciation or
     depreciation on investments                  (2,665,116)     (3,779)       (32,805)       (135,697)      (161,321)
                                                 -----------    --------       --------       ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (2,309,406)     (3,944)       (32,897)       (135,709)      (174,348)
Change From Unit Transactions:
   - Contract purchases                              408,203       8,260         79,470         452,128        248,827
   - Contract withdrawals                           (529,229)     (1,779)       (20,620)        (87,938)       (76,603)
   - Contract transfers                              724,599       3,288        206,289         158,032        543,120
                                                 -----------    --------       --------       ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            603,573       9,769        265,139         522,222        715,344
                                                 -----------    --------       --------       ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,705,833)      5,825        232,242         386,513        540,996
                                                 -----------    --------       --------       ---------     ----------
NET ASSETS AT DECEMBER 31, 2008                    4,380,051      13,025        244,683         581,772        727,180
Changes From Operations:
   - Net investment income (loss)                     20,653       2,113          7,588           9,704         19,272
   - Net realized gain (loss) on investments      (1,116,680)      1,061            650          (1,253)        69,805
   - Net change in unrealized appreciation or
     depreciation on investments                   1,991,174      38,246        125,577         195,439        516,292
                                                 -----------    --------       --------       ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   895,147      41,420        133,815         203,890        605,369
Change From Unit Transactions:
   - Contract purchases                              317,847       9,036         92,318         233,757        188,793
   - Contract withdrawals                           (756,771)    (12,178)       (67,543)       (117,922)      (251,281)
   - Contract transfers                             (229,560)    206,173        263,166          74,900      1,686,660
                                                 -----------    --------       --------       ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (668,484)    203,031        287,941         190,735      1,624,172
                                                 -----------    --------       --------       ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              226,663     244,451        421,756         394,625      2,229,541
                                                 -----------    --------       --------       ---------     ----------
NET ASSETS AT DECEMBER 31, 2009                  $ 4,606,714    $257,476       $666,439       $ 976,397     $2,956,721
                                                 ===========    ========       ========       =========     ==========

                                                                                             LVIP
                                                     LVIP         LVIP          LVIP      WILSHIRE
                                                   WILSHIRE     WILSHIRE      WILSHIRE   MODERATELY
                                                  AGGRESSIVE  CONSERVATIVE    MODERATE   AGGRESSIVE
                                                    PROFILE     PROFILE       PROFILE      PROFILE
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 3,586,104   $1,988,703   $17,424,811  $19,114,010
Changes From Operations:
   - Net investment income (loss)                      4,407       38,287       283,311      118,998
   - Net realized gain (loss) on investments          26,038     (201,951)      389,836       22,765
   - Net change in unrealized appreciation or
     depreciation on investments                  (2,285,796)    (562,746)   (5,921,439)  (8,333,278)
                                                 -----------   ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (2,255,351)    (726,410)   (5,248,292)  (8,191,515)
Change From Unit Transactions:
   - Contract purchases                            1,774,784      563,679     4,105,763    5,492,263
   - Contract withdrawals                           (606,276)    (208,155)   (1,514,737)  (2,182,747)
   - Contract transfers                            1,370,310    1,051,192     1,995,689    4,376,545
                                                 -----------   ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          2,538,818    1,406,716     4,586,715    7,686,061
                                                 -----------   ----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              283,467      680,306      (661,577)    (505,454)
                                                 -----------   ----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                    3,869,571    2,669,009    16,763,234   18,608,556
Changes From Operations:
   - Net investment income (loss)                    315,453      163,204     1,096,149      934,871
   - Net realized gain (loss) on investments         (12,741)     (97,035)      118,064     (164,662)
   - Net change in unrealized appreciation or
     depreciation on investments                   1,086,001      779,997     5,800,920    5,127,634
                                                 -----------   ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,388,713      846,166     7,015,133    5,897,843
Change From Unit Transactions:
   - Contract purchases                            1,255,226      944,368     5,178,590    5,907,634
   - Contract withdrawals                           (651,074)    (419,885)   (2,760,903)  (2,556,922)
   - Contract transfers                              794,178    1,168,855     9,534,868    1,561,915
                                                 -----------   ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,398,330    1,693,338    11,952,555    4,912,627
                                                 -----------   ----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,787,043    2,539,504    18,967,688   10,810,470
                                                 -----------   ----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2009                  $ 6,656,614   $5,208,513   $35,730,922  $29,419,026
                                                 ===========   ==========   ===========  ===========


                                                    M FUND         M FUND       M FUND
                                                    BRANDES       BUSINESS     FRONTIER       M FUND
                                                 INTERNATIONAL  OPPORTUNITY    CAPITAL     M LARGE CAP
                                                    EQUITY         VALUE     APPRECIATION     GROWTH
                                                  SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 2,816,997   $1,156,518    $ 930,893    $ 1,517,965
Changes From Operations:
   - Net investment income (loss)                      68,991       (6,588)      (4,758)        (8,968)
   - Net realized gain (loss) on investments           (3,896)       9,786        4,247         33,214
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,288,334)    (588,964)    (399,568)    (1,080,688)
                                                  -----------   ----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,223,239)    (585,766)    (400,079)    (1,056,442)
Change From Unit Transactions:
   - Contract purchases                               530,127      430,342      160,868        425,866
   - Contract withdrawals                            (195,058)    (159,807)     (67,206)      (160,696)
   - Contract transfers                              (184,761)     347,901       (9,668)       654,402
                                                  -----------   ----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             150,308      618,436       83,994        919,572
                                                  -----------   ----------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,072,931)      32,670     (316,085       (136,870)
                                                  -----------   ----------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2008                     1,744,066    1,189,188      614,808      1,381,095
Changes From Operations:
   - Net investment income (loss)                      35,874        4,530       (3,986)         2,109
   - Net realized gain (loss) on investments         (251,627)    (156,270)     (50,540)      (183,535)
   - Net change in unrealized appreciation or
     depreciation on investments                      675,037      442,195      350,699        683,273
                                                  -----------   ----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    459,284      290,455      296,173        501,847
Change From Unit Transactions:
   - Contract purchases                               260,067      220,498      114,987        228,940
   - Contract withdrawals                            (209,271)    (191,737)     (79,575)      (154,294)
   - Contract transfers                              (120,500)    (188,912)     (89,727)      (390,945)
                                                  -----------   ----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (69,704)    (160,151)     (54,315)      (316,299)
                                                  -----------   ----------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               389,580      130,304      241,858        185,548
                                                  -----------   ----------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2009                   $ 2,133,646   $1,319,492    $ 856,666    $ 1,566,643
                                                  ===========   ==========    =========    ===========

See accompanying notes.

                                                                                                          NB AMT
                                                   MFS VIT      MFS VIT       MFS VIT      MFS VIT       MID-CAP
                                                 CORE EQUITY     GROWTH    TOTAL RETURN   UTILITIES       GROWTH
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 937,063   $13,301,982   $30,358,834  $ 28,961,737  $ 23,180,503
Changes From Operations:
   - Net investment income (loss)                       530       (61,002)      639,687       185,382      (134,671)
   - Net realized gain (loss) on investments         29,459        46,027     1,314,709     4,263,871       475,776
   - Net change in unrealized appreciation or
     depreciation on investments                   (398,869)   (4,790,361)   (8,762,013)  (15,089,892)  (10,147,545)
                                                  ---------   -----------   -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (368,880)   (4,805,336)   (6,807,617)  (10,640,639)   (9,806,440)
Change From Unit Transactions:
   - Contract purchases                              63,144     1,020,144     2,782,854     2,476,468     1,817,399
   - Contract withdrawals                           (80,544)   (1,265,941)   (2,654,263)   (2,305,692)   (1,756,719)
   - Contract transfers                                (739)     (487,007)   (1,516,854)   (1,492,665)     (915,673)
                                                  ---------   -----------   -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (18,139)     (732,804)   (1,388,263)   (1,321,889)     (854,993)
                                                  ---------   -----------   -----------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (387,019)   (5,538,140)   (8,195,880)  (11,962,528)  (10,661,433)
                                                  ---------   -----------   -----------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                     550,044     7,763,842    22,162,954    16,999,209    12,519,070
Changes From Operations:
   - Net investment income (loss)                     5,632       (38,123)      649,805       865,210       (95,083)
   - Net realized gain (loss) on investments        (22,960)     (499,530)   (1,074,717)   (1,120,049)     (193,522)
   - Net change in unrealized appreciation or
     depreciation on investments                    192,831     3,277,120     4,125,280     6,155,157     3,793,179
                                                  ---------   -----------   -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  175,503     2,739,467     3,700,368     5,900,318     3,504,574
Change From Unit Transactions:
   - Contract purchases                              52,607       848,233     2,159,860     2,213,463     1,401,499
   - Contract withdrawals                           (62,219)   (1,408,383)   (2,787,260)   (2,307,516)   (1,662,377)
   - Contract transfers                              31,733       118,185      (664,648)      274,970    (1,298,503)
                                                  ---------   -----------   -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            22,121      (441,965)   (1,292,048)      180,917    (1,559,381)
                                                  ---------   -----------   -----------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             197,624     2,297,502     2,408,320     6,081,235     1,945,193
                                                  ---------   -----------   -----------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2009                   $ 747,668   $10,061,344   $24,571,274  $ 23,080,444  $ 14,464,263
                                                  =========   ===========   ===========  ============  ============

                                                                              PIMCO VIT
                                                                              COMMODITY
                                                                             REAL RETURN   PREMIER VIT
                                                    NB AMT       NB AMT    ADMINISTRATIVE  OPCAP GLOBAL
                                                   PARTNERS     REGENCY         CLASS         EQUITY
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 2,825,301  $ 8,544,490    $       --     $ 514,558
Changes From Operations:
   - Net investment income (loss)                     (5,621)      30,845            --         7,200
   - Net realized gain (loss) on investments         330,814       81,594            --       (46,928)
   - Net change in unrealized appreciation or
     depreciation on investments                  (1,864,678)  (3,723,791)           --        12,766
                                                 -----------  -----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (1,539,485)  (3,611,352)           --       (26,962)
Change From Unit Transactions:
   - Contract purchases                              225,713      768,979            --            73
   - Contract withdrawals                           (215,253)    (605,247)           --        (3,646)
   - Contract transfers                               94,083     (706,557)           --      (484,023)
                                                 -----------  -----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            104,543     (542,825)           --      (487,596)
                                                 -----------  -----------    ----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,434,942)  (4,154,177)           --      (514,558)
                                                 -----------  -----------    ----------     ---------
NET ASSETS AT DECEMBER 31, 2008                    1,390,359    4,390,313            --            --
Changes From Operations:
   - Net investment income (loss)                     31,539       49,265        35,876            --
   - Net realized gain (loss) on investments        (257,845)    (532,911)       95,127            --
   - Net change in unrealized appreciation or
     depreciation on investments                     931,638    2,300,766       (25,515)           --
                                                 -----------  -----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   705,332    1,817,120       105,488            --
Change From Unit Transactions:
   - Contract purchases                              204,887      496,507       304,095            --
   - Contract withdrawals                           (201,188)    (636,542)      (35,801)           --
   - Contract transfers                              (94,731)    (610,104)      831,660            --
                                                 -----------  -----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (91,032)    (750,139)    1,099,954            --
                                                 -----------  -----------    ----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              614,300    1,066,981     1,205,442            --
                                                 -----------  -----------    ----------     ---------
NET ASSETS AT DECEMBER 31, 2009                  $ 2,004,659  $ 5,457,294    $1,205,442     $      --
                                                 ===========  ===========    ==========     =========

                                                               PUTNAM VT    PUTNAM VT
                                                 PREMIER VIT     GLOBAL      GROWTH &
                                                    OPCAP     HEALTH CARE     INCOME
                                                   MANAGED      CLASS IB     CLASS IB
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 691,076    $2,081,535  $ 2,424,905
Changes From Operations:
   - Net investment income (loss)                    12,207       (15,853)      27,720
   - Net realized gain (loss) on investments         20,772        22,594      296,322
   - Net change in unrealized appreciation or
     depreciation on investments                   (220,686)     (400,910)  (1,299,123)
                                                  ---------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (187,707)     (394,169)    (975,081)
Change From Unit Transactions:
   - Contract purchases                              41,505       136,924      230,818
   - Contract withdrawals                          (106,524)     (195,135)    (105,030)
   - Contract transfers                             (29,931)      350,756      (52,259)
                                                  ---------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (94,950)      292,545       73,529
                                                  ---------    ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (282,657)     (101,624)    (901,552)
                                                  ---------    ----------  -----------
NET ASSETS AT DECEMBER 31, 2008                     408,419     1,979,911    1,523,353
Changes From Operations:
   - Net investment income (loss)                     6,535       (13,880)      38,982
   - Net realized gain (loss) on investments        (53,208)      103,687     (820,515)
   - Net change in unrealized appreciation on
     investments                                    131,024       331,403    1,001,244
                                                  ---------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING      84,351       421,210      219,711
   FROM OPERATIONS
Change From Unit Transactions:
   - Contract purchases                              36,598        95,435      204,626
   - Contract withdrawals                          (101,040)     (257,263)     (81,503)
   - Contract transfers                               3,678      (230,506)    (880,763)
                                                  ---------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (60,764)     (392,334)    (757,640)
                                                  ---------    ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              23,587        28,876     (537,929)
                                                  ---------    ----------  -----------
NET ASSETS AT DECEMBER 31, 2009                   $ 432,006    $2,008,787  $   985,424
                                                  =========    ==========  ===========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.   ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of sixteen variable universal life (VUL) products which are listed below.

     -    VUL-I

     -    Lincoln VUL(CV)

     -    Lincoln VUL(CV) II

     -    Lincoln VUL(CV)-III

     -    Lincoln VUL(CV)-IV

     -    Lincoln VUL(DB)

     -    Lincoln VUL(DB)-II

     -    Lincoln VUL(DB)-IV

     -    VUL-Money Guard

     -    Lincoln VUL(ONE)

     -    Lincoln Momentum VUL(ONE)

     -    Lincoln VUL(ONE) 2005

     -    Lincoln Momentum VUL(ONE) 2005

     -    VUL(ONE) 2007

     -    Momentum VUL(ONE) 2007

     -    Lincoln AssetEdge VUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred six mutual funds (the Funds) of seventeen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation (Series I)
   AIM V.I. Core Equity Fund (Series I)
   AIM V.I. Diversified Income Fund (Series I)
   AIM V.I. International Growth Fund (Series I)

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Portfolio (Class A)
   ABVPSF Growth and Income Portfolio (Class A)
   ABVPSF International Value Portfolio (Class A)
   ABVPSF Large Cap Growth Portfolio (Class A)
   ABVPSF Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection (Class 1)

American Funds Insurance Series (American Funds):
   American Funds Global Growth Fund (Class 2)
   American Funds Global Small Capitalization Fund (Class 2)
   American Funds Growth Fund (Class 2)
   American Funds Growth-Income Fund (Class 2)
   American Funds International Fund (Class 2)

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Fund (Class I)

Delaware VIP Trust (Delaware VIP)*:
   Delaware VIP Diversified Income Series (Standard Class)
   Delaware VIP Emerging Markets Series (Standard Class)
   Delaware VIP High Yield Series (Standard Class)
   Delaware VIP Limited-Term Diversified Income Series (Standard Class) Delaware VIP REIT Series (Standard Class)
   Delaware VIP Small Cap Value Series (Standard Class)
   Delaware VIP Trend Series (Standard Class)
   Delaware VIP U.S. Growth Series (Standard Class)
   Delaware VIP Value Series (Standard Class)

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Fund (Class A)
   DWS VIP Equity 500 Index Fund (Class A)
   DWS VIP Small Cap Index Fund (Class A)

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Portfolio
   Fidelity VIP Contrafund Portfolio (Service Class)
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Equity-Income Portfolio (Service Class)
   Fidelity VIP Growth Portfolio (Service Class)
   Fidelity VIP Growth Opportunities Portfolio (Service Class)
   Fidelity VIP High Income Portfolio (Service Class)
   Fidelity VIP Investment Grade Bond Portfolio
   Fidelity VIP Mid Cap Portfolio (Service Class)
   Fidelity VIP Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Fund (Class 1)
   FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 1)
   FTVIPT Mutual Shares Securities Fund (Class 1)
   FTVIPT Templeton Foreign Securities Fund (Class 1)

   FTVIPT Templeton Foreign Securities Fund (Class 2)
   FTVIPT Templeton Global Asset Allocation Fund (Class 1)
   FTVIPT Templeton Global Bond Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 2)

Janus Aspen Series:
   Janus Aspen Series Balanced Portfolio
   Janus Aspen Series Balanced Portfolio (Service Shares)
   Janus Aspen Series Enterprise Portfolio (Service Shares)
   Janus Aspen Series Global Technology Portfolio (Service Shares) Janus Aspen Series Worldwide Portfolio
   Janus Aspen Series Worldwide Portfolio (Service Shares)

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP Capital Growth Fund
   LVIP Cohen & Steers Global Real Estate Fund
   LVIP Columbia Value Opportunities Fund
   LVIP Delaware Bond Fund
   LVIP Delaware Foundation Aggressive Allocation Fund
   LVIP Delaware Growth and Income Fund
   LVIP Delaware Social Awareness Fund
   LVIP Delaware Special Opportunities Fund
   LVIP Global Income Fund
   LVIP Janus Capital Appreciation Fund
   LVIP Marsico International Growth Fund
   LVIP MFS Value Fund
   LVIP Mid-Cap Value Fund
   LVIP Mondrian International Value Fund
   LVIP Money Market Fund
   LVIP SSgA Bond Index Fund
   LVIP SSgA Developed International 150 Fund
   LVIP SSgA Emerging Markets 100 Fund
   LVIP SSgA International Index Fund
   LVIP SSgA Large Cap 100 Fund
   LVIP SSgA S&P 500 Index Fund
   LVIP SSgA Small-Cap Index Fund
   LVIP SSgA Small-Mid Cap 200 Fund
   LVIP T. Rowe Price Growth Stock Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Fund
   LVIP Templeton Growth Fund
   LVIP Turner Mid-Cap Growth Fund
   LVIP Wells Fargo Intrinsic Value Fund
   LVIP Wilshire 2010 Profile Fund
   LVIP Wilshire 2020 Profile Fund
   LVIP Wilshire 2030 Profile Fund
   LVIP Wilshire 2040 Profile Fund
   LVIP Wilshire Aggressive Profile Fund
   LVIP Wilshire Conservative Profile Fund
   LVIP Wilshire Moderate Profile Fund
   LVIP Wilshire Moderately Aggressive Profile Fund

M Fund, Inc. (M Fund):
   M Fund Brandes International Equity Fund
   M Fund Business Opportunity Value Fund
   M Fund Frontier Capital Appreciation Fund
   M Fund M Large Cap Growth Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Series (Initial Class)
   MFS VIT Growth Series (Initial Class)
   MFS VIT Total Return Series (Initial Class)
   MFS VIT Utilities Series (Initial Class)

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio (I Class)
   NB AMT Partners Portfolio (I Class)
   NB AMT Regency Portfolio (I Class)

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Fund (Administrative Class)

Premier Variable Insurance Trust (Premier VIT):
   Premier VIT OPCAP Managed Portfolio

Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Fund (Class IB)
   Putnam VT Growth & Income Fund (Class IB)

*    Denotes an affiliate of the Company

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2009. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the FASB ASC (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets
Level 2 - inputs to the valuation methodology are observable, directly or indirectly
Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subac-counts on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2008, the LVIP SSgA Bond Index Fund, the LVIP SSgA Developed International 150 Fund, the LVIP SSgA Emerging Markets 100 Fund, the LVIP SSgA International Index Fund, the LVIP SSgA Large Cap 100 Fund and the LVIP SSgA Small-Mid Cap 200 Fund became available as investment options for account contract owners. Accordingly, the 2008 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008, the LVIP Value Opportunities Fund changed its name to the LVIP Columbia Value Opportunities Fund, the LVIP S&P 500 Index Fund changed its name to the LVIP SSgA S&P 500 Index Fund, the LVIP Small-Cap Index Fund changed its name to the LVIP SSgA Small-Cap Index Fund, the LVIP Mid-Cap Growth Fund changed its name to the LVIP Turner Mid-Cap Growth Fund and the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series.

During 2008, the Premier VIT OPCAP Global Equity Portfolio ceased to be available as an investment option to account contract owners.

During 2009, the BlackRock Global Allocation V.I. Class I Fund, the DWS VIP Alternative Assets Allocation Plus Class A Fund, the LVIP Global Income Fund and the PIMCO VIT Commodity Real Return Administrative Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class A Fund changed its name to the ABVPSF Global Thematic Growth Class A Fund, the Delaware VIP Capital Reserves Standard Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Standard Class Series, the FTVIPT Templeton Global Income Securities Class 1 Fund changed its name to the FTVIPT Templeton Global Bond Securities Class 1 Fund, the Janus Aspen Series Mid Cap Growth Service Shares Portfolio changed its name to the Janus Aspen Series Enterprise Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio changed its name to the Janus Aspen Series Worldwide Service Shares Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund, the M Fund Turner Core Growth Fund changed its name to the M Fund M Large Cap Growth Fund and the Putnam VT Health Sciences Class IB Fund changed its name to the Putnam VT Global Health Care Class IB Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

2.   MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the sixteen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-IV - annul rate of .60% for policy years one through ten and .20% thereafter.

- Lincoln VUL(DB) - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

-    MONEYGUARD VUL - annual rate of 1.00%.

- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln Momentum VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2009 and 2008, amounted to $8,622,662 and $9,897,103, respectively.

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2009 and 2008, totaled $9,746,378 and $7,880,254, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2009 and 2008, amounted to $66,674,137 and $62,531,963, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2009 and 2008.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for VUL(ONE) 2007, Momentum VULONE 2007, and Lincoln AssetEdge VUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2009 and 2008, were $5,544,817 and $4,255,674, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2009, follows.

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
            2009                 0.35%    1.00%   $   5.34  $   9.81    1,764,880  $12,294,436     19.87%     20.17%       0.63%
            2008                 0.75%    1.00%       4.45      8.16    2,303,857   12,045,256    -43.07%    -42.92%       0.00%
            2007                 0.75%    1.00%       7.79     14.30    2,363,019   21,596,168     10.90%     11.18%       0.00%
            2006                 0.75%    1.00%      12.33     12.33    2,498,659   20,544,773      5.45%      5.45%       0.08%
            2005                 0.80%    0.80%      11.69     11.69      233,722    2,731,708      7.97%      7.97%       0.07%
AIM V.I. CORE EQUITY
            2009                 0.35%    0.90%       8.93     12.17    1,617,214   16,280,373     27.15%     27.34%       1.79%
            2008                 0.75%    0.90%       7.01      9.56    2,077,680   15,227,547    -30.77%    -30.66%       2.15%
            2007                 0.75%    0.90%      10.12     13.79    2,276,561   24,067,209      7.15%      7.31%       1.10%
            2006       4/28/06   0.75%    0.90%       9.43     12.85    2,410,740   23,832,376      8.50%      8.61%       0.56%
AIM V.I. DIVERSIFIED INCOME
            2009                 0.80%    0.80%      11.19     11.19       45,779      512,493     10.19%     10.19%      10.30%
            2008                 0.80%    0.80%      10.16     10.16       49,266      500,508    -16.40%    -16.40%       8.88%
            2007                 0.80%    0.80%      12.15     12.15       58,213      707,450      0.91%      0.91%       7.24%
            2006                 0.80%    0.80%      12.04     12.04       58,717      707,107      3.65%      3.65%       6.80%
            2005                 0.80%    0.80%      11.62     11.62       53,025      616,093      2.08%      2.08%       6.04%
AIM V.I. INTERNATIONAL GROWTH
            2009                 0.35%    0.90%      13.72     17.39      401,748    6,036,397     34.03%     34.23%       1.48%
            2008                 0.75%    1.00%      10.24     13.84      503,827    5,673,697    -40.98%    -40.83%       0.54%
            2007                 0.75%    1.00%      17.32     23.45      568,487   10,792,000     13.57%     13.86%       0.41%
            2006                 0.75%    1.00%      15.24     20.65      585,021    9,766,594     26.95%     27.28%       1.08%
            2005                 0.75%    1.00%      11.99     16.27      549,225    7,184,524     16.75%     17.05%       0.70%
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2009                 0.10%    1.00%       8.64     11.92      236,617    2,627,618     51.96%     53.32%       0.00%
            2008                 0.10%    1.00%       5.89      7.81      178,720    1,317,841    -47.89%    -47.63%       0.00%
            2007                 0.50%    1.00%      13.20     14.91      178,937    2,522,503     18.99%     19.60%       0.00%
            2006                 0.50%    1.00%      11.08     12.47      143,191    1,680,232      7.54%      8.10%       0.00%
            2005                 0.50%    1.00%      10.29     11.53      128,019    1,381,231      2.83%      3.35%       0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2009                 0.10%    0.90%       6.90     10.91    1,195,332   12,137,182     19.74%     20.70%       4.22%
            2008                 0.10%    1.00%       5.74      9.35    1,200,004   10,253,479    -41.20%    -40.90%       2.08%
            2007                 0.50%    1.00%      13.05     15.90    1,164,357   16,979,485      4.07%      4.59%       1.45%
            2006                 0.50%    1.00%      12.47     15.28    1,147,240   16,119,649     16.12%     16.70%       1.39%
            2005                 0.50%    1.00%      11.27     13.16    1,021,702   12,437,386      3.81%      4.34%       1.43%
ABVPSF INTERNATIONAL VALUE CLASS A
            2009                 0.10%    0.90%       6.09      7.85      732,075    5,538,660     33.47%     34.55%       1.46%
            2008                 0.10%    0.90%       4.55      5.86      647,410    3,684,627    -53.60%    -53.42%       1.11%
            2007                 0.50%    0.90%      12.50     12.58      388,765    4,849,818      4.89%      5.31%       1.17%
            2006       5/24/06   0.50%    0.90%      11.92     11.95      133,275    1,590,746      9.55%     24.74%       0.01%
ABVPSF LARGE CAP GROWTH CLASS A
            2009                 0.35%    0.90%      10.37     11.90      180,665    1,982,398     36.28%     36.83%       0.15%
            2008                 0.50%    0.90%       7.61      8.69      187,635    1,504,118    -40.20%    -39.96%       0.00%
            2007                 0.50%    0.90%      12.73     14.48      191,705    2,566,420     12.90%     13.37%       0.00%
            2006                 0.50%    0.90%      11.27     12.77      183,380    2,167,737     -1.34%     -0.94%       0.00%
            2005                 0.50%    0.90%      11.42     12.76      207,677    2,451,924     14.11%     14.57%       0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2009                 0.10%    1.00%       8.04     19.82      821,046   11,513,033     41.43%     42.72%       1.10%
            2008                 0.10%    1.00%       5.66     14.02      864,468    8,724,818    -36.22%    -35.90%       0.73%
            2007                 0.50%    1.00%      12.94     21.98      756,901   12,056,607      0.69%      1.20%       0.90%
            2006                 0.50%    1.00%      12.79     21.82      625,164   10,122,246     13.28%     13.85%       0.42%
            2005                 0.50%    1.00%      11.68     19.26      490,156    7,360,063      5.85%      6.38%       0.71%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION
            2009                 0.10%    0.90%   $  10.50  $  12.94    1,261,552  $15,247,730      9.46%     10.34%       2.17%
            2008                 0.10%    0.90%      10.55     11.77      722,975    8,175,893     -2.16%     -1.77%       5.01%
            2007                 0.50%    0.90%      11.10     11.98      634,123    7,341,972      8.69%      9.12%       4.77%
            2006                 0.50%    0.90%      10.17     10.98      525,134    5,605,032      0.97%      1.38%       3.51%
            2005                 0.50%    0.90%      10.19     10.83      368,148    3,912,014      0.90%      1.30%       4.95%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2009                 0.10%    0.90%       8.88     15.63    1,038,575   14,155,195     41.03%     42.16%       1.48%
            2008                 0.10%    0.90%       6.40     11.04      957,738    9,683,013    -38.94%    -38.70%       2.00%
            2007                 0.50%    0.90%      16.10     18.01      732,305   12,470,814     13.82%     14.28%       2.92%
            2006                 0.50%    0.90%      14.09     15.76      460,526    6,959,057     19.35%     19.83%       0.86%
            2005                 0.50%    0.90%      12.23     13.15      261,330    3,337,337     13.05%     13.51%       0.65%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2009                 0.10%    1.00%       7.73     24.58    1,533,469   23,851,732     59.64%     61.14%       0.27%
            2008                 0.10%    1.00%       4.82     15.40    1,400,471   13,941,947    -53.98%    -53.75%       0.00%
            2007                 0.50%    1.00%      18.17     33.46    1,433,504   31,838,941     20.20%     20.82%       2.94%
            2006                 0.50%    1.00%      15.08     27.84    1,339,444   25,120,813     22.78%     23.43%       0.46%
            2005                 0.50%    1.00%      12.25     22.67    1,172,972   18,068,003     24.10%     24.73%       0.97%
AMERICAN FUNDS GROWTH CLASS 2
            2009                 0.10%    1.00%       7.81     14.88    8,302,871   95,962,947     38.03%     39.27%       0.66%
            2008                 0.10%    1.00%       5.67     10.78    8,768,998   72,825,695    -44.53%    -44.25%       0.87%
            2007                 0.50%    1.00%      11.94     19.44    7,941,147  119,671,398     11.23%     11.79%       0.80%
            2006                 0.50%    1.00%      10.71     17.48    7,394,487   99,994,576      9.12%      9.67%       0.83%
            2005                 0.50%    1.00%       9.79     16.02    6,865,411   84,660,023     15.04%     15.61%       0.74%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2009                 0.10%    1.00%       7.82     13.79    6,411,838   73,550,733     29.93%     31.11%       1.62%
            2008                 0.10%    1.00%       6.00     10.60    6,615,211   59,393,634    -38.47%    -38.16%       1.81%
            2007                 0.50%    1.00%      13.08     17.21    6,190,959   91,102,111      4.00%      4.52%       1.56%
            2006                 0.50%    1.00%      12.52     16.53    5,699,653   81,455,225     14.06%     14.63%       1.60%
            2005                 0.50%    1.00%      11.20     14.48    5,432,375   68,532,346      4.78%      5.30%       1.41%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2009                 0.10%    1.00%       8.48     19.73    3,053,045   48,521,187     41.65%     42.93%       1.54%
            2008                 0.10%    1.00%       6.24     13.93    2,985,439   34,913,432    -42.70%    -42.41%       2.00%
            2007                 0.50%    1.00%      17.50     24.31    2,749,494   57,707,080     18.83%     19.42%       1.61%
            2006                 0.50%    1.00%      14.65     20.46    2,325,308   41,733,581     17.80%     18.38%       1.75%
            2005                 0.50%    1.00%      13.16     17.37    1,959,489   30,470,221     20.30%     20.90%       1.72%
BLACKROCK GLOBAL ALLOCATION V.I.
            2009       6/19/09   0.10%    0.90%      10.68     11.70      202,100    2,356,164      0.28%     16.59%       3.20%
DELAWARE VIP DIVERSIFIED INCOME
            2009                 0.10%    0.90%      11.76     15.08    2,357,608   33,684,080     25.82%     26.83%       4.83%
            2008                 0.10%    0.90%       9.81     11.93    1,145,937   12,962,662     -5.40%     -5.02%       3.82%
            2007                 0.50%    0.90%      11.51     12.57    1,032,963   12,358,079      6.67%      7.10%       2.73%
            2006                 0.50%    0.90%      10.75     11.73      679,400    7,668,721      6.95%      7.38%       1.42%
            2005                 0.50%    0.90%      10.14     10.93      440,376    4,692,653     -1.34%     -0.94%       0.66%
DELAWARE VIP EMERGING MARKETS
            2009                 0.10%    0.90%       8.48     42.54    1,022,259   24,243,932     76.52%     77.93%       1.29%
            2008                 0.10%    0.90%       5.82     24.09      832,658   13,022,044    -51.99%    -51.80%       1.68%
            2007                 0.50%    0.90%      21.96     50.18      779,035   27,909,618     37.61%     38.16%       1.52%
            2006                 0.50%    0.90%      15.89     36.46      659,640   17,993,752     26.00%     26.51%       1.35%
            2005                 0.50%    0.90%      14.56     28.94      631,793   15,081,737     26.34%     26.85%       0.29%
DELAWARE VIP HIGH YIELD
            2009                 0.10%    1.00%      10.85     19.35    1,153,480   18,027,233     47.50%     48.82%       6.68%
            2008                 0.10%    1.00%       7.32     13.12      945,869   10,140,055    -24.93%    -24.55%       8.61%
            2007                 0.50%    1.00%      12.03     17.47    1,007,976   14,413,211      1.77%      2.28%       6.42%
            2006                 0.50%    1.00%      11.81     17.17      923,725   13,098,859     11.33%     11.89%       6.34%
            2005                 0.50%    1.00%      10.60     15.42      771,649   10,057,594      2.55%      3.07%       6.37%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME
            2009                 0.10%    0.90%   $  11.12  $  12.16      194,708  $ 2,302,516     11.78%     12.68%       3.63%
            2008                 0.10%    0.90%      10.14     10.83       96,251    1,027,888     -1.18%     -0.79%       4.69%
            2007                 0.50%    0.90%      10.67     10.92       20,715      224,789      3.53%      3.97%       4.83%
            2006                 0.50%    0.90%      10.46     10.50       11,544      120,701      3.78%      4.05%       4.52%
            2005       7/13/05   0.50%    0.75%      10.08     10.09        4,896       49,341      0.21%      0.44%       1.97%
DELAWARE VIP REIT
            2009                 0.10%    0.90%       9.69     24.52    1,192,262   17,178,934     22.21%     22.70%       4.69%
            2008                 0.50%    0.90%       7.90     20.06    1,239,075   15,119,282    -35.64%    -35.38%       2.33%
            2007                 0.50%    0.90%      12.22     31.18    1,235,576   23,556,721    -14.71%    -14.37%       1.38%
            2006                 0.50%    0.90%      14.27     36.55    1,186,561   28,721,416     31.44%     31.97%       1.81%
            2005                 0.50%    0.90%      11.64     27.81    1,021,761   19,807,181      6.21%      6.64%       1.83%
DELAWARE VIP SMALL CAP VALUE
            2009                 0.10%    1.00%       7.76     22.90    1,903,771   29,320,934     30.52%     31.70%       0.99%
            2008                 0.10%    1.00%       5.92     17.53    2,184,672   26,897,132    -30.58%    -30.23%       0.76%
            2007                 0.50%    1.00%      12.32     25.23    2,175,595   39,581,908     -7.55%     -7.09%       0.50%
            2006                 0.50%    1.00%      13.26     27.26    2,116,606   43,419,194     15.04%     15.61%       0.24%
            2005                 0.50%    1.00%      12.08     23.67    1,958,046   36,186,924      8.33%      8.87%       0.36%
DELAWARE VIP TREND
            2009                 0.10%    1.00%       8.26     17.17    1,223,076   16,167,963     53.19%     53.95%       0.00%
            2008                 0.50%    1.00%       5.37     11.19    1,392,405   11,988,101    -47.27%    -47.00%       0.00%
            2007                 0.50%    1.00%      13.38     21.17    1,362,908   22,380,539      9.65%     10.20%       0.00%
            2006                 0.50%    1.00%      12.19     19.27    1,490,436   22,253,238      6.52%      7.06%       0.00%
            2005                 0.50%    1.00%      11.43     18.06    1,557,042   22,013,285      4.81%      5.33%       0.00%
DELAWARE VIP U.S. GROWTH
            2009                 0.10%    0.90%       8.60     11.80      117,501    1,194,274     42.01%     43.18%       0.23%
            2008                 0.10%    0.90%       6.76      8.28       91,631      656,223    -43.17%    -42.94%       0.04%
            2007                 0.50%    0.90%      11.85     14.51       74,970      945,719     11.55%     12.00%       0.00%
            2006                 0.50%    0.90%      10.92     12.95       70,620      807,836      1.40%      1.80%       0.00%
            2005                 0.50%    0.90%      10.75     12.43       74,695      836,244     13.62%     14.08%       0.54%
DELAWARE VIP VALUE
            2009                 0.10%    0.90%       6.90     11.77      999,678   10,939,033     16.91%     17.85%       3.10%
            2008                 0.10%    0.90%       5.88     10.05    1,016,581    9,582,472    -34.02%    -33.76%       2.91%
            2007                 0.50%    0.90%      12.74     15.21    1,049,683   15,121,334     -3.59%     -3.21%       1.52%
            2006                 0.50%    0.90%      13.17     15.75      915,132   13,833,284     22.99%     23.48%       1.36%
            2005                 0.50%    0.90%      11.39     12.79      617,122    7,687,908      5.08%      5.50%       1.47%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2009        6/9/09   0.10%    0.90%      11.55     11.61       11,847      137,131      0.54%     14.16%       0.00%
DWS VIP EAFE EQUITY INDEX CLASS A
            2005                 0.00%    0.00%         --        --           --           --      0.00%      0.00%       2.51%
DWS VIP EQUITY 500 INDEX CLASS A
            2009                 0.35%    0.90%       9.07     11.55    3,677,800   37,723,782     25.19%     25.69%       2.82%
            2008                 0.50%    0.90%       7.23      9.21    4,261,462   33,610,627    -37.72%    -37.47%       2.46%
            2007                 0.50%    0.90%      11.60     14.76    4,784,358   60,636,247      4.35%      4.77%       1.50%
            2006                 0.50%    0.90%      11.10     14.13    4,914,527   59,499,412     14.49%     14.95%       1.18%
            2005                 0.50%    0.90%       9.68     12.32    5,441,256   57,222,262      3.74%      4.15%       1.53%
DWS VIP SMALL CAP INDEX CLASS A
            2009                 0.35%    0.90%      10.69     15.17      731,153    9,429,560     25.44%     25.94%       1.80%
            2008                 0.50%    0.90%       8.52     12.09      755,313    7,820,495    -34.71%    -34.45%       1.63%
            2007                 0.50%    0.90%      13.03     18.52      862,949   13,621,697     -2.78%     -2.39%       0.86%
            2006                 0.50%    0.90%      13.35     19.05      855,091   13,991,020     16.44%     16.91%       0.63%
            2005                 0.50%    0.90%      11.57     16.36      788,123   11,235,210      3.33%      3.74%       0.61%
FIDELITY VIP ASSET MANAGER
            2009                 0.80%    0.80%      13.42     13.42       50,453      676,939     28.08%     28.08%       2.20%
            2008                 0.80%    0.80%      10.48     10.48       65,992      691,287    -29.29%    -29.29%       2.67%
            2007                 0.80%    0.80%      14.81     14.81       58,676      869,220     14.58%     14.58%       6.15%
            2006                 0.80%    0.80%      12.93     12.93       57,892      748,450      6.46%      6.46%       2.62%
            2005                 0.80%    0.80%      12.14     12.14       60,501      734,702      3.22%      3.22%       2.76%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2009                 0.10%    0.90%   $   8.08  $  14.78    3,626,482  $47,395,495     34.45%     35.53%       1.33%
            2008                 0.10%    0.90%       6.17     10.98    3,600,354   35,691,033    -43.13%    -42.90%       0.93%
            2007                 0.50%    0.90%      15.48     19.27    3,475,642   61,663,183     16.46%     16.92%       0.90%
            2006                 0.50%    0.90%      13.24     16.53    3,133,407   48,418,152     10.59%     11.03%       1.15%
            2005                 0.50%    0.90%      12.55     14.92    2,603,278   36,885,328     15.80%     16.26%       0.18%
FIDELITY VIP EQUITY-INCOME
            2009                 0.80%    0.80%      11.96     11.96      241,071    2,883,195     29.17%     29.17%       2.19%
            2008                 0.80%    0.80%       9.26      9.26      275,521    2,551,056    -43.11%    -43.11%       2.52%
            2007                 0.80%    0.80%      16.28     16.28      296,277    4,822,136      0.72%      0.72%       1.76%
            2006                 0.80%    0.80%      16.16     16.16      334,521    5,405,561     19.24%     19.24%       3.31%
            2005                 0.80%    0.80%      13.55     13.55      402,396    5,453,343      5.02%      5.02%       1.61%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2009                 0.50%    1.00%       9.89     11.86      469,290    5,178,434     28.74%     29.39%       2.17%
            2008                 0.50%    1.00%       7.68      9.21      527,003    4,509,403    -43.28%    -42.99%       2.52%
            2007                 0.50%    1.00%      13.52     16.24      511,636    7,701,467      0.42%      0.91%       1.72%
            2006                 0.50%    1.00%      13.45     16.17      507,718    7,598,666     18.89%     19.48%       3.21%
            2005                 0.50%    1.00%      11.30     13.60      490,143    6,161,370      4.71%      5.24%       1.39%
FIDELITY VIP GROWTH SERVICE CLASS
            2009                 0.10%    0.90%       5.97     10.14      727,117    5,631,760     27.00%     28.02%       0.33%
            2008                 0.10%    0.90%       4.70      7.96      898,103    5,363,097    -47.71%    -47.50%       0.72%
            2007                 0.50%    0.90%       8.98     15.20      888,887    9,997,190     25.73%     26.24%       0.62%
            2006                 0.50%    0.90%       7.14     12.07      865,736    7,531,657      5.78%      6.20%       0.27%
            2005                 0.50%    0.90%       6.75     11.39      874,064    7,058,638      4.73%      5.15%       0.38%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2009                 0.35%    0.90%       6.62      8.72      290,515    2,542,261     44.41%     44.63%       0.37%
            2008                 0.75%    0.90%       4.58      6.03      424,860    1,987,120    -55.46%    -55.40%       0.37%
            2007                 0.75%    0.90%      10.26     13.52      424,150    4,452,849     21.94%     22.12%       0.00%
            2006                 0.75%    0.90%       8.40     11.07      450,665    3,878,868      4.36%      4.51%       0.70%
            2005                 0.75%    0.90%       8.04     10.59      559,457    4,579,023      7.89%      8.05%       0.82%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2009                 0.35%    0.90%      11.89     15.22      118,720    1,475,429     42.49%     42.70%       7.70%
            2008                 0.75%    0.90%       8.35     10.67      127,982    1,105,974    -25.74%    -25.62%       8.67%
            2007                 0.75%    0.90%      11.24     14.34      139,905    1,628,414      1.74%      1.89%       8.35%
            2006                 0.75%    0.90%      11.05     14.08      140,532    1,610,780     10.18%     10.35%       7.39%
            2005                 0.75%    0.90%      10.03     12.76      165,831    1,714,771      1.60%      1.76%      16.08%
FIDELITY VIP INVESTMENT GRADE BOND
            2009                 0.80%    0.80%      17.30     17.30      116,790    2,020,046     14.80%     14.80%       9.05%
            2008                 0.80%    0.80%      15.07     15.07      136,215    2,052,274     -4.02%     -4.02%       4.19%
            2007                 0.80%    0.80%      15.70     15.70      161,347    2,532,753      3.52%      3.52%       4.08%
            2006                 0.80%    0.80%      15.16     15.16      174,935    2,652,791      3.52%      3.52%       3.97%
            2005                 0.80%    0.80%      14.65     14.65      178,343    2,612,574      1.38%      1.38%       3.68%
FIDELITY VIP MID CAP SERVICE CLASS
            2009                 0.10%    0.90%       8.53     13.18      770,556    9,234,255     38.76%     39.87%       0.64%
            2008                 0.10%    0.90%       6.24      9.46      658,058    5,815,696    -40.05%    -39.81%       0.38%
            2007                 0.50%    0.90%      12.07     15.72      494,616    7,535,268     14.45%     15.10%       0.71%
            2006                 0.50%    0.90%      13.57     13.66      251,713    3,368,823     11.58%     12.03%       0.15%
            2005        6/2/05   0.50%    0.90%      12.16     12.19       76,026      925,977     -0.84%     16.52%       0.00%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2009                 0.10%    0.90%       7.19     14.77      401,749    5,122,752     25.31%     26.31%       2.16%
            2008                 0.10%    0.90%       5.85     11.77      383,331    3,987,824    -44.37%    -44.14%       2.65%
            2007                 0.50%    0.90%      17.07     21.12      356,920    6,803,849     16.16%     16.62%       3.36%
            2006                 0.50%    0.90%      14.64     18.15      290,728    4,819,727     16.89%     17.39%       0.68%
            2005                 0.50%    0.90%      13.08     15.51      225,598    3,312,085     17.91%     18.38%       0.49%
FTVIPT FRANKLIN INCOME SECURITIES
            2009                 0.10%    0.90%       9.10     11.12      617,058    6,466,885     34.66%     35.75%       8.45%
            2008                 0.10%    0.90%       6.74      8.22      470,297    3,768,725    -30.04%    -29.76%       5.72%
            2007                 0.50%    0.90%      11.63     11.70      313,897    3,611,934      3.08%      3.49%       3.37%
            2006       6/20/06   0.50%    0.90%      11.28     11.31       67,037      757,381      6.73%     12.84%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
            2009                 0.10%    1.00%   $   8.14  $  13.26      736,926  $ 8,605,445     42.51%     43.80%       0.00%
            2008                 0.10%    1.00%       5.69      9.30      737,632    6,106,588    -42.92%    -42.63%       0.00%
            2007                 0.50%    1.00%      13.43     16.30      675,263    9,847,537     10.40%     10.95%       0.00%
            2006                 0.50%    1.00%      12.16     14.76      542,178    7,244,545      7.87%      8.41%       0.00%
            2005                 0.50%    1.00%      11.30     13.69      483,307    6,037,721      4.04%      4.56%       0.00%
FTVIPT MUTUAL SHARES SECURITIES
            2009                 0.10%    0.90%       7.46      9.25      532,773    4,691,240     25.21%     26.22%       2.33%
            2008                 0.10%    0.90%       5.94      7.36      369,941    2,643,660    -37.50%    -37.25%       3.50%
            2007                 0.50%    0.90%      11.65     11.73      245,698    2,856,336      2.79%      3.21%       1.57%
            2006       6/16/06   0.50%    0.90%      11.34     11.37       65,437      742,684      5.30%     14.90%       0.00%
FTVIPT TEMPLETON FOREIGN SECURITIES
            2009                 0.80%    0.80%      14.74     14.74      180,272    2,656,873     36.25%     36.25%       3.75%
            2008                 0.80%    0.80%      10.82     10.82      219,383    2,373,109    -40.71%    -40.71%       2.65%
            2007                 0.80%    0.80%      18.24     18.24      226,059    4,124,438     14.87%     14.87%       2.08%
            2006                 0.80%    0.80%      15.88     15.88      252,347    4,008,202     20.73%     20.73%       1.37%
            2005                 0.80%    0.80%      13.16     13.16      267,099    3,514,129      9.60%      9.60%       1.29%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2009                 0.35%    0.90%      13.45     14.12      309,055    4,364,334     35.81%     36.02%       3.52%
            2008                 0.75%    0.90%       9.88     10.40      434,158    4,430,820    -40.91%    -40.82%       2.37%
            2007                 0.75%    0.90%      16.70     17.60      449,769    7,765,062     14.42%     14.59%       1.97%
            2006                 0.75%    0.90%      14.58     15.38      483,284    7,282,249     20.36%     20.54%       1.21%
            2005                 0.75%    0.90%      12.09     12.78      559,713    6,992,790      9.18%      9.35%       1.16%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION
            2009                 0.80%    0.80%      18.85     18.85       55,094    1,038,440     21.24%     21.24%       9.36%
            2008                 0.80%    0.80%      15.55     15.55       50,724      788,610    -25.57%    -25.57%      10.77%
            2007                 0.80%    0.80%      20.89     20.89       41,692      870,816      9.44%      9.44%      16.99%
            2006                 0.80%    0.80%      19.08     19.08       51,499      982,852     20.42%     20.42%       7.62%
            2005                 0.80%    0.80%      15.85     15.85       60,248      954,825      3.03%      3.03%       4.01%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES
            2009                 0.10%    0.90%      12.08     15.54      803,344   11,702,647     17.92%     18.86%      14.87%
            2008                 0.10%    0.90%      11.08     13.13      430,268    5,492,483      5.51%      5.93%       3.76%
            2007                 0.50%    0.90%      11.62     12.39      333,508    4,078,634     10.28%     10.72%       2.70%
            2006                 0.50%    0.90%      11.12     11.19      129,179    1,441,916     12.13%     12.58%       2.92%
            2005        6/2/05   0.50%    0.90%       9.92      9.94       67,928      675,128     -0.48%      1.69%       0.36%
FTVIPT TEMPLETON GROWTH SECURITIES
            2009                 0.50%    0.90%      10.36     15.23      541,857    6,542,943     30.16%     30.68%       3.66%
            2008                 0.50%    0.90%       7.93     11.69      625,020    5,763,916    -42.65%    -42.42%       2.08%
            2007                 0.50%    0.90%      13.77     20.36      607,307    9,850,621      1.63%      2.04%       1.48%
            2006                 0.50%    0.90%      13.49     20.01      599,467    9,693,624     21.11%     21.59%       1.43%
            2005                 0.50%    0.90%      11.83     16.51      514,487    7,027,823      8.08%      8.51%       1.17%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2009                 0.35%    0.90%      11.81     14.96      123,850    1,774,377     29.93%     30.12%       3.06%
            2008                 0.75%    0.90%       9.08     11.51      185,308    2,050,155    -42.84%    -42.75%       1.80%
            2007                 0.75%    0.90%      15.86     20.14      191,240    3,716,605      1.43%      1.58%       1.21%
            2006                 0.75%    0.90%      15.61     19.86      260,667    4,987,443     20.72%     20.90%       1.32%
            2005                 0.75%    0.90%      12.91     16.45      271,772    4,304,206      7.89%      8.05%       1.13%
JANUS ASPEN SERIES BALANCED
            2009                 0.35%    0.90%      14.77     16.33      716,238   10,961,302     24.76%     24.95%       3.00%
            2008                 0.75%    0.90%      11.82     13.09      804,674   10,317,188    -16.59%    -16.47%       2.66%
            2007                 0.75%    0.90%      14.15     15.69      856,695   13,155,059      9.55%      9.71%       2.57%
            2006                 0.75%    0.90%      12.90     14.33      893,064   12,509,778      9.73%      9.89%       2.10%
            2005                 0.75%    0.90%      11.74     13.06    1,027,833   13,105,959      6.98%      7.14%       2.25%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
            2009                 0.50%    0.90%      13.89     15.31      546,133    8,290,876     24.46%     24.96%       2.90%
            2008                 0.50%    0.90%      11.16     12.28      453,794    5,521,434    -16.81%    -16.48%       2.42%
            2007                 0.50%    0.90%      13.42     14.74      489,711    7,148,113      9.30%      9.74%       2.28%
            2006                 0.50%    0.90%      12.28     13.47      509,243    6,793,161      9.43%      9.86%       1.89%
            2005                 0.50%    0.90%      11.26     12.29      583,216    7,107,234      6.70%      7.12%       2.19%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES ENTERPRISE SERVICE SHARES
            2009                 0.35%    0.90%   $  13.36  $  16.32      210,235  $ 3,207,842     43.15%     43.72%       0.00%
            2008                 0.50%    0.90%       9.33     11.38      338,101    3,540,603    -44.36%    -44.14%       0.06%
            2007                 0.50%    0.90%      16.77     20.43      304,947    5,740,723     20.65%     21.13%       0.08%
            2006                 0.50%    0.90%      13.90     16.91      228,123    3,516,757     12.29%     12.74%       0.00%
            2005                 0.50%    0.90%      12.38     15.03      250,505    3,439,648     11.02%     11.47%       0.00%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE SHARES
            2009                 0.35%    0.90%       4.36      8.04      327,963    1,491,955     55.49%     55.72%       0.00%
            2008                 0.75%    0.90%       2.81      5.16      343,187      995,979    -44.47%    -44.39%       0.09%
            2007                 0.75%    0.90%       5.05      9.28      340,300    1,784,359     20.61%     20.79%       0.35%
            2006                 0.75%    0.90%       4.19      7.68      340,533    1,481,348      6.86%      7.02%       0.00%
            2005                 0.75%    0.90%       3.92      7.18      370,850    1,521,215     10.55%     10.72%       0.00%
JANUS ASPEN SERIES WORLDWIDE
            2009                 0.35%    0.90%       8.08      9.26      947,937    9,419,526     36.47%     36.67%       1.42%
            2008                 0.75%    0.90%       5.91      6.78    1,182,504    7,851,599    -45.16%    -45.08%       1.22%
            2007                 0.75%    0.90%      10.76     12.34    1,200,110   14,510,684      8.65%      8.81%       0.75%
            2006                 0.75%    0.90%       9.89     11.34    1,291,657   14,362,127     17.14%     17.32%       1.75%
            2005                 0.75%    0.90%       8.43      9.67    1,418,366   13,440,012      4.92%      5.07%       1.37%
JANUS ASPEN SERIES WORLDWIDE SERVICE SHARES
            2009                 0.75%    0.90%       9.89     10.22      223,397    2,248,825     36.17%     36.38%       1.28%
            2008                 0.75%    0.90%       7.26      7.49      237,315    1,751,153    -45.30%    -45.22%       1.02%
            2007                 0.75%    0.90%      13.28     13.67      248,332    3,350,266      8.38%      8.55%       0.56%
            2006                 0.75%    0.90%      12.25     12.60      275,922    3,431,008     16.88%     17.06%       1.64%
            2005                 0.75%    0.90%      10.48     10.76      287,389    3,054,651      4.62%      4.78%       1.16%
LVIP BARON GROWTH OPPORTUNITIES
            2009                 0.50%    0.90%       8.65     11.42       61,413      596,361     37.43%     37.98%       0.00%
            2008                 0.50%    0.90%       6.30      8.27       36,809      262,145    -39.53%    -39.29%       0.00%
            2007        6/7/07   0.50%    0.90%      10.41     13.63       14,413      174,585     -3.31%     -2.19%       0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2009                 0.10%    0.90%       8.07     18.52      451,299    5,720,433     37.09%     38.18%       0.00%
            2008                 0.10%    0.90%       5.87     13.51      443,575    4,434,309    -39.68%    -39.44%       0.00%
            2007                 0.50%    0.90%      10.93     22.40      369,942    6,523,714      2.49%      2.90%       0.00%
            2006                 0.50%    0.90%      17.10     21.85      315,556    6,189,319     14.49%     14.66%       0.00%
            2005                 0.75%    0.90%      14.91     19.09      330,460    5,780,762      2.44%      2.59%       0.00%
LVIP CAPITAL GROWTH
            2009                 0.10%    0.90%       8.03      8.42       46,832      388,563     33.85%     34.73%       0.39%
            2008                 0.10%    0.75%       6.26      6.27       24,297      151,365    -41.93%    -41.88%       1.22%
            2007       9/11/07   0.50%    0.60%      10.78     10.79          284        3,063      1.62%      7.52%       0.13%
LVIP COHEN & STEERS GLOBAL REAL ESTATE
            2009                 0.10%    0.90%       6.49      7.64      467,695    3,093,113     36.59%     37.69%       0.00%
            2008                 0.10%    0.90%       4.75      4.78      295,492    1,412,407    -42.56%    -42.32%       1.38%
            2007       6/13/07   0.50%    0.90%       8.27      8.29      226,750    1,877,620    -13.91%     -7.26%       0.60%
LVIP COLUMBIA VALUE OPPORTUNITIES
            2009                 0.10%    0.90%       7.61      8.37       29,301      229,522     23.53%     24.51%       0.69%
            2008                 0.10%    0.90%       6.19      6.20       20,223      124,965    -34.36%    -34.29%       1.10%
            2007       9/20/07   0.50%    0.60%       9.43      9.44        1,244       11,735     -6.60%     -1.99%       0.16%
LVIP CORE
            2006                 0.50%    0.90%      11.84     11.92       14,085      167,585     12.92%     13.38%       0.98%
            2005        9/7/05   0.50%    0.90%      10.49     10.51        1,772       18,624      1.39%      3.56%       0.35%
LVIP DELAWARE BOND
            2009                 0.10%    0.90%      11.37     18.20    4,144,534   60,492,585     17.84%     18.78%       4.56%
            2008                 0.10%    1.00%       9.97     15.42    3,695,376   48,208,373     -3.89%     -3.41%       4.60%
            2007                 0.50%    1.00%      11.04     16.01    4,094,308   55,685,397      4.40%      4.92%       5.12%
            2006                 0.50%    1.00%      10.52     15.30    3,729,565   49,024,509      3.67%      4.19%       4.61%
            2005                 0.50%    1.00%      10.20     14.72    3,239,974   41,896,349      1.62%      2.13%       4.28%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION
            2009                 0.10%    0.90%   $   8.67  $  13.33      291,766  $ 3,359,155     30.81%     31.88%       1.68%
            2008                 0.10%    0.90%       6.65     10.18      263,590    2,425,259    -33.82%    -33.55%       7.27%
            2007                 0.50%    0.90%      13.10     15.35      204,110    2,860,611      5.42%      5.84%       1.74%
            2006                 0.50%    0.90%      12.37     14.54      159,723    2,165,884     13.48%     13.94%       1.41%
            2005                 0.50%    0.90%      11.58     12.80      130,730    1,576,476      5.85%      6.27%       1.28%
LVIP DELAWARE GROWTH AND INCOME
            2009                 0.10%    0.90%       7.66     10.09      178,548    1,725,741     23.56%     24.56%       1.15%
            2008                 0.10%    0.90%       6.18      8.13      190,583    1,511,079    -36.35%    -36.09%       1.57%
            2007                 0.50%    0.90%      12.59     12.73       88,104    1,105,939      5.17%      5.59%       1.26%
            2006                 0.50%    0.90%      12.03     12.05       53,981      648,125     11.69%     11.80%       1.55%
            2005       7/22/05   0.50%    0.60%      10.77     10.78        1,083       11,675      1.14%      4.83%       2.07%
LVIP DELAWARE SOCIAL AWARENESS
            2009                 0.10%    0.90%       7.97     13.07      244,943    2,913,998     28.84%     29.35%       0.71%
            2008                 0.50%    0.90%       6.16     10.13      268,966    2,438,386    -35.00%    -34.74%       0.95%
            2007                 0.50%    0.90%      12.91     15.57      265,618    3,717,236      2.04%      2.45%       0.87%
            2006                 0.50%    0.90%      12.60     15.23      263,463    3,602,334     11.30%     11.75%       0.92%
            2005                 0.50%    0.90%      11.49     13.66      247,210    3,020,847     11.02%     11.47%       0.90%
LVIP DELAWARE SPECIAL OPPORTUNITIES
            2009                 0.10%    0.90%       7.46      8.10       73,938      565,275     29.27%     30.32%       1.07%
            2008                 0.10%    0.90%       5.77      5.81       75,694      438,975    -37.20%    -36.95%       2.52%
            2007        7/6/07   0.50%    0.90%       9.20      9.22       10,976      101,067     -8.87%      1.05%       1.55%
LVIP GLOBAL INCOME
            2009        6/8/09   0.10%    0.90%      10.29     10.80       25,001      268,959     -1.32%      8.96%       2.60%
LVIP GROWTH
            2006                 0.50%    0.90%      12.00     12.02        5,574       66,933      5.54%      5.65%       0.00%
            2005       7/13/05   0.50%    0.60%      11.37     11.38        1,875       21,340     -0.76%      7.49%       0.00%
LVIP GROWTH OPPORTUNITIES
            2006                 0.50%    0.90%      13.43     13.45        5,894       79,115      9.51%      9.62%       0.00%
            2005       7/25/05   0.50%    0.60%      12.26     12.27          489        6,003      3.01%      5.88%       0.00%
LVIP JANUS CAPITAL APPRECIATION
            2009                 0.10%    0.90%       8.45     12.04      542,063    5,390,532     37.28%     37.84%       0.83%
            2008                 0.50%    0.90%       6.15      8.74      659,165    4,315,071    -41.35%    -41.11%       0.71%
            2007                 0.50%    0.90%      10.49     14.84      638,505    7,057,440     19.34%     19.82%       0.28%
            2006                 0.50%    0.90%       8.79     12.42      637,508    5,806,622      8.68%      9.13%       0.19%
            2005                 0.50%    0.90%       8.09     11.41      681,042    5,669,248      3.27%      3.68%       0.21%
LVIP MARSICO INTERNATIONAL GROWTH
            2009                 0.10%    0.90%       7.01      7.72      204,683    1,569,646     34.63%     35.71%       1.03%
            2008                 0.10%    0.90%       5.67      5.71      154,998      881,866    -49.40%    -49.20%       1.67%
            2007       6/29/07   0.50%    0.90%      11.21     11.24       72,245      811,137     -0.35%     15.97%       1.57%
LVIP MFS VALUE
            2009                 0.10%    0.90%       7.86      8.29      298,523    2,392,317     19.88%     20.84%       1.66%
            2008                 0.10%    0.90%       6.55      6.60      186,690    1,229,617    -32.90%    -32.63%       2.29%
            2007        8/7/07   0.50%    0.90%       9.77      9.79       18,277      178,775     -2.54%      3.19%       1.52%
LVIP MID-CAP VALUE
            2009                 0.10%    0.90%       7.21      8.99      119,121      895,800     41.15%     42.30%       0.60%
            2008                 0.10%    0.90%       5.11      5.14      103,116      529,432    -41.24%    -41.00%       0.43%
            2007       6/20/07   0.50%    0.90%       8.69      8.71       74,959      652,549    -15.27%     -7.42%       0.26%
LVIP MONDRIAN INTERNATIONAL VALUE
            2009                 0.10%    0.90%       7.67     18.40      894,506   12,886,394     20.15%     21.11%       3.31%
            2008                 0.10%    0.90%       6.36     15.29    1,019,835   13,039,760    -37.22%    -36.97%       4.42%
            2007                 0.50%    0.90%      16.38     24.32    1,112,617   23,340,870     10.49%     10.93%       2.07%
            2006                 0.50%    0.90%      14.77     21.97    1,011,598   19,411,607     28.84%     29.36%       3.19%
            2005                 0.50%    0.90%      12.23     17.03      758,771   11,453,277     11.54%     11.98%       2.62%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LVIP MONEY MARKET
            2009                 0.10%    0.90%   $  10.13  $  12.92    4,948,685  $56,162,765     -0.60%      0.20%       0.31%
            2008                 0.10%    0.90%      10.44     12.98    5,974,770   68,869,629      1.43%      1.83%       2.26%
            2007                 0.50%    0.90%      10.99     12.79    4,117,683   47,169,046      4.03%      4.44%       4.85%
            2006                 0.50%    0.90%      10.56     12.28    3,687,559   41,074,646      3.74%      4.16%       4.60%
            2005                 0.50%    0.90%      10.18     11.82    3,272,520   35,376,424      1.87%      2.28%       2.77%
LVIP SSGA BOND INDEX
            2009                 0.10%    0.90%      10.65     10.79      144,657    1,548,064      3.59%      4.42%       2.61%
            2008        7/8/08   0.10%    0.90%      10.28     10.33       31,543      325,092     -0.05%      5.19%       1.07%
LVIP SSGA DEVELOPED INTERNATIONAL 150
            2009                 0.10%    0.90%       7.92      7.99       43,232      342,201     43.85%     44.58%       2.77%
            2008        8/6/08   0.10%    0.60%       5.51      5.53        3,225       17,772    -33.53%      9.84%       3.21%
LVIP SSGA EMERGING MARKETS 100
            2009                 0.10%    0.90%      11.65     11.80      341,217    3,992,695     88.19%     89.70%       3.23%
            2008       7/17/08   0.10%    0.90%       6.19      6.22       13,098       81,262    -38.85%      8.87%       1.27%
LVIP SSGA INTERNATIONAL INDEX
            2009                 0.10%    0.90%       7.33      7.43       54,916      415,928     26.71%     27.74%       2.40%
            2008       6/12/08   0.10%    0.90%       5.79      5.82       10,531       61,056    -36.71%     14.39%       1.68%
LVIP SSGA LARGE CAP 100
            2009                 0.10%    0.90%       8.45      8.52       42,402      364,109     34.51%     35.21%       3.30%
            2008       6/26/08   0.10%    0.60%       6.28      6.30        2,965       18,632    -29.91%      7.07%       0.68%
LVIP SSGA S&P 500 INDEX
            2009                 0.10%    0.90%       7.58      9.37      743,289    6,609,565     24.98%     25.99%       1.40%
            2008                 0.10%    0.90%       6.05      7.47      778,846    5,542,602    -37.76%    -37.51%       7.14%
            2007       4/27/07   0.50%    0.90%       9.69     11.95      120,389    1,397,673     -3.60%     -0.29%       2.05%
LVIP SSGA SMALL-CAP INDEX
            2009                 0.10%    0.90%       7.52      8.59      263,354    2,015,464     24.88%     25.90%       0.82%
            2008                 0.10%    0.90%       6.02      6.06      182,279    1,104,658    -34.57%    -34.30%       2.30%
            2007       6/26/07   0.50%    0.90%       9.20      9.22       31,559      290,854     -8.71%      1.65%       0.98%
LVIP SSGA SMALL-MID CAP 200
            2009                 0.10%    0.90%      10.00     10.08       92,797      927,588     50.75%     51.52%       2.04%
            2008       8/18/08   0.10%    0.60%       6.63      6.65       15,366      101,903    -31.92%     10.21%       1.30%
LVIP T. ROWE PRICE GROWTH STOCK
            2009                 0.10%    0.90%       8.16      8.52      137,077    1,138,377     41.80%     42.94%       0.00%
            2008                 0.10%    0.90%       5.75      5.79       97,116      561,686    -42.37%    -42.14%       0.50%
            2007        7/2/07   0.50%    0.90%       9.98     10.01       22,895      228,895     -5.41%      5.17%       0.33%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2009                 0.10%    0.90%       8.39     12.89      163,611    1,929,193     45.03%     45.61%       0.11%
            2008                 0.50%    0.90%       5.77      8.87      126,954    1,040,570    -43.29%    -43.06%       0.00%
            2007                 0.50%    0.90%      14.15     15.63      107,858    1,593,196     12.57%     13.02%       0.00%
            2006                 0.50%    0.90%      12.52     13.86       39,575      527,916      8.30%      8.74%       0.00%
            2005                 0.50%    0.90%      12.18     12.78       32,958      410,348      8.83%      9.26%       0.00%
LVIP TEMPLETON GROWTH
            2009                 0.10%    0.90%       7.71      8.24       90,209      714,828     26.96%     27.98%       2.28%
            2008                 0.10%    0.90%       6.07      6.11       57,578      351,754    -38.32%    -38.07%       3.85%
            2007        7/6/07   0.50%    0.90%       9.85      9.87        7,824       77,213     -4.15%      7.45%       2.24%
LVIP TURNER MID-CAP GROWTH
            2009                 0.10%    0.90%       7.80      8.22       83,373      681,819     47.09%     48.27%       0.00%
            2008                 0.10%    0.90%       5.53      5.57       45,170      250,983    -49.76%    -49.55%       0.00%
            2007       7/16/07   0.50%    0.90%      11.01     11.04       13,954      153,986     -2.02%      5.89%       0.00%
LVIP WELLS FARGO INTRINSIC VALUE
            2009                 0.10%    0.90%       7.02     11.99      408,367    4,606,714     22.19%     23.19%       1.17%
            2008                 0.10%    0.90%       5.73      9.81      506,068    4,380,051    -38.87%    -38.63%       1.77%
            2007                 0.50%    0.90%      12.34     16.05      428,276    6,085,884      3.42%      3.83%       1.22%
            2006                 0.50%    0.90%      11.93     15.52      423,391    5,842,308     10.25%     10.71%       1.31%
            2005                 0.50%    0.90%      11.75     14.07      412,915    5,198,551      3.56%      3.71%       1.18%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE 2010 PROFILE
            2009                 0.50%    0.90%   $   9.80  $   9.86       26,304  $   257,476     23.47%     23.77%       2.10%
            2008                 0.50%    0.75%       7.97      7.97        1,637       13,025    -24.29%    -24.29%       2.16%
            2007       9/14/07   0.50%    0.50%      10.53     10.53          684        7,200      3.68%      3.68%       0.46%
LVIP WILSHIRE 2020 PROFILE
            2009                 0.10%    0.90%       9.33      9.43       70,980      666,439     24.53%     25.03%       2.12%
            2008                 0.50%    0.90%       7.53      7.54       32,502      244,683    -27.33%    -27.26%       3.11%
            2007       10/5/07   0.50%    0.60%      10.36     10.37        1,201       12,441     -0.34%      0.22%       0.38%
LVIP WILSHIRE 2030 PROFILE
            2009                 0.10%    0.90%       9.09      9.19      106,705      976,397     26.80%     27.31%       1.84%
            2008                 0.50%    0.90%       7.17      7.22       80,748      581,772    -31.40%    -31.12%       1.46%
            2007       7/20/07   0.50%    0.90%      10.45     10.48       18,646      195,259     -0.03%      4.84%       0.52%
LVIP WILSHIRE 2040 PROFILE
            2009                 0.10%    0.90%       8.45      8.61      334,303    2,956,721     29.78%     30.82%       1.64%
            2008                 0.10%    0.90%       6.56      6.61      110,289      727,180    -36.12%    -35.87%       0.93%
            2007       8/17/07   0.50%    0.90%      10.28     10.30       18,079      186,184     -3.41%      7.38%       0.91%
LVIP WILSHIRE AGGRESSIVE PROFILE
            2009                 0.10%    0.90%       7.85     11.20      669,393    6,656,614     29.62%     30.67%       7.05%
            2008                 0.10%    0.90%       6.04      8.60      488,017    3,869,571    -40.99%    -40.76%       0.69%
            2007                 0.50%    0.90%      14.37     14.52      248,522    3,586,104     10.02%     10.46%       1.13%
            2006                 0.50%    0.90%      13.06     13.15       97,709    1,282,590     15.50%     15.96%       1.06%
            2005       6/15/05   0.50%    0.90%      11.31     11.34       13,081      148,138      3.23%      8.67%       0.00%
LVIP WILSHIRE CONSERVATIVE PROFILE
            2009                 0.10%    0.90%      10.09     12.42      452,332    5,208,513     23.73%     24.73%       4.85%
            2008                 0.10%    0.90%       9.85     10.00      277,103    2,669,009    -19.17%    -18.85%       1.74%
            2007                 0.50%    0.90%      12.19     12.32      161,649    1,988,703      6.81%      7.24%       3.49%
            2006                 0.50%    0.90%      11.41     11.47       14,124      161,888      8.36%      8.69%       1.75%
            2005      10/14/05   0.60%    0.90%      10.53     10.55        3,833       40,388      1.87%      2.75%       0.00%
LVIP WILSHIRE MODERATE PROFILE
            2009                 0.10%    0.90%       9.40     12.21    3,204,727   35,730,922     26.89%     27.91%       4.83%
            2008                 0.10%    0.90%       7.48      9.59    1,834,416   16,763,234    -27.27%    -26.98%       2.31%
            2007                 0.50%    0.90%      12.99     13.13    1,331,965   17,424,811      8.29%      8.72%       1.58%
            2006                 0.50%    0.90%      12.00     12.08      853,856   10,300,685     11.03%     11.48%       1.22%
            2005        7/8/05   0.50%    0.90%      10.81     10.83      462,412    5,008,456      1.28%      4.30%       0.00%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2009                 0.10%    0.90%       8.65     11.66    2,696,664   29,419,026     27.87%     28.90%       4.72%
            2008                 0.10%    0.90%       6.74      9.08    2,131,706   18,608,556    -34.02%    -33.75%       1.19%
            2007                 0.50%    0.90%      13.57     13.71    1,408,883   19,114,010      8.83%      9.26%       1.97%
            2006                 0.50%    0.90%      12.47     12.55      595,647    7,466,422     13.12%     13.57%       1.43%
            2005       6/17/05   0.50%    0.90%      11.02     11.05      190,526    2,104,287      1.92%      5.70%       0.00%
M FUND BRANDES INTERNATIONAL EQUITY
            2009                 0.50%    0.90%       7.34     19.46      168,632    2,133,646     24.16%     24.66%       2.45%
            2008                 0.50%    0.90%       9.43     15.65      165,195    1,744,066    -40.38%    -40.14%       3.44%
            2007                 0.50%    0.90%      15.75     26.21      155,389    2,816,997      7.04%      7.47%       2.21%
            2006                 0.50%    0.90%      14.65     24.45      129,365    2,247,144     25.65%     26.15%       1.55%
            2005                 0.50%    0.90%      12.70     19.43      107,617    1,508,085      9.56%     10.00%       2.47%
M FUND BUSINESS OPPORTUNITY VALUE
            2009                 0.50%    0.90%       7.82     15.36      119,933    1,319,492     23.47%     23.96%       0.89%
            2008                 0.50%    0.90%       8.62     12.42      128,277    1,189,188    -35.07%    -34.81%       0.05%
            2007                 0.50%    0.90%      13.22     19.10       79,888    1,156,518      4.50%      4.91%       0.70%
            2006                 0.50%    0.90%      12.60     18.25       62,077      881,219     12.87%     13.32%       0.62%
            2005                 0.50%    0.90%      12.43     16.14       42,021      540,753      6.84%      7.27%       1.15%
M FUND FRONTIER CAPITAL APPRECIATION
            2009                 0.50%    0.90%       8.57     18.98       61,913      856,666     47.27%     47.86%       0.04%
            2008                 0.50%    0.90%       9.16     12.87       62,565      614,808    -42.55%    -42.32%       0.00%
            2007                 0.50%    0.90%      15.88     22.36       53,180      930,893     10.91%     11.36%       0.00%
            2006                 0.50%    0.90%      14.26     20.13       48,022      795,824     15.30%     15.77%       0.00%
            2005                 0.50%    0.90%      12.99     17.44       21,666      347,327     14.10%     14.55%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
M FUND M LARGE CAP GROWTH
            2009                 0.50%    0.90%   $   7.76  $  14.08      138,771  $ 1,566,643     36.17%     36.72%       0.69%
            2008                 0.50%    0.90%       7.88     10.32      161,889    1,381,095    -49.43%    -49.23%       0.02%
            2007                 0.50%    0.90%      15.52     20.38       88,839    1,517,965     21.33%     21.82%       0.41%
            2006                 0.50%    0.90%      12.74     16.77       75,855    1,084,471      7.55%      7.98%       0.65%
            2005                 0.50%    0.90%      12.86     15.57       68,594      910,852     12.91%     13.35%       0.73%
MFS VIT CORE EQUITY
            2009                 0.50%    0.90%      10.41     11.62       69,112      747,668     31.25%     31.77%       1.69%
            2008                 0.50%    0.90%       7.93      8.82       66,579      550,044    -39.70%    -39.46%       0.83%
            2007                 0.50%    0.90%      13.15     14.56       68,662      937,063     10.15%     10.60%       0.33%
            2006                 0.50%    0.90%      11.94     13.17       72,642      902,388     12.78%     13.23%       0.44%
            2005                 0.50%    0.90%      10.59     11.63       68,045      748,013      0.77%      1.18%       0.75%
MFS VIT GROWTH
            2009                 0.10%    0.90%       8.43     13.77      924,172   10,061,344     36.44%     37.54%       0.31%
            2008                 0.10%    0.90%       6.89     10.08    1,036,664    7,763,842    -37.98%    -37.73%       0.23%
            2007                 0.50%    0.90%      11.10     16.23    1,102,410   13,301,982     20.09%     20.57%       0.00%
            2006                 0.50%    0.90%       9.23     13.49    1,167,363   11,734,895      6.92%      7.36%       0.00%
            2005                 0.50%    0.90%       8.62     12.60    1,318,447   12,351,770      8.21%      8.64%       0.00%
MFS VIT TOTAL RETURN
            2009                 0.10%    0.90%       8.83     15.43    1,931,371   24,571,274     16.97%     17.91%       3.60%
            2008                 0.10%    1.00%       7.53     13.18    1,989,435   22,162,954    -22.91%    -22.52%       3.13%
            2007                 0.50%    1.00%      12.04     17.06    2,088,500   30,358,834      3.18%      3.70%       2.49%
            2006                 0.50%    1.00%      11.61     16.50    2,007,091   28,589,897     10.78%     11.34%       2.32%
            2005                 0.50%    1.00%      10.72     14.87    1,987,322   25,878,371      1.80%      2.31%       1.95%
MFS VIT UTILITIES
            2009                 0.10%    0.90%       8.10     24.85    1,301,366   23,080,444     32.02%     33.09%       5.07%
            2008                 0.10%    0.90%       6.57     18.79    1,185,852   16,999,209    -38.23%    -37.98%       1.53%
            2007                 0.50%    0.90%      19.48     30.38    1,206,846   28,961,737     26.75%     27.26%       0.90%
            2006                 0.50%    0.90%      15.31     23.93    1,035,763   19,715,668     30.08%     30.60%       2.00%
            2005                 0.50%    0.90%      11.97     18.37    1,128,642   16,432,850     15.79%     16.26%       0.59%
NB AMT MID-CAP GROWTH
            2009                 0.35%    1.00%      10.32     13.92    1,173,515   14,464,263     30.29%     30.95%       0.00%
            2008                 0.50%    1.00%       7.90     10.68    1,346,375   12,519,070    -43.94%    -43.65%       0.00%
            2007                 0.50%    1.00%      14.06     19.05    1,402,411   23,180,503     21.30%     21.93%       0.00%
            2006                 0.50%    1.00%      11.56     15.71    1,432,631   19,406,657     13.57%     14.12%       0.00%
            2005                 0.50%    1.00%      10.15     13.83    1,376,586   16,353,094     12.61%     13.17%       0.00%
NB AMT PARTNERS
            2009                 0.35%    0.90%      11.33     13.36      159,495    2,004,659     54.68%     54.91%       2.65%
            2008                 0.75%    0.90%       7.32      8.64      179,902    1,390,359    -52.82%    -52.75%       0.55%
            2007                 0.75%    0.90%      15.48     18.31      174,180    2,825,301      8.36%      8.52%       0.64%
            2006                 0.75%    0.90%      14.27     16.90      182,280    2,723,511     11.24%     11.40%       0.70%
            2005                 0.75%    0.90%      12.81     15.19      192,816    2,580,726     16.99%     17.16%       1.08%
NB AMT REGENCY
            2009                 0.35%    0.90%      10.30     15.00      413,860    5,457,294     45.25%     45.83%       1.76%
            2008                 0.50%    0.90%       7.06     10.31      487,229    4,390,313    -46.31%    -46.09%       1.21%
            2007                 0.50%    0.90%      13.10     19.18      504,908    8,544,490      2.38%      2.79%       0.45%
            2006                 0.50%    0.90%      12.75     18.71      609,553   10,221,332     10.17%     10.61%       0.42%
            2005                 0.50%    0.90%      12.42     16.95      538,226    8,365,230     11.00%     11.44%       0.09%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2009        6/2/09   0.10%    0.90%      11.32     12.62       95,811    1,205,442      0.95%     29.64%       7.47%
PREMIER VIT OPCAP GLOBAL EQUITY
            2008                 0.00%    0.00%         --        --           --           --      0.00%      0.00%       1.54%
            2007                 0.80%    0.80%      17.76     17.76       28,967      514,558      6.55%      6.55%       0.86%
            2006                 0.80%    0.80%      16.67     16.67       35,510      592,015     20.10%     20.10%       0.86%
            2005                 0.80%    0.80%      13.88     13.88       52,340      726,576      6.18%      6.18%       0.34%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
PREMIER VIT OPCAP MANAGED
            2009                 0.80%    0.80%   $  11.46  $  11.46       37,704  $   432,006     23.71%     23.71%       2.42%
            2008                 0.80%    0.80%       9.26      9.26       44,097      408,419    -30.32%    -30.32%       3.07%
            2007                 0.80%    0.80%      13.29     13.29       51,991      691,076      2.23%      2.23%       2.10%
            2006                 0.80%    0.80%      13.00     13.00       62,324      810,320      8.78%      8.78%       1.71%
            2005                 0.80%    0.80%      11.95     11.95       66,037      789,317      4.44%      4.44%       1.17%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2009                 0.35%    0.90%      11.45     12.82      164,445    2,008,787     24.87%     25.06%       0.00%
            2008                 0.75%    0.90%       9.17     10.25      204,538    1,979,911    -17.82%    -17.69%       0.00%
            2007                 0.75%    0.90%      11.15     12.45      177,160    2,081,535     -1.49%     -1.34%       0.79%
            2006                 0.75%    0.90%      11.32     12.62      181,608    2,167,284      1.87%      2.02%       0.32%
            2005                 0.75%    0.90%      11.12     12.37      195,975    2,290,195     12.18%     12.35%       0.05%
PUTNAM VT GROWTH & INCOME CLASS IB
            2009                 0.35%    0.90%       9.91     10.34       96,629      985,424     28.65%     28.84%       4.38%
            2008                 0.75%    0.90%       7.70      8.02      194,104    1,523,353    -39.25%    -39.16%       2.14%
            2007                 0.75%    0.90%      12.68     13.19      188,022    2,424,905     -6.88%     -6.74%       1.30%
            2006                 0.75%    0.90%      13.62     14.14      237,088    3,272,973     14.87%     15.04%       1.51%
            2005                 0.75%    0.90%      11.86     12.29      227,366    2,728,631      4.29%      4.44%       1.54%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2009.

                                                       AGGREGATE     AGGREGATE
                                                        COST OF       PROCEEDS
                                                       PURCHASES     FROM SALES
--------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                         $   703,188   $ 2,602,576
AIM V.I. Core Equity                                      931,174     3,416,277
AIM V.I. Diversified Income                               170,301       158,683
AIM V.I. International Growth                             656,397     1,876,787
ABVPSF Global Thematic Growth Class A                     905,243       426,337
ABVPSF Growth and Income Class A                        1,528,024     1,203,654
ABVPSF International Value Class A                      1,005,907       524,393
ABVPSF Large Cap Growth Class A                           424,268       525,362
ABVPSF Small/Mid Cap Value Class A                      1,329,176     1,624,858
American Century VP Inflation Protection                8,498,958     2,323,181
American Funds Global Growth Class 2                    3,280,907     2,673,500
American Funds Global Small Capitalization Class 2      5,932,934     5,844,566
American Funds Growth Class 2                           6,574,637    10,489,601
American Funds Growth-Income Class 2                    6,053,058     8,528,572
American Funds International Class 2                    7,109,439     7,872,832
BlackRock Global Allocation V.I.                        2,367,462        91,901
Delaware VIP Diversified Income                        20,898,615     3,439,522
Delaware VIP Emerging Markets                           7,135,381     7,145,160
Delaware VIP High Yield                                 5,829,119     2,601,324
Delaware VIP Limited-Term Diversified Income            2,097,431       955,968
Delaware VIP REIT                                       1,909,021     2,517,667
Delaware VIP Small Cap Value                            1,885,395     6,183,253
Delaware VIP Trend                                        901,917     2,775,070
Delaware VIP U.S. Growth                                  342,802       145,848
Delaware VIP Value                                      1,680,392     1,639,917
DWS VIP Alternative Asset Allocation Plus Class A         128,967         1,665
DWS VIP Equity 500 Index Class A                        3,241,939     6,027,360
DWS VIP Small Cap Index Class A                         1,518,641     1,229,139
Fidelity VIP Asset Manager                                 49,013       217,679
Fidelity VIP Contrafund Service Class                   4,204,758     4,686,146
Fidelity VIP Equity-Income                                256,096       602,398
Fidelity VIP Equity-Income Service Class                  511,388     1,004,256
Fidelity VIP Growth Service Class                         515,638     1,480,787
Fidelity VIP Growth Opportunities Service Class           176,241       463,393
Fidelity VIP High Income Service Class                    409,714       423,162
Fidelity VIP Investment Grade Bond                        518,082       646,625
Fidelity VIP Mid Cap Service Class                      2,095,054       997,172
Fidelity VIP Overseas Service Class                       723,668       577,340
FTVIPT Franklin Income Securities                       2,420,725       977,552
FTVIPT Franklin Small-Mid Cap Growth Securities         1,057,388     1,271,798
FTVIPT Mutual Shares Securities                         1,492,519       250,429
FTVIPT Templeton Foreign Securities                       315,450       629,813
FTVIPT Templeton Foreign Securities Class 2               610,551     1,742,162
FTVIPT Templeton Global Asset Allocation                  298,743       147,142
FTVIPT Templeton Global Bond Securities                 8,252,904     2,400,240
FTVIPT Templeton Growth Securities                        588,062     1,205,181
FTVIPT Templeton Growth Securities Class 2                227,311       823,972
Janus Aspen Series Balanced                             1,327,442     2,396,346
Janus Aspen Series Balanced Service Shares              2,248,006       656,049
Janus Aspen Series Enterprise Service Shares              434,479     1,908,503
Janus Aspen Series Global Technology Service Shares       267,760       364,000
Janus Aspen Series Worldwide                              569,876     1,635,483
Janus Aspen Series Worldwide Service Shares               190,468       294,835
LVIP Baron Growth Opportunities                           282,906       141,458
LVIP Baron Growth Opportunities Service Class             753,894     1,040,406
LVIP Capital Growth                                       176,510        44,398
LVIP Cohen & Steers Global Real Estate                  1,600,317       804,646
LVIP Columbia Value Opportunities                         146,636        91,461
LVIP Delaware Bond                                     12,026,943     6,481,152

                                                        AGGREGATE     AGGREGATE
                                                         COST OF       PROCEEDS
                                                        PURCHASES     FROM SALES
--------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation         $ 1,061,304   $ 1,040,141
LVIP Delaware Growth and Income                            432,970       491,748
LVIP Delaware Social Awareness                             484,806       543,497
LVIP Delaware Special Opportunities                        197,930       156,849
LVIP Global Income                                         287,655        22,655
LVIP Janus Capital Appreciation                            755,444     1,216,901
LVIP Marsico International Growth                          657,191       309,017
LVIP MFS Value                                           1,285,924       493,703
LVIP Mid-Cap Value                                         281,359       158,877
LVIP Mondrian International Value                        1,435,133     3,074,658
LVIP Money Market                                       35,073,668    47,494,876
LVIP SSgA Bond Index                                     1,634,031       434,439
LVIP SSgA Developed International 150                      307,268        18,089
LVIP SSgA Emerging Markets 100                           4,249,993       751,394
LVIP SSgA International Index                              371,228        79,452
LVIP SSgA Large Cap 100                                    316,059         9,986
LVIP SSgA S&P 500 Index                                  3,861,987     4,031,679
LVIP SSgA Small-Cap Index                                  758,719       289,324
LVIP SSgA Small-Mid Cap 200                                788,892       287,079
LVIP T. Rowe Price Growth Stock                            474,652       207,950
LVIP T. Rowe Price Structured Mid-Cap Growth               802,242       398,104
LVIP Templeton Growth                                      342,308       120,965
LVIP Turner Mid-Cap Growth                                 363,908       133,402
LVIP Wells Fargo Intrinsic Value                           412,055     1,059,444
LVIP Wilshire 2010 Profile                                 226,327        19,480
LVIP Wilshire 2020 Profile                                 452,510       149,208
LVIP Wilshire 2030 Profile                                 276,980        68,225
LVIP Wilshire 2040 Profile                               1,850,519       179,732
LVIP Wilshire Aggressive Profile                         2,600,556       624,649
LVIP Wilshire Conservative Profile                       2,780,448       889,472
LVIP Wilshire Moderate Profile                          15,403,888     1,855,767
LVIP Wilshire Moderately Aggressive Profile              8,484,139     2,066,228
M Fund Brandes International Equity                        421,022       454,900
M Fund Business Opportunity Value                          360,055       515,736
M Fund Frontier Capital Appreciation                       136,933       195,294
M Fund M Large Cap Growth                                  319,161       633,411
MFS VIT Core Equity                                        123,302        95,627
MFS VIT Growth                                             776,219     1,259,044
MFS VIT Total Return                                     2,459,199     3,064,918
MFS VIT Utilities                                        5,578,122     4,535,881
NB AMT Mid-Cap Growth                                      739,434     2,385,069
NB AMT Partners                                            547,775       408,330
NB AMT Regency                                             504,609     1,127,641
PIMCO VIT Commodity Real Return Administrative Class     1,292,079        70,719
Premier VIT OPCAP Managed                                   49,892       104,120
Putnam VT Global Health Care Class IB                      378,390       561,046
Putnam VT Growth & Income Class IB                         310,376     1,028,998

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2009.

                                                    NET
                                        SHARES     ASSET   FAIR VALUE
                                         OWNED     VALUE    OF SHARES    COST OF SHARES
---------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation           604,769   $20.33   $12,294,963     $14,708,139
AIM V.I. Core Equity                    653,314    24.92    16,280,594      16,093,051
AIM V.I. Diversified Income              87,161     5.88       512,504         676,957
AIM V.I. International Growth           232,087    26.01     6,036,582       4,940,961
ABVPSF Global Thematic Growth Class A   156,985    16.73     2,626,361       2,401,098

                                                                    NET
                                                        SHARES     ASSET    FAIR VALUE
                                                        OWNED      VALUE     OF SHARES   COST OF SHARES
-------------------------------------------------------------------------------------------------------
ABVPSF Growth and Income Class A                        799,960   $15.20   $12,159,387   $ 16,493,643
ABVPSF International Value Class A                      376,455    14.70     5,533,894      6,829,203
ABVPSF Large Cap Growth Class A                          78,171    25.36     1,982,416      1,894,299
ABVPSF Small/Mid Cap Value Class A                      858,899    13.41    11,517,837     12,795,764
American Century VP Inflation Protection              1,419,234    10.74    15,242,571     14,693,783
American Funds Global Growth Class 2                    725,606    19.50    14,149,317     14,637,284
American Funds Global Small Capitalization Class 2    1,343,814    17.75    23,852,698     23,621,570
American Funds Growth Class 2                         2,081,295    46.10    95,947,706    103,572,403
American Funds Growth-Income Class 2                  2,358,669    31.18    73,543,285     80,131,225
American Funds International Class 2                  2,833,252    17.11    48,476,936     48,596,160
BlackRock Global Allocation V.I.                        154,965    14.92     2,312,081      2,279,279
Delaware VIP Diversified Income                       3,067,062    10.98    33,676,345     31,082,321
Delaware VIP Emerging Markets                         1,284,198    18.87    24,232,822     20,821,439
Delaware VIP High Yield                               3,179,976     5.67    18,030,462     16,594,965
Delaware VIP Limited-Term Diversified Income            229,519    10.01     2,297,483      2,232,059
Delaware VIP REIT                                     2,216,189     7.75    17,175,467     27,100,274
Delaware VIP Small Cap Value                          1,206,028    24.31    29,318,530     30,640,154
Delaware VIP Trend                                      629,079    25.70    16,167,323     16,806,991
Delaware VIP U.S. Growth                                166,778     7.16     1,194,133      1,137,460
Delaware VIP Value                                      749,275    14.60    10,939,411     13,157,709
DWS VIP Alternative Asset Allocation Plus Class A        10,612    12.63       134,036        127,421
DWS VIP Equity 500 Index Class A                      3,227,083    11.69    37,724,596     38,662,116
DWS VIP Small Cap Index Class A                         952,271     9.90     9,427,478     11,189,403
Fidelity VIP Asset Manager                               52,115    13.00       677,497        769,260
Fidelity VIP Contrafund Service Class                 2,306,548    20.55    47,399,568     56,973,930
Fidelity VIP Equity-Income                              171,520    16.81     2,883,259      3,813,694
Fidelity VIP Equity-Income Service Class                309,150    16.75     5,178,267      6,673,296
Fidelity VIP Growth Service Class                       188,135    29.96     5,636,533      6,294,262
Fidelity VIP Growth Opportunities Service Class         175,571    14.48     2,542,271      2,628,714
Fidelity VIP High Income Service Class                  280,454     5.26     1,475,188      1,592,186
Fidelity VIP Investment Grade Bond                      161,866    12.48     2,020,090      2,017,010
Fidelity VIP Mid Cap Service Class                      363,058    25.41     9,225,304     10,139,491
Fidelity VIP Overseas Service Class                     341,708    14.99     5,122,198      6,260,714
FTVIPT Franklin Income Securities                       447,787    14.43     6,461,573      6,540,271
FTVIPT Franklin Small-Mid Cap Growth Securities         495,623    17.36     8,604,016      9,243,971
FTVIPT Mutual Shares Securities                         317,042    14.75     4,676,373      5,225,196
FTVIPT Templeton Foreign Securities                     194,279    13.68     2,657,738      2,946,957
FTVIPT Templeton Foreign Securities Class 2             324,489    13.45     4,364,377      4,389,438
FTVIPT Templeton Global Asset Allocation                111,067     9.35     1,038,479      1,407,679
FTVIPT Templeton Global Bond Securities                 658,865    17.72    11,675,094     11,180,500
FTVIPT Templeton Growth Securities                      622,215    10.56     6,570,588      7,485,919
FTVIPT Templeton Growth Securities Class 2              170,609    10.40     1,774,332      1,977,895
Janus Aspen Series Balanced                             407,776    26.88    10,961,026     10,292,968
Janus Aspen Series Balanced Service Shares              296,893    27.93     8,292,218      7,496,149
Janus Aspen Series Enterprise Service Shares            107,285    29.90     3,207,831      3,031,058
Janus Aspen Series Global Technology Service Shares     327,871     4.55     1,491,812      1,293,112
Janus Aspen Series Worldwide                            359,801    26.18     9,419,580     10,884,037
Janus Aspen Series Worldwide Service Shares              86,747    25.93     2,249,343      2,208,297
LVIP Baron Growth Opportunities                          24,196    24.11       583,330        536,652
LVIP Baron Growth Opportunities Service Class           238,805    23.95     5,719,617      5,651,650
LVIP Capital Growth                                      18,033    21.54       388,430        306,208
LVIP Cohen & Steers Global Real Estate                  487,613     6.33     3,084,149      2,620,790
LVIP Columbia Value Opportunities                        26,715     8.46       225,929        222,927
LVIP Delaware Bond                                    4,539,492    13.32    60,475,112     57,903,171
LVIP Delaware Foundation Aggressive Allocation          297,191    11.30     3,359,154      3,606,911
LVIP Delaware Growth and Income                          66,667    25.88     1,725,532      1,936,206
LVIP Delaware Social Awareness                          105,764    27.56     2,915,182      3,041,355
LVIP Delaware Special Opportunities                      18,642    30.30       564,923        562,200
LVIP Global Income                                       24,743    10.82       267,646        265,698
LVIP Janus Capital Appreciation                         277,081    19.45     5,388,958      5,427,676
LVIP Marsico International Growth                       140,808    11.14     1,567,898      1,643,614

                                                                     NET
                                                         SHARES     ASSET    FAIR VALUE
                                                         OWNED      VALUE    OF SHARES    COST OF SHARES
--------------------------------------------------------------------------------------------------------
LVIP MFS Value                                           115,639   $20.68   $ 2,390,958     $ 2,235,846
LVIP Mid-Cap Value                                        78,097    11.47       895,623         917,434
LVIP Mondrian International Value                        826,240    15.59    12,883,555      14,093,973
LVIP Money Market                                      5,591,212    10.00    55,912,122      55,912,119
LVIP SSgA Bond Index                                     146,542    10.56     1,546,902       1,533,768
LVIP SSgA Developed International 150                     42,416     8.07       342,171         311,327
LVIP SSgA Emerging Markets 100                           361,568    11.04     3,992,430       3,622,452
LVIP SSgA International Index                             55,331     7.51       415,588         368,825
LVIP SSgA Large Cap 100                                   41,448     8.77       363,662         327,597
LVIP SSgA S&P 500 Index                                  848,286     7.77     6,589,485       5,998,873
LVIP SSgA Small-Cap Index                                141,318    14.26     2,014,917       1,771,022
LVIP SSgA Small-Mid Cap 200                               90,470    10.23       925,057         697,022
LVIP T. Rowe Price Growth Stock                           74,928    15.19     1,137,936       1,052,225
LVIP T. Rowe Price Structured Mid-Cap Growth             171,620    11.24     1,929,183       1,875,242
LVIP Templeton Growth                                     29,307    24.37       714,252         682,876
LVIP Turner Mid-Cap Growth                                76,826     8.87       681,522         654,405
LVIP Wells Fargo Intrinsic Value                         402,646    11.44     4,606,270       5,111,969
LVIP Wilshire 2010 Profile                                26,902     9.57       257,482         222,757
LVIP Wilshire 2020 Profile                                72,377     9.20       666,011         573,287
LVIP Wilshire 2030 Profile                               107,234     9.10       975,396         914,033
LVIP Wilshire 2040 Profile                               343,681     8.60     2,956,346       2,596,314
LVIP Wilshire Aggressive Profile                         694,014     9.58     6,649,346       7,593,838
LVIP Wilshire Conservative Profile                       461,353    11.29     5,207,287       4,956,777
LVIP Wilshire Moderate Profile                         3,257,888    10.96    35,719,489      34,486,334
LVIP Wilshire Moderately Aggressive Profile            2,819,665    10.42    29,369,632      31,505,497
M Fund Brandes International Equity                      184,410    11.57     2,133,625       2,808,200
M Fund Business Opportunity Value                        138,889     9.50     1,319,449       1,485,514
M Fund Frontier Capital Appreciation                      41,847    20.47       856,616         902,410
M Fund M Large Cap Growth                                118,324    13.24     1,566,604       1,745,244
MFS VIT Core Equity                                       55,419    13.49       747,601         738,359
MFS VIT Growth                                           469,710    21.43    10,065,890       9,543,347
MFS VIT Total Return                                   1,407,577    17.48    24,604,445      26,334,816
MFS VIT Utilities                                      1,006,602    22.92    23,071,323      22,942,589
NB AMT Mid-Cap Growth                                    681,024    21.24    14,464,943      12,868,315
NB AMT Partners                                          204,352     9.81     2,004,690       2,673,693
NB AMT Regency                                           445,046    12.26     5,456,258       5,769,857
PIMCO VIT Commodity Real Return Administrative Class     139,619     8.60     1,200,727       1,226,242
Premier VIT OPCAP Managed                                 14,709    29.37       432,016         544,682
Putnam VT Global Health Care Class IB                    165,199    12.16     2,008,824       1,871,282
Putnam VT Growth & Income Class IB                        68,429    14.40       985,378       1,318,510

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                       UNITS        UNITS     NET INCREASE
                                                       ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          554,824   (1,093,801)    (538,977)
AIM V.I. Core Equity                                   561,824   (1,022,290)    (460,466)
AIM V.I. Diversified Income                             13,400      (16,887)      (3,487)
AIM V.I. International Growth                          128,804     (230,883)    (102,079)
ABVPSF Global Thematic Growth Class A                  129,051      (71,154)      57,897
ABVPSF Growth and Income Class A                       268,331     (273,003)      (4,672)
ABVPSF International Value Class A                     235,082     (150,417)      84,665
ABVPSF Large Cap Growth Class A                         54,229      (61,199)      (6,970)
ABVPSF Small/Mid Cap Value Class A                     205,401     (248,823)     (43,422)
American Century VP Inflation Protection               915,123     (376,546)     538,577
American Funds Global Growth Class 2                   456,516     (375,679)      80,837
American Funds Global Small Capitalization Class 2     908,841     (775,843)     132,998
American Funds Growth Class 2                        2,218,258   (2,684,385)    (466,127)

                                                       UNITS        UNITS     NET INCREASE
                                                       ISSUED     REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------
American Funds Growth-Income Class 2                 1,723,335   (1,926,708)     (203,373)
American Funds International Class 2                 1,160,523   (1,092,917)       67,606
BlackRock Global Allocation V.I.                       210,910       (8,810)      202,100
Delaware VIP Diversified Income                      1,757,407     (545,736)    1,211,671
Delaware VIP Emerging Markets                          723,365     (533,764)      189,601
Delaware VIP High Yield                                584,499     (376,888)      207,611
Delaware VIP Limited-Term Diversified Income           193,266      (94,809)       98,457
Delaware VIP REIT                                      359,749     (406,562)      (46,813)
Delaware VIP Small Cap Value                           510,164     (791,065)     (280,901)
Delaware VIP Trend                                     328,724     (498,053)     (169,329)
Delaware VIP U.S. Growth                                50,764      (24,894)       25,870
Delaware VIP Value                                     310,401     (327,304)      (16,903)
DWS VIP Alternative Asset Allocation Plus Class A       12,089         (242)       11,847
DWS VIP Equity 500 Index Class A                       946,157   (1,529,819)     (583,662)
DWS VIP Small Cap Index Class A                        178,879     (203,039)      (24,160)
Fidelity VIP Asset Manager                               5,306      (20,845)      (15,539)
Fidelity VIP Contrafund Service Class                1,168,677   (1,142,549)       26,128
Fidelity VIP Equity-Income                              43,502      (77,952)      (34,450)
Fidelity VIP Equity-Income Service Class                82,469     (140,182)      (57,713)
Fidelity VIP Growth Service Class                      170,336     (341,322)     (170,986)
Fidelity VIP Growth Opportunities Service Class        135,696     (270,041)     (134,345)
Fidelity VIP High Income Service Class                  47,591      (56,853)       (9,262)
Fidelity VIP Investment Grade Bond                      27,600      (47,025)      (19,425)
Fidelity VIP Mid Cap Service Class                     302,495     (189,997)      112,498
Fidelity VIP Overseas Service Class                    111,381      (92,963)       18,418
FTVIPT Franklin Income Securities                      306,802     (160,041)      146,761
FTVIPT Franklin Small-Mid Cap Growth Securities        209,188     (209,894)         (706)
FTVIPT Mutual Shares Securities                        246,334      (83,502)      162,832
FTVIPT Templeton Foreign Securities                     27,352      (66,463)      (39,111)
FTVIPT Templeton Foreign Securities Class 2            131,427     (256,530)     (125,103)
FTVIPT Templeton Global Asset Allocation                14,248       (9,878)        4,370
FTVIPT Templeton Global Bond Securities                624,501     (251,425)      373,076
FTVIPT Templeton Growth Securities                      89,294     (172,457)      (83,163)
FTVIPT Templeton Growth Securities Class 2              38,283      (99,741)      (61,458)
Janus Aspen Series Balanced                            303,834     (392,270)      (88,436)
Janus Aspen Series Balanced Service Shares             161,779      (69,440)       92,339
Janus Aspen Series Enterprise Service Shares            96,192     (224,058)     (127,866)
Janus Aspen Series Global Technology Service Shares    103,201     (118,425)      (15,224)
Janus Aspen Series Worldwide                           317,329     (551,896)     (234,567)
Janus Aspen Series Worldwide Service Shares             33,316      (47,234)      (13,918)
LVIP Baron Growth Opportunities                         42,049      (17,445)       24,604
LVIP Baron Growth Opportunities Service Class          200,799     (193,075)        7,724
LVIP Capital Growth                                     30,391       (7,856)       22,535
LVIP Cohen & Steers Global Real Estate                 366,705     (194,502)      172,203
LVIP Columbia Value Opportunities                       21,491      (12,413)        9,078
LVIP Delaware Bond                                   1,687,637   (1,238,479)      449,158
LVIP Delaware Foundation Aggressive Allocation         149,427     (121,251)       28,176
LVIP Delaware Growth and Income                         63,263      (75,298)      (12,035)
LVIP Delaware Social Awareness                          75,533      (99,556)      (24,023)
LVIP Delaware Special Opportunities                     32,201      (33,957)       (1,756)
LVIP Global Income                                      27,494       (2,493)       25,001
LVIP Janus Capital Appreciation                        229,654     (346,756)     (117,102)
LVIP Marsico International Growth                      111,295      (61,610)       49,685
LVIP MFS Value                                         203,545      (91,712)      111,833
LVIP Mid-Cap Value                                      47,273      (31,268)       16,005
LVIP Mondrian International Value                      332,963     (458,292)     (125,329)
LVIP Money Market                                    6,284,851   (7,310,936)   (1,026,085)
LVIP SSgA Bond Index                                   160,213      (47,099)      113,114
LVIP SSgA Developed International 150                   43,967       (3,960)       40,007
LVIP SSgA Emerging Markets 100                         408,178      (80,059)      328,119
LVIP SSgA International Index                           53,030       (8,645)       44,385
LVIP SSgA Large Cap 100                                 41,776       (2,339)       39,437

                                                        UNITS        UNITS    NET INCREASE
                                                        ISSUED     REDEEMED   (DECREASE)
------------------------------------------------------------------------------------------
LVIP SSgA S&P 500 Index                                 594,873    (630,430)     (35,557)
LVIP SSgA Small-Cap Index                               135,473     (54,398)      81,075
LVIP SSgA Small-Mid Cap 200                             114,798     (37,367)      77,431
LVIP T. Rowe Price Growth Stock                          77,873     (37,912)      39,961
LVIP T. Rowe Price Structured Mid-Cap Growth             97,875     (61,218)      36,657
LVIP Templeton Growth                                    58,766     (26,135)      32,631
LVIP Turner Mid-Cap Growth                               62,669     (24,466)      38,203
LVIP Wells Fargo Intrinsic Value                        216,925    (314,626)     (97,701)
LVIP Wilshire 2010 Profile                               26,621      (1,954)      24,667
LVIP Wilshire 2020 Profile                               48,053      (9,575)      38,478
LVIP Wilshire 2030 Profile                               41,801     (15,844)      25,957
LVIP Wilshire 2040 Profile                              295,959     (71,945)     224,014
LVIP Wilshire Aggressive Profile                        300,975    (119,599)     181,376
LVIP Wilshire Conservative Profile                      280,074    (104,845)     175,229
LVIP Wilshire Moderate Profile                        1,789,850    (419,539)   1,370,311
LVIP Wilshire Moderately Aggressive Profile           1,036,087    (471,129)     564,958
M Fund Brandes International Equity                      52,238     (48,801)       3,437
M Fund Business Opportunity Value                        44,580     (52,924)      (8,344)
M Fund Frontier Capital Appreciation                     18,467     (19,119)        (652)
M Fund M Large Cap Growth                                41,749     (64,867)     (23,118)
MFS VIT Core Equity                                      15,079     (12,546)       2,533
MFS VIT Growth                                          337,842    (450,334)    (112,492)
MFS VIT Total Return                                    485,599    (543,663)     (58,064)
MFS VIT Utilities                                       632,071    (516,557)     115,514
NB AMT Mid-Cap Growth                                   227,932    (400,792)    (172,860)
NB AMT Partners                                          70,401     (90,808)     (20,407)
NB AMT Regency                                          105,296    (178,665)     (73,369)
PIMCO VIT Commodity Real Return Administrative Class    103,632      (7,821)      95,811
Premier VIT OPCAP Managed                                 6,244     (12,637)      (6,393)
Putnam VT Global Health Care Class IB                    72,181    (112,274)     (40,093)
Putnam VT Growth & Income Class IB                       30,800    (128,275)     (97,475)

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                        UNITS        UNITS    NET INCREASE
                                                        ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                           367,402    (426,564)    (59,162)
AIM V.I. Core Equity                                    223,142    (422,023)   (198,881)
AIM V.I. Diversified Income                               5,162     (14,109)     (8,947)
AIM V.I. International Growth                            78,910    (143,570)    (64,660)
ABVPSF Global Thematic Growth Class A                    58,237     (58,454)       (217)
ABVPSF Growth and Income Class A                        252,550    (216,903)     35,647
ABVPSF International Value Class A                      408,176    (149,531)    258,645
ABVPSF Large Cap Growth Class A                          71,333     (75,403)     (4,070)
ABVPSF Small/Mid Cap Value Class A                      290,597    (183,030)    107,567
American Century VP Inflation Protection                501,759    (412,907)     88,852
American Funds Global Growth Class 2                    392,712    (167,279)    225,433
American Funds Global Small Capitalization Class 2      456,741    (489,774)    (33,033)
American Funds Growth Class 2                         2,236,021  (1,408,170)    827,851
American Funds Growth-Income Class 2                  1,649,946  (1,225,694)    424,252
American Funds International Class 2                    879,664    (643,719)    235,945
Delaware VIP Limited-Term Diversified Income            110,904     (35,368)     75,536
Delaware VIP Diversified Income                         550,162    (437,188)    112,974
Delaware VIP Emerging Markets                           347,605    (293,982)     53,623
Delaware VIP High Yield                                 260,685    (322,792)    (62,107)
Delaware VIP REIT                                       427,849    (424,350)      3,499
Delaware VIP Small Cap Value                            610,633    (601,556)      9,077
Delaware VIP Trend                                      306,257    (276,760)     29,497
Delaware VIP U.S. Growth                                 31,718     (15,057)     16,661
Delaware VIP Value                                      275,300    (308,402)    (33,102)
DWS VIP Equity 500 Index Class A                        753,465  (1,276,361)   (522,896)
DWS VIP Small Cap Index Class A                         123,312    (230,948)   (107,636)

                                                        UNITS        UNITS      NET INCREASE
                                                        ISSUED     REDEEMED      (DECREASE)
--------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                               24,226      (16,910)        7,316
Fidelity VIP Contrafund Service Class                   923,022     (798,310)      124,712
Fidelity VIP Equity-Income                               43,961      (64,717)      (20,756)
Fidelity VIP Equity-Income Service Class                 92,324      (76,957)       15,367
Fidelity VIP Growth Service Class                       300,864     (291,648)        9,216
Fidelity VIP Growth Opportunities Service Class          81,504      (80,794)          710
Fidelity VIP High Income Service Class                   17,328      (29,251)      (11,923)
Fidelity VIP Investment Grade Bond                       23,766      (48,898)      (25,132)
Fidelity VIP Mid Cap Service Class                      276,050     (112,608)      163,442
Fidelity VIP Overseas Service Class                     122,347      (95,936)       26,411
FTVIPT Franklin Income Securities                       238,242      (81,842)      156,400
FTVIPT Franklin Small-Mid Cap Growth Securities         189,360     (126,991)       62,369
FTVIPT Mutual Shares Securities                         182,903      (58,660)      124,243
FTVIPT Templeton Foreign Securities                      39,376      (46,052)       (6,676)
FTVIPT Templeton Foreign Securities Class 2              64,228      (79,839)      (15,611)
FTVIPT Templeton Global Asset Allocation                 18,791       (9,759)        9,032
FTVIPT Templeton Global Bond Securities                 446,392     (349,632)       96,760
FTVIPT Templeton Growth Securities                      143,807     (126,094)       17,713
FTVIPT Templeton Growth Securities Class 2               24,891      (30,823)       (5,932)
Janus Aspen Series Balanced                             108,763     (160,784)      (52,021)
Janus Aspen Series Balanced Service Shares               69,580     (105,497)      (35,917)
Janus Aspen Series Global Technology Service Shares      66,553      (63,666)        2,887
Janus Aspen Series Enterprise Service Shares            163,642     (130,488)       33,154
Janus Aspen Series Worldwide                            185,783     (203,389)      (17,606)
Janus Aspen Series Worldwide Service Shares              38,791      (49,808)      (11,017)
LVIP Baron Growth Opportunities                          29,967       (7,571)       22,396
LVIP Baron Growth Opportunities Service Class           161,844      (88,211)       73,633
LVIP Capital Growth                                      24,443         (430)       24,013
LVIP Cohen & Steers Global Real Estate                  322,182     (253,440)       68,742
LVIP Columbia Value Opportunities                        22,753       (3,774)       18,979
LVIP Delaware Bond                                      924,755   (1,323,687)     (398,932)
LVIP Delaware Growth and Income                         120,965      (18,486)      102,479
LVIP Delaware Social Awareness                           69,035      (65,687)        3,348
LVIP Delaware Special Opportunities                      70,027       (5,309)       64,718
LVIP Wells Fargo Intrinsic Value                        145,460      (67,668)       77,792
LVIP Janus Capital Appreciation                         122,534     (101,874)       20,660
LVIP Marsico International Growth                       139,691      (56,938)       82,753
LVIP MFS Value                                          200,478      (32,065)      168,413
LVIP Mid-Cap Value                                       64,474      (36,317)       28,157
LVIP Mondrian International Value                       340,069     (432,851)      (92,782)
LVIP Money Market                                     7,867,437   (6,010,350)    1,857,087
LVIP SSgA Bond Index                                     33,464       (1,921)       31,543
LVIP SSgA Developed International 150                     3,290          (65)        3,225
LVIP SSgA Emerging Markets 100                           13,771         (673)       13,098
LVIP SSgA International Index                            11,148         (617)       10,531
LVIP SSgA Large Cap 100                                   4,527       (1,562)        2,965
LVIP SSgA S&P 500 Index                                 772,392     (113,935)      658,457
LVIP SSgA Small-Cap Index                               171,973      (21,253)      150,720
LVIP SSgA Small-Mid Cap 200                              18,205       (2,839)       15,366
LVIP T. Rowe Price Growth Stock                          80,563       (6,342)       74,221
LVIP T. Rowe Price Structured Mid-Cap Growth             56,803      (37,707)       19,096
LVIP Templeton Growth                                    61,021      (11,267)       49,754
LVIP Turner Mid-Cap Growth                               42,674      (11,458)       31,216
LVIP Delaware Foundation Aggressive Allocation           91,779      (32,299)       59,480
LVIP Wilshire 2010 Profile                                1,225         (272)          953
LVIP Wilshire 2020 Profile                               35,162       (3,861)       31,301
LVIP Wilshire 2030 Profile                               68,934       (6,832)       62,102
LVIP Wilshire 2040 Profile                              100,929       (8,719)       92,210
LVIP Wilshire Aggressive Profile                        327,203      (87,708)      239,495
LVIP Wilshire Conservative Profile                      370,276     (254,822)      115,454
LVIP Wilshire Moderate Profile                          868,034     (365,583)      502,451
LVIP Wilshire Moderately Aggressive Profile           1,039,669     (316,846)      722,823

                                          UNITS     UNITS     NET INCREASE
                                         ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------
M Fund Brandes International Equity      59,867    (50,061)       9,806
M Fund Business Opportunity Value        67,068    (18,679)      48,389
M Fund Frontier Capital Appreciation     24,165    (14,780)       9,385
M Fund M Large Cap Growth                90,236    (17,186)      73,050
MFS VIT Core Equity                      27,198    (29,281)      (2,083)
MFS VIT Growth                          140,805   (206,551)     (65,746)
MFS VIT Total Return                    330,720   (429,785)     (99,065)
MFS VIT Utilities                       388,620   (409,614)     (20,994)
NB AMT Mid-Cap Growth                   213,112   (269,148)     (56,036)
NB AMT Partners                          42,221    (36,499)       5,722
NB AMT Regency                          107,038   (124,717)     (17,679)
Premier VIT OPCAP Global Equity              42    (29,009)     (28,967)
Premier VIT OPCAP Managed                 6,066    (13,960)      (7,894)
Putnam VT Growth & Income Class IB       24,956    (18,874)       6,082
Putnam VT Global Health Care Class IB    57,113    (29,735)      27,378

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2009, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account M at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 1, 2010